Prestige Variable Life Account

of Great-West Life & Annuity

Insurance Company

Financial Statements as of and for the year

ended December 31, 2021 and Report of

Independent Registered Public Accounting Firm

Prestige Variable Life Account of Great-West Life & Annuity Insurance Company

Great-West Life & Annuity Insurance Company

		Page
		Number
	Report of Independent Registered Public Accounting Firm	1-3
	Part II
Item 5	Market for Registrant’s Common Equity and Related Stockholder Matters	4
Item 7	Management’s Discussion and Analysis of Financial Condition and Results of Operations	4
Item 7A	Quantitative and Qualitative Disclosure About Market Risk	27
Item 8	Financial Statements and Supplementary Data	30

Report of Independent Registered Public Accounting Firm

To the Policy Owners of Prestige Variable Life Account and the Board of Directors of
Great-West Life & Annuity Insurance Company:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the investment divisions listed in Appendix A that comprise Prestige Variable Life Account (the Series Account) of Great-West Life & Annuity Insurance Company as of December 31, 2021, the related statements of operations and changes in net assets for the year then ended, and the related notes (collectively, the financial statements) and the financial highlights for the year then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Series Account as of December 31, 2021, the results of its operations and changes in its net assets for the year then ended, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles. The statements of changes in net assets for the year ended December 31, 2020 and financial highlights for each of the years in the four-year period ended December 31, 2020 were audited by other independent registered public accountants whose report, dated May 6, 2021, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Series Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2021, by correspondence with the underlying mutual funds or their transfer agents. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Great West Life & Annuity Insurance Company separate accounts since 2021.

Birmingham, Alabama
April 29, 2022

Appendix A

Alger Capital Appreciation Portfolio

Alger Large Cap Growth Portfolio

Alger Mid Cap Growth Portfolio

Alger Small Cap Growth Portfolio

BNY Mellon Sustainable U.S. Equity Portfolio

BNY Mellon VIF Appreciation Portfolio

BNY Mellon VIF Growth and Income Portfolio

Columbia Variable Portfolio – Select Small Cap Value Fund

Columbia Variable Portfolio – Seligman Global Technology Fund Class 1

Columbia Variable Portfolio – Seligman Global Technology Fund Class 2

Fidelity VIP Asset Manager Portfolio

Fidelity VIP Contrafund Portfolio

Fidelity VIP Government Money Market Portfolio

Fidelity VIP Growth Opportunities Portfolio

Fidelity VIP Growth Portfolio

Fidelity VIP High Income Portfolio

Fidelity VIP Index 500 Portfolio

Fidelity VIP Investment Grade Bond Portfolio

Fidelity VIP Overseas Portfolio

Goldman Sachs VIT Large Cap Value Fund

Goldman Sachs VIT Strategic Growth Fund

Goldman Sachs VIT US Equity Insights Fund

Janus Henderson VIT Flexible Bond Portfolio Service Shares

Janus Henderson VIT Overseas Portfolio

NVIT Emerging Markets Fund

Van Eck VIP Emerging Markets Fund

Van Eck VIP Global Hard Assets Fund

PRESTIGE VARIABLE LIFE ACCOUNT
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2021

	INVESTMENT DIVISIONS

	ALGER CAPITAL APPRECIATION PORTFOLIO	ALGER LARGE CAP GROWTH PORTFOLIO	ALGER MID CAP GROWTH PORTFOLIO	ALGER SMALL CAP GROWTH PORTFOLIO	BNY MELLON SUSTAINABLE U.S. EQUITY PORTFOLIO	BNY MELLON VIF APPRECIATION PORTFOLIO

ASSETS:
Investments at Fair Value (1)	$253,572	1,367,169	$490,493	$419,005	$7,878	$1,155,510
Receivable Units of the Account Sold	-	-	-	-	-	-

Total Assets	253,572	1,367,169	490,493	419,005	7,878	1,155,510

Payable for Investments Purchased	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-

NET ASSETS	$253,572	1,367,169	$490,494	$419,005	$7,879	$1,155,510

UNITS OUTSTANDING	646	2,972	1,878	1,246	49	5,180

UNIT VALUE	$392.31	459.95	$261.21	$336.29	$161.03	$223.08

(1) Cost of Investments:	$221,379	$1,059,247	$467,736	$416,172	$5,139	$849,430
Shares of Investments:	2,688	16,862	22,114	15,029	136	21,510

Note: Totals may not appear to foot/crossfoot due to rounding.

(Continued)

The accompanying notes are an integral part of these financial statements.

3

PRESTIGE VARIABLE LIFE ACCOUNT
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2021

	INVESTMENT DIVISIONS

	BNY MELLON VIF GROWTH AND INCOME PORTFOLIO	COLUMBIA VARIABLE PORTFOLIO - SELECT SMALL CAP VALUE FUND	COLUMBIA VARIABLE PORTFOLIO - SELIGMAN GLOBAL TECHNOLOGY FUND - CLASS 1	COLUMBIA VARIABLE PORTFOLIO - SELIGMAN GLOBAL TECHNOLOGY FUND - CLASS 2	FIDELITY VIP ASSET MANAGER PORTFOLIO	FIDELITY VIP CONTRAFUND PORTFOLIO

ASSETS:
Investments at Fair Value (1)	$455,391	$89,805	$339,948	$33,628	$254,896	$742,891
Receivable Units of the Account Sold	-	-	-	-	-	-

Total Assets	455,391	89,805	339,948	33,628	254,896	742,891

Payable on Units of the Account	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-

NET ASSETS	$455,392	$89,805	$339,949	$33,629	$254,896	$742,891

UNITS OUTSTANDING	2,767	3,094	4,173	165	2,349	3,118

UNIT VALUE	$164.57	$29.02	$81.46	$204.30	$108.52	$238.24

(1) Cost of Investments:	$298,830	$58,160	$188,855	$22,458	$212,000	$443,786
Shares of Investments:	10,952	2,583	8,643	968	13,906	13,669

Note: Totals may not appear to foot/crossfoot due to rounding.

(Continued)

The accompanying notes are an integral part of these financial statements.

4

PRESTIGE VARIABLE LIFE ACCOUNT
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2021

	INVESTMENT DIVISIONS

	FIDELITY VIP GOVERNMENT MONEY MARKET PORTFOLIO	FIDELITY VIP GROWTH OPPORTUNITIES PORTFOLIO	FIDELITY VIP GROWTH PORTFOLIO	FIDELITY VIP HIGH INCOME PORTFOLIO	FIDELITY VIP INDEX 500 PORTFOLIO	FIDELITY VIP INVESTMENT GRADE BOND PORTFOLIO

ASSETS:
Investments at Fair Value (1)	$423,267	$58,759	$1,460,970	$49,757	$2,604,101	$208,766
Receivable Units of the Account Sold	-	-	-	-	-	-

Total Assets	423,267	58,759	1,460,970	49,757	2,604,101	208,766

Payable on Units of the Account	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-

NET ASSETS	$423,267	$58,759	$1,460,970	$49,758	$2,604,101	$208,767

UNITS OUTSTANDING	93,115	310	3,081	465	2,781	3,149

UNIT VALUE	$4.55	$189.52	$474.24	$106.97	$936.35	$66.29

(1) Cost of Investments:	$423,267	$25,315	$903,911	$50,556	$1,028,497	$204,872
Shares of Investments:	423,267	741	14,263	9,478	5,561	15,638

Note: Totals may not appear to foot/crossfoot due to rounding.

(Continued)

The accompanying notes are an integral part of these financial statements.

5

PRESTIGE VARIABLE LIFE ACCOUNT
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2021

	INVESTMENT DIVISIONS

	FIDELITY VIP OVERSEAS PORTFOLIO	GOLDMAN SACHS VIT LARGE CAP VALUE FUND	GOLDMAN SACHS VIT STRATEGIC GROWTH FUND	GOLDMAN SACHS VIT US EQUITY INSIGHTS FUND	JANUS HENDERSON VIT FLEXIBLE BOND PORTFOLIO SERVICE SHARES	JANUS HENDERSON VIT OVERSEAS PORTFOLIO

ASSETS:
Investments at Fair Value (1)	$247,078	$1,098,994	$44,861	$167,560	$23,881	$108,156
Receivable Units of the Account Sold	-	-	-	-	-	-

Total Assets	247,078	1,098,994	44,861	167,560	23,881	108,156

Payable on Units of the Account	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-

NET ASSETS	$247,079	$1,098,994	$44,861	$167,559	$23,882	$108,156

UNITS OUTSTANDING	2,557	26,990	594	2,673	699	2,607

UNIT VALUE	$96.64	$40.72	$75.52	$62.69	$34.16	$41.48

(1) Cost of Investments:	$169,922	$1,065,231	$36,521	$149,461	$23,220	$75,058
Shares of Investments:	8,438	110,230	2,698	8,353	1,800	2,521

Note: Totals may not appear to foot/crossfoot due to rounding.

(Continued)

The accompanying notes are an integral part of these financial statements.

6

PRESTIGE VARIABLE LIFE ACCOUNT
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2021

	INVESTMENT DIVISIONS

	NVIT EMERGING MARKETS FUND	VAN ECK VIP EMERGING MARKETS FUND	VAN ECK VIP GLOBAL HARD ASSETS FUND

ASSETS:
Investments at Fair Value (1)	$40,073	$16,495	$6,212
Receivable Units of the Account Sold	-	-	-

Total Assets	40,073	16,495	6,212

Payable on Units of the Account	-	-	-
Total Liabilities	-	-	-

NET ASSETS	$40,073	$16,495	$6,212

UNITS OUTSTANDING	2,746	300	98

UNIT VALUE	$14.59	$54.91	$63.61

(1) Cost of Investments:	$35,261	$15,167	$5,142
Shares of Investments:	2,971	1,146	233

Note: Totals may not appear to foot/crossfoot due to rounding.

(Concluded)

The accompanying notes are an integral part of these financial statements.

7

PRESTIGE VARIABLE LIFE ACCOUNT
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2021

	INVESTMENT DIVISIONS

	ALGER CAPITAL APPRECIATION PORTFOLIO	ALGER LARGE CAP GROWTH PORTFOLIO	ALGER MID CAP GROWTH PORTFOLIO	ALGER SMALL CAP GROWTH PORTFOLIO	BNY MELLON SUSTAINABLE U.S. EQUITY PORTFOLIO	BNY MELLON VIF APPRECIATION PORTFOLIO

INVESTMENT INCOME:
Dividends	$-	$-	$-	$-	$59	$4,736

NET INVESTMENT INCOME (LOSS)	-	-	-	-	59	4,736

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net Realized Gain (Loss) on Sale of Fund Shares	2,382	21,434	37,967	14,614	519	25,871
Realized Gain Distributions	52,449	290,893	168,502	134,266	175	100,916

Net Realized Gain (Loss) on Investments	54,832	312,327	206,469	148,879	694	126,787

Change in Net Unrealized Appreciation (Depreciation) on Investments	(13,684)	(173,032)	(182,046)	(172,948)	1,069	128,514

Net Realized and Unrealized Gain (Loss) on Investments	41,148	139,295	24,423	(24,068)	1,763	255,301

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$41,148	$139,295	$24,423	$(24,068)	$1,822	$260,037

Note: Totals may not appear to foot/crossfoot due to rounding.

(Continued)

The accompanying notes are an integral part of these financial statements.

8

PRESTIGE VARIABLE LIFE ACCOUNT
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2021

	INVESTMENT DIVISIONS

	BNY MELLON VIF GROWTH AND INCOME PORTFOLIO	COLUMBIA VARIABLE PORTFOLIO - SELECT SMALL CAP VALUE FUND	COLUMBIA VARIABLE PORTFOLIO - SELIGMAN GLOBAL TECHNOLOGY FUND - CLASS 1	COLUMBIA VARIABLE PORTFOLIO - SELIGMAN GLOBAL TECHNOLOGY FUND - CLASS 2	FIDELITY VIP ASSET MANAGER PORTFOLIO	FIDELITY VIP CONTRAFUND PORTFOLIO

INVESTMENT INCOME:
Dividends	$2,054	$-	$1,198	$89	$4,111	$465

NET INVESTMENT INCOME (LOSS)	2,054	-	1,198	89	4,111	465

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net Realized Gain (Loss) on Sale of Fund Shares	21,571	6,741	9,137	3,492	39,537	43,566
Realized Gain Distributions	28,327	-	30,046	3,591	1,388	88,212

Net Realized Gain (Loss) on Investments	49,898	6,741	39,184	7,083	40,925	131,778

Change in Net Unrealized Appreciation (Depreciation) on Investments	46,052	14,824	57,539	3,189	(18,643)	33,062

Net Realized and Unrealized Gain (Loss) on Investments	95,950	21,565	96,722	10,272	22,282	164,840

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$98,004	$21,565	$97,920	$10,361	$26,392	$165,305

Note: Totals may not appear to foot/crossfoot due to rounding.

(Continued)

The accompanying notes are an integral part of these financial statements.

9

PRESTIGE VARIABLE LIFE ACCOUNT
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2021

	INVESTMENT DIVISIONS

	FIDELITY VIP GOVERNMENT MONEY MARKET PORTFOLIO	FIDELITY VIP GROWTH OPPORTUNITIES PORTFOLIO	FIDELITY VIP GROWTH PORTFOLIO	FIDELITY VIP HIGH INCOME PORTFOLIO	FIDELITY VIP INDEX 500 PORTFOLIO	FIDELITY VIP INVESTMENT GRADE BOND PORTFOLIO

INVESTMENT INCOME:
Dividends	$39	$-	$-	$2,679	$29,859	$4,253

NET INVESTMENT INCOME (LOSS)	39	-	-	2,679	29,859	4,253

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net Realized Gain (Loss) on Sale of Fund Shares	-	2,168	39,664	139	63,251	1,451
Realized Gain Distributions	-	5,260	281,395	-	16,975	5,654

Net Realized Gain (Loss) on Investments	-	7,428	321,059	139	80,227	7,104

Change in Net Unrealized Appreciation (Depreciation) on Investments	-	(946)	(39,025)	(454)	476,179	(12,442)

Net Realized and Unrealized Gain (Loss) on Investments	-	6,482	282,033	(316)	556,405	(5,337)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$39	$6,482	$282,033	$2,364	$586,264	$(1,085)

Note: Totals may not appear to foot/crossfoot due to rounding.

(Continued)

The accompanying notes are an integral part of these financial statements.

10

PRESTIGE VARIABLE LIFE ACCOUNT
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2021

	INVESTMENT DIVISIONS

	FIDELITY VIP OVERSEAS PORTFOLIO	GOLDMAN SACHS VIT LARGE CAP VALUE FUND	GOLDMAN SACHS VIT STRATEGIC GROWTH FUND	GOLDMAN SACHS VIT US EQUITY INSIGHTS FUND	JANUS HENDERSON VIT FLEXIBLE BOND PORTFOLIO SERVICE SHARES	JANUS HENDERSON VIT OVERSEAS PORTFOLIO

INVESTMENT INCOME:
Dividends	$1,224	$12,025	$-	$1,273	$571	$1,318

NET INVESTMENT INCOME (LOSS)	1,224	12,025	-	1,273	571	1,318

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net Realized Gain (Loss) on Sale of Fund Shares	12,323	3,097	3,352	12,093	821	9,105
Realized Gain Distributions	17,527	130,494	5,273	36,704	1,030	-

Net Realized Gain (Loss) on Investments	29,850	133,591	8,625	48,797	1,851	9,105

Change in Net Unrealized Appreciation (Depreciation) on Investments	10,877	71,613	715	(9,517)	(2,890)	5,015

Net Realized and Unrealized Gain (Loss) on Investments	40,727	205,204	9,340	39,280	(1,039)	14,120

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$41,950	$217,230	$9,340	$40,553	$(468)	$15,438

Note: Totals may not appear to foot/crossfoot due to rounding.

(Continued)

The accompanying notes are an integral part of these financial statements.

11

PRESTIGE VARIABLE LIFE ACCOUNT
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2021

	INVESTMENT DIVISIONS

	NVIT EMERGING MARKETS FUND	VAN ECK VIP EMERGING MARKETS FUND	VAN ECK VIP GLOBAL HARD ASSETS FUND

INVESTMENT INCOME:
Dividends	$414	$172	$26

NET INVESTMENT INCOME (LOSS)	414	172	26

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net Realized Gain (Loss) on Sale of Fund Shares	174	684	76
Realized Gain Distributions	-	419	-

Net Realized Gain (Loss) on Investments	174	1,103	76

Change in Net Unrealized Appreciation (Depreciation) on Investments	(3,864)	(3,396)	926

Net Realized and Unrealized Gain (Loss) on Investments	(3,689)	(2,293)	1,003

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(3,275)	$(2,121)	$1,029

Note: Totals may not appear to foot/crossfoot due to rounding.

(Concluded)

The accompanying notes are an integral part of these financial statements.

12

PRESTIGE VARIABLE LIFE ACCOUNT
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2021 AND 2020

	INVESTMENT DIVISIONS

	ALGER CAPITAL APPRECIATION PORTFOLIO		ALGER LARGE CAP GROWTH PORTFOLIO		ALGER MID CAP GROWTH PORTFOLIO
	2021	2020	2021	2020	2021	2020

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net Investment Income (Loss)	$-	$-	$-	$1,688	$-	$-
Net Realized Gain (Loss) on Investments	54,832	42,469	312,327	260,934	206,469	89,382
Change in Net Unrealized Appreciation (Depreciation) on Investments	(13,684)	23,409	(173,032)	282,102	(182,046)	124,748

Increase (Decrease) in Net Assets Resulting from Operations	41,148	65,878	139,295	544,724	24,423	214,129

CONTRACT TRANSACTIONS:
Proceeds from Units Sold	5,202	5,435	22,158	24,153	10,007	13,020
Transfers for Contract Benefits and Terminations	-	(7,259)	(6,893)	(31,747)	(6,532)	(52,750)
Net Transfers	(1,026)	(2,462)	59,494	(183,672)	(19,544)	(39,429)
Contract Maintenance Charges	(8,750)	(455)	(36,424)	-	(14,387)	(628)
Other, Net	-	(21,612)	-	(106)	-	1,932

Increase (Decrease) in Net Assets Resulting from Contract Transactions	(4,573)	(26,353)	38,336	(191,373)	(30,457)	(77,855)

Total Increase (Decrease) in Net Assets	36,575	39,524	177,631	353,351	(6,034)	136,274

NET ASSETS:
Beginning of Period	216,997	177,473	1,189,538	836,187	496,528	360,254

End of Period	$253,572	$216,997	$1,367,169	$1,189,538	$490,494	$496,528

CHANGES IN UNITS OUTSTANDING:
Units Issued	9	23	177	76	175	115
Units Redeemed	(21)	(128)	(97)	(579)	(278)	(499)

Net Increase (Decrease)	(13)	(105)	80	(503)	(103)	(385)

Note: Totals may not appear to foot/crossfoot due to rounding.

(Continued)

The accompanying notes are an integral part of these financial statements.

13

PRESTIGE VARIABLE LIFE ACCOUNT
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2021 AND 2020

	INVESTMENT DIVISIONS

	ALGER SMALL CAP GROWTH PORTFOLIO		BNY MELLON SUSTAINABLE U.S. EQUITY PORTFOLIO		BNY MELLON VIF APPRECIATION PORTFOLIO
	2021	2020	2021	2020	2021	2020

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net Investment Income (Loss)	$-	$3,474	$59	$63	$4,736	$6,195
Net Realized Gain (Loss) on Investments	148,879	33,289	694	253	126,787	64,356
Change in Net Unrealized Appreciation (Depreciation) on Investments	(172,948)	135,688	1,069	1,059	128,514	105,204

Increase (Decrease) in Net Assets Resulting from Operations	(24,068)	172,450	1,822	1,375	260,037	175,755

CONTRACT TRANSACTIONS:
Proceeds from Units Sold	10,764	12,375	1,301	1,333	19,919	20,469
Transfers for Contract Benefits and Terminations	-	(11,411)	-	(1,258)	-	(29,981)
Net Transfers	28,574	(31,052)	(441)	(117)	(59,336)	50,378
Contract Maintenance Charges	(12,849)	(403)	(1,835)	(53)	(38,610)	(60)
Other, Net	-	11	-	-	-	-

Increase (Decrease) in Net Assets Resulting from Contract Transactions	26,489	(30,479)	(975)	(95)	(78,028)	40,806

Total Increase (Decrease) in Net Assets	2,421	141,971	848	1,280	182,009	216,561

NET ASSETS:
Beginning of Period	416,584	274,613	7,031	5,751	973,501	756,940

End of Period	$419,005	$416,584	$7,879	$7,031	$1,155,510	$973,501

CHANGES IN UNITS OUTSTANDING:
Units Issued	161	105	4	15	118	496
Units Redeemed	(79)	(224)	(11)	(16)	(487)	(283)

Net Increase (Decrease)	82	(118)	(6)	(1)	(368)	212

Note: Totals may not appear to foot/crossfoot due to rounding.

(Continued)

The accompanying notes are an integral part of these financial statements.

14

PRESTIGE VARIABLE LIFE ACCOUNT
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2021 AND 2020

	INVESTMENT DIVISIONS

	BNY MELLON VIF GROWTH AND INCOME PORTFOLIO		COLUMBIA VARIABLE PORTFOLIO - SELECT SMALL CAP VALUE FUND		COLUMBIA VARIABLE PORTFOLIO - SELIGMAN GLOBAL TECHNOLOGY FUND - CLASS 1
	2021	2020	2021	2020	2021	2020

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net Investment Income (Loss)	$2,054	$2,633	$-	$-	$1,198	$-
Net Realized Gain (Loss) on Investments	49,898	34,514	6,741	(8)	39,184	31,062
Change in Net Unrealized Appreciation (Depreciation) on Investments	46,052	46,977	14,824	5,641	57,539	54,059

Increase (Decrease) in Net Assets Resulting from Operations	98,004	84,123	21,565	5,633	97,920	85,121

CONTRACT TRANSACTIONS:
Proceeds from Units Sold	13,900	16,395	1,468	1,949	4,577	5,143
Transfers for Contract Benefits and Terminations	(7,290)	(33,459)	-	(2,367)	(4,037)	(45,497)
Net Transfers	(20,178)	6,361	(242)	2,809	(10,667)	(5,006)
Contract Maintenance Charges	(31,803)	(611)	(3,565)	-	(8,360)	(495)
Other, Net	-	(893)	-	1,217	-	(138)

Increase (Decrease) in Net Assets Resulting from Contract Transactions	(45,370)	(12,207)	(2,338)	3,609	(18,488)	(45,994)

Total Increase (Decrease) in Net Assets	52,634	71,916	19,227	9,242	79,432	39,127

NET ASSETS:
Beginning of Period	402,757	330,841	70,579	61,337	260,516	221,389

End of Period	$455,392	$402,757	$89,805	$70,579	$339,949	$260,516

CHANGES IN UNITS OUTSTANDING:
Units Issued	138	374	556	360	37	490
Units Redeemed	(446)	(448)	(638)	(190)	(310)	(1,568)

Net Increase (Decrease)	(307)	(74)	(82)	170	(273)	(1,078)

Note: Totals may not appear to foot/crossfoot due to rounding.

(Continued)

The accompanying notes are an integral part of these financial statements.

15

PRESTIGE VARIABLE LIFE ACCOUNT
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2021 AND 2020

	INVESTMENT DIVISIONS

	COLUMBIA VARIABLE PORTFOLIO - SELIGMAN GLOBAL TECHNOLOGY FUND - CLASS 2		FIDELITY VIP ASSET MANAGER PORTFOLIO		FIDELITY VIP CONTRAFUND PORTFOLIO
	2021	2020	2021	2020	2021	2020

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net Investment Income (Loss)	$89	$-	$4,111	$6,345	$465	$1,468
Net Realized Gain (Loss) on Investments	7,083	3,984	40,925	7,584	131,778	22,767
Change in Net Unrealized Appreciation (Depreciation) on Investments	3,189	3,830	(18,643)	46,824	33,062	139,441

Increase (Decrease) in Net Assets Resulting from Operations	10,361	7,814	26,392	60,753	165,305	163,677

CONTRACT TRANSACTIONS:
Proceeds from Units Sold	2,611	3,654	8,748	10,933	12,737	21,061
Transfers for Contract Benefits and Terminations	-	(4,393)	(1,812)	(27,436)	-	(41,992)
Net Transfers	(4,102)	(1,943)	(228,742)	1,000	(85,649)	(9,847)
Contract Maintenance Charges	(6,146)	(39)	(12,303)	(445)	(30,017)	(1,138)
Other, Net	-	-	-	681	-	(1,498)

Increase (Decrease) in Net Assets Resulting from Contract Transactions	(7,638)	(2,722)	(234,108)	(15,268)	(102,929)	(33,414)

Total Increase (Decrease) in Net Assets	2,723	5,091	(207,716)	45,485	62,376	130,263

NET ASSETS:
Beginning of Period	30,905	25,814	462,611	417,126	680,516	550,253

End of Period	$33,629	$30,905	$254,896	$462,611	$742,891	$680,516

CHANGES IN UNITS OUTSTANDING:
Units Issued	14	161	238	178	41	131
Units Redeemed	(60)	(207)	(2,575)	(346)	(574)	(335)

Net Increase (Decrease)	(45)	(46)	(2,337)	(168)	(533)	(204)

Note: Totals may not appear to foot/crossfoot due to rounding.

(Continued)

The accompanying notes are an integral part of these financial statements.

16

PRESTIGE VARIABLE LIFE ACCOUNT
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2021 AND 2020

	INVESTMENT DIVISIONS

	FIDELITY VIP GOVERNMENT MONEY MARKET PORTFOLIO		FIDELITY VIP GROWTH OPPORTUNITIES PORTFOLIO		FIDELITY VIP GROWTH PORTFOLIO
	2021	2020	2021	2020	2021	2020

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net Investment Income (Loss)	$39	$607	$-	$6	$-	$756
Net Realized Gain (Loss) on Investments	-	-	7,428	5,051	321,059	156,359
Change in Net Unrealized Appreciation (Depreciation) on Investments	-	-	(946)	17,697	(39,025)	234,598

Increase (Decrease) in Net Assets Resulting from Operations	39	607	6,482	22,753	282,033	391,713

CONTRACT TRANSACTIONS:
Proceeds from Units Sold	136,609	116,028	1,277	1,439	25,546	27,057
Transfers for Contract Benefits and Terminations	(195,909)	(81,851)	-	(2,198)	(1,787)	(38,536)
Net Transfers	433,173	(25,053)	(224)	(1,960)	(29,261)	(75,803)
Contract Maintenance Charges	(152,745)	(1,098)	(3,353)	(110)	(44,222)	-
Other, Net	-	5,380	-	-	-	(24)

Increase (Decrease) in Net Assets Resulting from Contract Transactions	221,128	13,406	(2,301)	(2,828)	(49,725)	(87,306)

Total Increase (Decrease) in Net Assets	221,168	14,013	4,181	19,926	232,309	304,407

NET ASSETS:
Beginning of Period	202,100	188,087	54,578	34,652	1,228,661	924,254

End of Period	$423,267	$202,100	$58,759	$54,578	$1,460,970	$1,228,661

CHANGES IN UNITS OUTSTANDING:
Units Issued	107,407	39,314	6	12	66	93
Units Redeemed	(57,075)	(37,719)	(18)	(34)	(178)	(356)

Net Increase (Decrease)	50,332	1,596	(12)	(23)	(112)	(263)

Note: Totals may not appear to foot/crossfoot due to rounding.

(Continued)

The accompanying notes are an integral part of these financial statements.

17

PRESTIGE VARIABLE LIFE ACCOUNT
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2021 AND 2020

	INVESTMENT DIVISIONS

	FIDELITY VIP HIGH INCOME PORTFOLIO		FIDELITY VIP INDEX 500 PORTFOLIO		FIDELITY VIP INVESTMENT GRADE BOND PORTFOLIO
	2021	2020	2021	2020	2021	2020

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net Investment Income (Loss)	$2,679	$2,517	$29,859	$31,447	$4,253	$4,217
Net Realized Gain (Loss) on Investments	139	(982)	80,227	43,300	7,104	685
Change in Net Unrealized Appreciation (Depreciation) on Investments	(454)	(209)	476,179	245,172	(12,442)	10,807

Increase (Decrease) in Net Assets Resulting from Operations	2,364	1,326	586,264	319,920	(1,085)	15,709

CONTRACT TRANSACTIONS:
Proceeds from Units Sold	2,410	2,874	41,183	44,495	6,335	6,830
Transfers for Contract Benefits and Terminations	(1,798)	(3,617)	(5,679)	(52,206)	(897)	(5,105)
Net Transfers	(1,592)	2,030	(31,023)	15,124	7,315	12,871
Contract Maintenance Charges	(4,336)	(166)	(59,787)	(2,158)	(5,928)	(295)
Other, Net	-	(19,624)	-	2,992	-	2,577

Increase (Decrease) in Net Assets Resulting from Contract Transactions	(5,316)	(18,504)	(55,306)	8,248	6,826	16,878

Total Increase (Decrease) in Net Assets	(2,953)	(17,178)	530,958	328,168	5,742	32,587

NET ASSETS:
Beginning of Period	52,711	69,889	2,073,143	1,744,975	203,025	170,438

End of Period	$49,758	$52,711	$2,604,101	$2,073,143	$208,767	$203,025

CHANGES IN UNITS OUTSTANDING:
Units Issued	50	60	62	153	448	609
Units Redeemed	(100)	(248)	(127)	(140)	(343)	(361)

Net Increase (Decrease)	(49)	(189)	(66)	13	105	248

Note: Totals may not appear to foot/crossfoot due to rounding.

(Continued)

The accompanying notes are an integral part of these financial statements.

18

PRESTIGE VARIABLE LIFE ACCOUNT
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2021 AND 2020

	INVESTMENT DIVISIONS

	FIDELITY VIP OVERSEAS PORTFOLIO		GOLDMAN SACHS VIT LARGE CAP VALUE FUND		GOLDMAN SACHS VIT STRATEGIC GROWTH FUND
	2021	2020	2021	2020	2021	2020

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net Investment Income (Loss)	$1,224	$848	$12,025	$9,474	$-	$35
Net Realized Gain (Loss) on Investments	29,850	4,098	133,591	1,599	8,625	2,198
Change in Net Unrealized Appreciation (Depreciation) on Investments	10,877	26,880	71,613	18,738	715	10,394

Increase (Decrease) in Net Assets Resulting from Operations	41,950	31,826	217,230	29,811	9,340	12,627

CONTRACT TRANSACTIONS:
Proceeds from Units Sold	4,753	6,991	20,431	21,254	326	342
Transfers for Contract Benefits and Terminations	(925)	(11,777)	(1,841)	(35,312)	-	(1,234)
Net Transfers	(9,688)	(615)	(14,330)	161,657	(8,655)	(2,514)
Contract Maintenance Charges	(7,968)	(231)	(36,852)	-	(1,936)	(126)
Other, Net	-	1,645	-	(705)	-	-

Increase (Decrease) in Net Assets Resulting from Contract Transactions	(13,828)	(3,987)	(32,592)	146,894	(10,265)	(3,531)

Total Increase (Decrease) in Net Assets	28,122	27,839	184,637	176,705	(925)	9,096

NET ASSETS:
Beginning of Period	218,957	191,118	914,357	737,652	45,787	36,691

End of Period	$247,079	$218,957	$1,098,994	$914,357	$44,861	$45,787

CHANGES IN UNITS OUTSTANDING:
Units Issued	235	261	586	6,024	39	145
Units Redeemed	(391)	(286)	(1,470)	(1,532)	(184)	(238)

Net Increase (Decrease)	(155)	(25)	(885)	4,492	(145)	(93)

Note: Totals may not appear to foot/crossfoot due to rounding.

(Continued)

The accompanying notes are an integral part of these financial statements.

19

PRESTIGE VARIABLE LIFE ACCOUNT
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2021 AND 2020

	INVESTMENT DIVISIONS

	GOLDMAN SACHS VIT US EQUITY INSIGHTS FUND		JANUS HENDERSON VIT FLEXIBLE BOND PORTFOLIO SERVICE SHARES		JANUS HENDERSON VIT OVERSEAS PORTFOLIO
	2021	2020	2021	2020	2021	2020

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net Investment Income (Loss)	$1,273	$1,153	$571	$1,041	$1,318	$1,355
Net Realized Gain (Loss) on Investments	48,797	10,611	1,851	55	9,105	801
Change in Net Unrealized Appreciation (Depreciation) on Investments	(9,517)	12,066	(2,890)	3,062	5,015	15,357

Increase (Decrease) in Net Assets Resulting from Operations	40,553	23,830	(468)	4,158	15,438	17,513

CONTRACT TRANSACTIONS:
Proceeds from Units Sold	3,681	4,666	322	425	2,464	3,915
Transfers for Contract Benefits and Terminations	-	(12,649)	-	(1,251)	(1,878)	(11,820)
Net Transfers	(16,851)	(292)	(18,732)	(367)	(18,736)	3,204
Contract Maintenance Charges	(7,675)	(221)	(1,311)	(43)	(6,846)	(345)
Other, Net	(1)	(902)	-	18	-	94

Increase (Decrease) in Net Assets Resulting from Contract Transactions	(20,845)	(9,398)	(19,721)	(1,218)	(24,996)	(4,952)

Total Increase (Decrease) in Net Assets	19,708	14,432	(20,189)	2,940	(9,558)	12,562

NET ASSETS:
Beginning of Period	147,851	133,419	44,071	41,131	117,714	105,152

End of Period	$167,559	$147,851	$23,882	$44,071	$108,156	$117,714

CHANGES IN UNITS OUTSTANDING:
Units Issued	365	263	7	15	99	339
Units Redeemed	(744)	(448)	(584)	(52)	(715)	(465)

Net Increase (Decrease)	(379)	(185)	(577)	(37)	(616)	(125)

Note: Totals may not appear to foot/crossfoot due to rounding.

(Continued)

The accompanying notes are an integral part of these financial statements.

20

PRESTIGE VARIABLE LIFE ACCOUNT
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2021 AND 2020

	INVESTMENT DIVISIONS

	NVIT EMERGING MARKETS FUND		VAN ECK VIP EMERGING MARKETS FUND		VAN ECK VIP GLOBAL HARD ASSETS FUND
	2021	2020	2021	2020	2021	2020

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net Investment Income (Loss)	$414	$568	$172	$337	$26	$39
Net Realized Gain (Loss) on Investments	174	94	1,103	678	76	(254)
Change in Net Unrealized Appreciation (Depreciation) on Investments	(3,864)	4,290	(3,396)	1,995	926	1,228

Increase (Decrease) in Net Assets Resulting from Operations	(3,275)	4,953	(2,121)	3,010	1,029	1,013

CONTRACT TRANSACTIONS:
Proceeds from Units Sold	1,087	958	1,050	1,247	226	239
Transfers for Contract Benefits and Terminations	-	(571)	(1,848)	(1,093)	-	(114)
Net Transfers	363	119	155	(2)	(350)	90
Contract Maintenance Charges	(621)	-	(630)	(61)	(212)	(35)
Other, Net	-	-	-	-	-	(11)

Increase (Decrease) in Net Assets Resulting from Contract Transactions	829	505	(1,273)	90	(336)	169

Total Increase (Decrease) in Net Assets	(2,447)	5,459	(3,394)	3,101	693	1,182

NET ASSETS:
Beginning of Period	42,520	37,061	19,890	16,789	5,519	4,337

End of Period	$40,073	$42,520	$16,495	$19,890	$6,212	$5,519

CHANGES IN UNITS OUTSTANDING:
Units Issued	101	98	20	33	3	16
Units Redeemed	(47)	(56)	(39)	(30)	(9)	(9)

Net Increase (Decrease)	53	42	(19)	3	(6)	7

Note: Totals may not appear to foot/crossfoot due to rounding.

(Concluded)

The accompanying notes are an integral part of these financial statements.

21

PRESTIGE VARIABLE LIFE ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS
YEAR ENDED DECEMBER 31, 2021

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Prestige Variable Life Account (the Series Account), formerly, Variable Life Account I Series Account, a separate account of Great-West Life & Annuity Insurance Company (the Company), is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and exists in accordance with regulations of the Colorado Division of Insurance. The Series Account consists of numerous investment divisions (Investment Divisions), each being treated as an individual accounting entity for financial reporting purposes, and each investing all of its investible assets in the named underlying mutual fund. The Series Account which was established to support variable universal life policies, is no longer being sold.

Under applicable insurance law, the assets and liabilities of each of the Investment Divisions of the Series Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Series Account's assets applicable to the reserves and other contract liabilities with respect to the Series Account is not chargeable with liabilities arising out of any other business the Company may conduct. Net premiums from the Contracts are allocated to the subaccounts in accordance with contract owner instructions and are recorded as proceeds from units sold in the statement of changes in net assets. Such amounts are used to provide account funds to pay contract values under the Contracts. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company’s other assets and liabilities.

The outbreak of the novel strain of coronavirus, specifically identified as ‘COVID-19’, has resulted in governments worldwide enacting emergency measures to combat the spread of the virus. These measures, which include the implementation of travel bans, self-imposed quarantine periods and social distancing, have caused material disruption to businesses globally resulting in an economic slowdown. Global equity markets have experienced significant volatility and weakness. Governments and central banks have reacted with significant monetary and fiscal interventions designed to stabilize economic conditions. The duration and impact of the COVID-19 outbreak is unknown at this time, as is the efficacy of the government and central bank interventions. It is not possible to reliably estimate the length and severity of these developments and the impact on the financial results and condition of the Investment Divisions in future periods. Management will continue to monitor developments and their impact on the fair value of the subaccounts in which the Separate Account invests.

The preparation of financial statements and financial highlights of each of the Investment Divisions in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and financial highlights and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Series Account is an investment company and, therefore, applies specialized accounting guidance in accordance with the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 "Financial Services — Investment Companies" (ASC Topic 946). The following is a summary of the significant accounting policies of the Series Account.

22

Security Valuation

Mutual fund investments held by the Investment Divisions are valued at the reported net asset values of such underlying mutual funds, which value their investment securities at fair value.

The Series Account classifies its valuations into three levels based upon the observability of inputs to the valuation of the Series Account's investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. When considering market participant assumptions in fair value measurements, the following fair value hierarchy distinguishes between observable and unobservable inputs, which are categorized in one of the following levels:

Level 1 — Unadjusted quoted prices for identical securities in active markets.

Level 2 — Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets.

Level 3 — Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the reporting entity's own assumptions and would be based on the best information available under the circumstances.

As of December 31, 2021, the only investments of each of the Investment Divisions of the Series Account were in underlying mutual funds that are actively traded, therefore 100% of the investments are valued using Level 1 inputs.

Fund of Funds Structure Risk

Since the Series Account invests directly in underlying funds, all risks associated with the eligible underlying funds apply to the Series Account. To the extent the Series Account invests more of its assets in one underlying fund than another, the Series Account will have greater exposure to the risks of the underlying fund.

Security Transactions and Investment Income

Transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and the amounts distributed to the Investment Division for its share of dividends are reinvested in additional full and fractional shares of the related mutual funds.

Federal Income Taxes

The operations of each of the Investment Divisions of the Series Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). The Company is included in the consolidated federal tax return of Great-West Lifeco U.S. Inc. Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of each of the Investment Divisions of the Series Account. Based on this, no charge is being made currently to the Series Account for federal income taxes. The Company will periodically review the status of the federal income tax policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Proceeds from Units Sold

Proceeds from Units Sold from contract owners by the Company are credited as accumulation units and are reported as Contract Transactions on the Statement of Changes in Net Assets of the applicable Investment Divisions.

23

Net Transfers

Net transfers include transfers between Investment Divisions of the Series Account as well as transfers between other investment options of the Company, not included in the Series Account.

Other, Net

The amounts reported as Other, net on the Statement of Changes in Net Assets of the applicable Investment Divisions consist of loans from participant accounts and loan repayments to participant accounts.

2.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2021 were as follows:

Investment Division	Purchases	Sales
Alger Capita! Appreciation Portfolio	$3,167	$7,740
Alger large Cap Growth Portfolio	81,036	42,701
Alger Mid Cap Growth Portfolio	45,083	75,540
Alger Small Cap Growth Portfolio	56,501	30,011
BNY Mellon Sustainable U.S. Equity Portfolio	595	1,570
BNY Mellon VIF Appreciation Portfolio	23,586	101,614
BNY Mellon VIF Growth and Income Portfolio	20,634	66,004
Columbia Variable Portfolio - Select Small Cap Value Fund	15,180	17,518
Columbia Variable Portfolio - Seligman Global Technology Fund - Class 1	2,591	21,079
Columbia Variable Portfolio - Seligman Global Technology Fund - Class 2	2,611	10,249
Fidelity VIP Asset Manager Portfolio	24,931	259,039
Fidelity VIP Contrafund Portfolio	488,200	259,432
Fidelity VIP Government Money Market Portfolio	28,881	78,606
Fidelity VIP Growth Opportunities Portfolio	1,031	3,331
Fidelity VIP Growth Portfolio	5,203	10,519
Fidelity VIP High Income Portfolio	8,593	111,522
Fidelity VIP Index 500 Portfolio	51,087	106,394
Fidelity Investment Grade Bond Portfolio	29,483	22,657
Fidelity VIP Overseas Portfolio	21,062	34,890
Goldman Sachs VIT Large Cap Value Fund	22,069	54,661
Goldman Sachs VIT Strategic Growth Fund	2,443	12,709
Goldman Sachs VIT US Equity Insight Fund	20,623	41,467
Janus Henderson VIT Flexible Bond Portfolio Service Shares	241	19,962
Janus Henderson VIT Overseas Portfolio Institutional Shares	3,994	28,991
NVIT Emerging Markets Fund	1,600	771
VanEck VIP Emerging Markets Fund	1,273	2,546
VanEck VIP Global Hard Assets Fund	207	544

3.	EXPENSES AND RELATED PARTY TRANSACTIONS

Payment Expense Charge

The Company deducts a payment expense charge of 6.00% from premium payments received from policyholders. This charge compensates the Company for sales and marketing expenses and certain taxes that are incurred. This deduction is taken by the Company prior to the purchase of fund shares. The payment expense charge consists of a 3.00% front-end sales load, to partially compensate the Company for sales expenses, a 2.00% premium tax charge, to compensate the Company for state and local premium taxes, and a 1.00% deferred acquisition cost charge to reimburse the Company for expenses incurred from federal taxes for deferred acquisition costs. This charge is netted with Proceeds from Units Sold on the Statement of Changes in Net Assets of the applicable Investment Divisions.

24

Transfer Fees

The Company deducts from each participant's account a fee of $10 for each transfer between Investment Divisions in excess of 12 transfers in any calendar year. This charge is recorded as Transfers for Contract Benefits and Terminations on the Statement of Changes in Net Assets of the applicable Investment Divisions.

Charge Incurred for Partial Surrenders

The Company deducts from each participant's account a maximum fee of $25 for all partial withdrawals. This charge is recorded as Transfers for Contract Benefits and Terminations on the Statement of Changes in Net Assets of the applicable Investment Divisions.

Monthly Deductions from Policyholder Accounts

Starting on the policy date and on each monthly processing date before the final payment date, a monthly charge is deducted from each participant's policy value. This monthly charge is to compensate the Company for the cost of insurance, mortality and expense risk, administration expenses, expense charges and charges for riders chosen by the policyholder as described below. After the final payment date, only the mortality and expense risk charge is deducted on each monthly processing date.

The Company assesses a monthly cost of insurance charge to compensate for underwriting the death benefit. The cost of insurance rate depends on a number of factors specific to each individual insured (including age, sex, and underwriting class), as well as the policy value and the number of months since the policy date, that cause it to vary from policy to policy and from month to month.

The Company assumes mortality and expense risks and deducts a charge at each monthly processing date equal to an annual rate of 0.35% of each participant's policy value for the first 10 policy years and 0.10% thereafter.

The Company deducts a $7.50 monthly administration fee each month through the final payment date.

The Company deducts a monthly expense charge for the first 120 policy months after the policy date. The initial charge for each $1,000 of face amount is based on the issue age, sex and underwriting class of the insured on the policy date. This charge generally increases with the age of the insured.

The Company deducts a monthly rider charge for any supplemental insurance benefits added to a policy, such as a disability waiver of payment rider, an accelerated death benefit rider, a guaranteed death benefit rider, other insured term insurance rider, or term life insurance rider.

These monthly deductions, which are made directly to contract owner accounts through the redemption of units, are collectively referred to as Contract Maintenance Charges in the Statement of Changes in Net Assets of the applicable Investment Divisions.

4.	FINANCIAL HIGHLIGHTS

For each Investment Division, the accumulation units outstanding, net assets, investment income ratio, expense ratio (excluding expenses of the underlying funds), total return and accumulation unit fair values for each year or period ended December 31 are included on the following pages. The unit values in the Financial Highlights are calculated based on the net assets and accumulation units outstanding as of December 31 of each year presented and may differ from the unit value reflected on the Statement of Assets and Liabilities due to rounding.

The Expense Ratio represents the annualized contract expenses of the respective Investment Divisions of the Series Account for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

25

The Total Return amounts represent the total return for the periods indicated, including changes in the value of the underlying fund and expenses assessed through the reduction of unit values. These returns do not include any expenses assessed through the redemption of units. Investment Divisions with a date notation indicate the effective date that the investment option was available in the Series Account. The total returns are calculated for each 12- month period indicated or from the effective date through the end of the reporting period and are not annualized for periods less than one year. Unit values and returns for bands or Investment Divisions that had no operations activity during the reporting period are not shown.

The Investment Income Ratio represents the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying mutual fund divided by average net assets during the period. It is not annualized for periods less than one year. The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Investment Division is affected by the timing of the declaration of dividends by the underlying fund in which the Investment Division invests.

26

PRESTIGE VARIABLE LIFE ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS	At December 31				For the year or period ended December 31
INVESTMENT DIVISIONS	Units (000s)		Unit Fair Value	Net Assets (000s)	Investment Income Ratio	Expense Ratio	Total Return

ALGER CAPITAL APPRECIATION PORTFOLIO
2021	1		$392.31	$254	0.00%	0.00%	19.14%
2020	1		$329.30	$217	0.00%	0.00%	41.75%
2019	1		$232.29	$177	0.00%	0.00%	33.58%
2018	1		$173.84	$141	0.09%	0.00%	(0.10)%
2017	1		$174.11	$148	0.16%	0.00%	31.08%
ALGER LARGE CAP GROWTH PORTFOLIO
2021	3		$459.95	$1,367	0.00%	0.00%	11.84%
2020	3		$411.26	$1,190	0.18%	0.00%	67.03%
2019	3		$246.23	$836	0.00%	0.00%	27.43%
2018	3		$193.23	$663	0.00%	0.00%	2.21%
2017	4		$189.06	$686	0.00%	0.00%	28.46%
ALGER MID CAP GROWTH PORTFOLIO
2021	2		$261.21	$490	0.00%	0.00%	4.20%
2020	2		$250.68	$497	0.00%	0.00%	64.63%
2019	2		$152.26	$360	0.00%	0.00%	30.26%
2018	2		$116.90	$278	0.00%	0.00%	(7.44)%
2017	2		$126.29	$313	0.00%	0.00%	29.79%
ALGER SMALL CAP GROWTH PORTFOLIO
2021	1		$336.29	$419	0.00%	0.00%	(6.07)%
2020	1		$358.01	$417	1.18%	0.00%	67.15%
2019	1		$214.21	$275	0.00%	0.00%	29.34%
2018	2		$165.63	$272	0.00%	0.00%	1.44%
2017	2		$163.30	$277	0.00%	0.00%	28.73%
BNY MELLON SUSTAINABLE U.S. EQUITY PORTFOLIO
2021	0	*	$161.03	$8	0.78%	0.00%	26.05%
2020	0	*	$127.75	$7	1.15%	0.00%	24.14%
2019	0	*	$102.70	$6	1.48%	0.00%	34.35%
2018	0	*	$76.58	$5	1.76%	0.00%	(4.40)%
2017	0	*	$79.57	$5	1.11%	0.00%	15.33%
BNY MELLON VIF APPRECIATION PORTFOLIO
2021	5		$223.08	$1,156	0.44%	0.00%	27.13%
2020	6		$175.48	$974	0.86%	0.00%	23.69%
2019	5		$141.88	$757	1.16%	0.00%	36.10%
2018	6		$104.24	$586	1.26%	0.00%	(6.85)%
2017	6		$111.90	$626	1.34%	0.00%	27.33%
BNY MELLON VIF GROWTH AND INCOME PORTFOLIO
2021	3		$164.57	$455	0.47%	0.00%	25.62%
2020	3		$131.00	$403	0.84%	0.00%	24.63%
2019	3		$105.13	$331	1.08%	0.00%	29.12%
2018	3		$81.41	$281	0.80%	0.00%	(4.68)%
2017	4		$85.41	$311	0.75%	0.00%	19.71%

*The Investment Division has units that round to less than 1,000 units.							(Continued)

27

PRESTIGE VARIABLE LIFE ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS	At December 31				For the year or period ended December 31
INVESTMENT DIVISIONS	Units (000s)		Unit Fair Value	Net Assets (000s)	Investment Income Ratio	Expense Ratio	Total Return

COLUMBIA VARIABLE PORTFOLIO - SELECT SMALL CAP VALUE FUND
2021	3		$29.02	$90	0.00%	0.00%	30.62%
2020	3		$22.22	$71	0.00%	0.00%	8.92%
2019	3		$20.40	$61	0.00%	0.00%	17.44%
2018	3		$17.37	$53	0.00%	0.00%	(12.82)%
2017	3		$19.92	$63	0.00%	0.00%	12.07%
COLUMBIA VARIABLE PORTFOLIO - SELIGMAN GLOBAL TECHNOLOGY FUND - CLASS 1
2021	4		$81.46	$340	0.40%	0.00%	39.03%
2020	4		$58.59	$261	0.00%	0.00%	46.18%
2019	6		$40.08	$221	0.00%	0.00%	55.31%
2018	7		$25.81	$189	0.00%	0.00%	(8.15)%
2017	7		$28.10	$199	0.00%	0.00%	35.21%
COLUMBIA VARIABLE PORTFOLIO - SELIGMAN GLOBAL TECHNOLOGY FUND - CLASS 2
2021	0	*	$204.30	$34	0.29%	0.00%	38.76%
2020	0	*	$147.24	$31	0.00%	0.00%	45.80%
2019	0	*	$100.84	$26	0.00%	0.00%	54.97%
2018	0	*	$65.08	$20	0.00%	0.00%	(8.45)%
2017	0	*	$70.93	$8	0.00%	0.00%	34.92%
FIDELITY VIP ASSET MANAGER PORTFOLIO
2021	2		$108.52	$255	1.39%	0.00%	9.92%
2020	5		$98.72	$463	1.64%	0.00%	14.87%
2019	5		$85.93	$417	1.82%	0.00%	18.25%
2018	5		$72.68	$360	1.72%	0.00%	(5.35)%
2017	5		$76.79	$379	1.73%	0.00%	14.10%
FIDELITY VIP CONTRAFUND PORTFOLIO
2021	3		$238.24	$743	0.07%	0.00%	27.84%
2020	4		$186.36	$681	0.27%	0.00%	30.57%
2019	4		$142.74	$550	0.44%	0.00%	31.58%
2018	5		$108.47	$528	0.70%	0.00%	(6.38)%
2017	5		$115.87	$601	1.01%	0.00%	21.87%
FIDELITY VIP GOVERNMENT MONEY MARKET PORTFOLIO
2021	93		$4.55	$423	0.01%	0.00%	0.01%
2020	43		$4.55	$194	0.33%	0.00%	0.34%
2019	42		$4.53	$188	2.00%	0.00%	2.03%
2018	40		$4.44	$177	1.62%	0.00%	1.65%
2017	53		$4.37	$231	0.67%	0.00%	0.67%
FIDELITY VIP GROWTH OPPORTUNITIES PORTFOLIO
2021	0	*	$189.52	$59	0.00%	0.00%	12.00%
2020	1		$169.21	$55	0.01%	0.00%	68.66%
2019	0	*	$100.44	$35	0.14%	0.00%	40.84%
2018	0	*	$71.31	$29	0.12%	0.00%	12.46%
2017	0	*	$63.33	$27	0.30%	0.00%	34.51%

*The Investment Division has units that round to less than 1,000 units.							(Continued)

28

PRESTIGE VARIABLE LIFE ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS	At December 31				For the year or period ended December 31
INVESTMENT DIVISIONS	Units (000s)		Unit Fair Value	Net Assets (000s)	Investment Income Ratio	Expense Ratio	Total Return

FIDELITY VIP GROWTH PORTFOLIO
2021	3		$474.24	$1,461	0.00%	0.00%	23.22%
2020	3		$384.89	$1,229	0.08%	0.00%	43.89%
2019	3		$267.51	$924	0.26%	0.00%	34.31%
2018	4		$199.16	$723	0.24%	0.00%	(0.17)%
2017	4		$199.48	$749	0.22%	0.00%	35.13%
FIDELITY VIP HIGH INCOME PORTFOLIO
2021	0	*	$106.97	$50	5.00%	0.00%	4.40%
2020	1		$102.46	$53	5.35%	0.00%	2.75%
2019	1		$99.70	$70	5.17%	0.00%	15.11%
2018	1		$86.65	$65	5.80%	0.00%	(3.29)%
2017	1		$89.54	$63	5.48%	0.00%	6.93%
FIDELITY VIP INDEX 500 PORTFOLIO
2021	3		$936.35	$2,604	1.27%	0.00%	28.57%
2020	3		$728.26	$2,073	1.94%	0.00%	18.24%
2019	3		$615.95	$1,745	1.95%	0.00%	31.35%
2018	3		$468.94	$1,486	1.90%	0.00%	(4.49)%
2017	3		$490.98	$1,542	1.42%	0.00%	21.71%
FIDELITY VIP INVESTMENT GRADE BOND PORTFOLIO
2021	3		$66.29	$209	2.00%	0.00%	(0.61)%
2020	3		$66.69	$203	2.51%	0.00%	9.39%
2019	3		$60.96	$170	2.75%	0.00%	9.67%
2018	3		$55.59	$151	2.45%	0.00%	(0.53)%
2017	3		$55.88	$154	2.45%	0.00%	4.22%
FIDELITY VIP OVERSEAS PORTFOLIO
2021	3		$96.64	$247	0.52%	0.00%	19.70%
2020	3		$80.74	$219	0.49%	0.00%	15.62%
2019	3		$69.83	$191	1.76%	0.00%	27.77%
2018	3		$54.66	$151	1.61%	0.00%	(14.81)%
2017	3		$64.15	$178	1.44%	0.00%	30.28%
GOLDMAN SACHS VIT LARGE CAP VALUE FUND
2021	27		$40.72	$1,099	1.18%	0.00%	24.14%
2020	28		$32.80	$914	1.54%	0.00%	3.98%
2019	23		$31.55	$738	1.54%	0.00%	25.93%
2018	23		$25.05	$585	1.32%	0.00%	(8.46)%
2017	23		$27.36	$631	1.88%	0.00%	9.86%
GOLDMAN SACHS VIT STRATEGIC GROWTH FUND
2021	1		$75.52	$45	0.00%	0.00%	21.94%
2020	1		$61.93	$46	0.10%	0.00%	40.50%
2019	1		$44.10	$37	0.30%	0.00%	35.53%
2018	1		$32.53	$27	0.54%	0.00%	(1.04)%
2017	1		$32.87	$29	0.52%	0.00%	30.66%

*The Investment Division has units that round to less than 1,000 units.							(Continued)

29

PRESTIGE VARIABLE LIFE ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS	At December 31				For the year or period ended December 31
INVESTMENT DIVISIONS	Units (000s)		Unit Fair Value	Net Assets (000s)	Investment Income Ratio	Expense Ratio	Total Return

GOLDMAN SACHS VIT US EQUITY INSIGHTS FUND
2021	3		$62.69	$168	0.80%	0.00%	29.40%
2020	3		$48.45	$148	0.93%	0.00%	17.55%
2019	3		$41.22	$133	1.31%	0.00%	25.21%
2018	3		$32.91	$109	1.24%	0.00%	(6.19)%
2017	3		$35.09	$120	1.42%	0.00%	24.07%
JANUS HENDERSON VIT FLEXIBLE BOND PORTFOLIO SERVICE SHARES
2021	1		$34.16	$24	1.50%	0.00%	(1.06)%
2020	1		$34.53	$44	2.62%	0.00%	10.25%
2019	1		$31.33	$41	2.84%	0.00%	9.28%
2018	1		$28.66	$39	2.86%	0.00%	(1.28)%
2017	1		$29.04	$38	2.44%	0.00%	3.35%
JANUS HENDERSON VIT OVERSEAS PORTFOLIO
2021	3		$41.48	$108	1.12%	0.00%	13.59%
2020	3		$36.52	$118	1.48%	0.00%	16.29%
2019	3		$31.41	$105	2.07%	0.00%	27.02%
2018	7		$24.73	$162	1.74%	0.00%	(14.94)%
2017	7		$29.07	$197	1.67%	0.00%	31.12%
NVIT EMERGING MARKETS FUND
2021	3		$14.59	$40	0.96%	0.00%	(7.59)%
2020	3		$15.79	$43	1.80%	0.00%	12.92%
2019	3		$13.99	$37	2.18%	0.00%	22.58%
2018	3		$11.41	$30	0.40%	0.00%	(17.71)%
2017	3		$13.86	$37	0.97%	0.00%	41.09%
VAN ECK VIP EMERGING MARKETS FUND
2021	0	*	$54.91	$16	0.89%	0.00%	(11.79)%
2020	0	*	$62.25	$20	2.24%	0.00%	17.25%
2019	0	*	$53.13	$17	0.47%	0.00%	30.60%
2018	0	*	$40.71	$14	0.30%	0.00%	(23.49)%
2017	0	*	$53.14	$19	0.43%	0.00%	51.03%
VAN ECK VIP GLOBAL HARD ASSETS FUND
2021	0	*	$63.61	$6	0.43%	0.00%	18.89%
2020	0	*	$53.50	$6	1.05%	0.00%	19.10%
2019	0	*	$44.71	$4	0.00%	0.00%	11.87%
2018	0	*	$40.09	$6	0.00%	0.00%	(28.28)%
2017	0	*	$55.73	$6	0.00%	0.00%	(1.70)%

*The Investment Division has units that round to less than 1,000 units.							(Concluded)

30

5.	SUBSEQUENT EVENTS

Management has reviewed all events subsequent to December 31, 2021, including the estimates inherent in the process of preparing these financial statements through the date the financial statements were issued. No subsequent events requiring adjustments or disclosures have occurred.

31

Great-West Life & Annuity Insurance Company
Audited Annual Statutory Financial Statements

Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus as of December 31, 2021 and 2020 and Related Statutory Statements of Operations, Changes in Capital and Surplus and Cash Flows and Notes to the Financial Statements for Each of the Three Years in the Period Ended December 31, 2021 and Independent Auditor's Report

Table of Contents

		Page
		Number

	Part II
Item 5	Market for Registrant’s Common Equity and Related Stockholder Matters	3
Item 7	Management’s Discussion and Analysis of Financial Condition and Results of Operations	3
Item 7A	Quantitative and Qualitative Disclosure About Market Risk	26
Item 8	Financial Statements and Supplementary Data	29

Part II

Item 5.

Market for Registrant’s Common Equity and Related Stockholder Matters

5.1     Equity Security Holders and Market Information

There is no established public trading market for the Company’s common equity.  GWL&A Financial is the sole shareholder of the Company’s common equity securities.

5.2     Dividends

In the three most recent fiscal years, the Company has paid dividends on its common shares. Dividends paid on the Company’s common stock were $506 million, $358 million, and $640 million during the years ended December 31, 2021, 2020 and 2019, respectively.

Under Colorado law, the Company cannot, without the approval of the Colorado Commissioner of Insurance, pay a dividend if as a result of such payment, the total of that dividend and all dividends paid in the preceding twelve months, would exceed the greater of (i) 10% of the Company’s statutory surplus as regards policyholders as of the preceding year ended December 31; or (ii) the Company’s statutory net gain, not including realized capital gains, for the twelve-month period ending the preceding December 31 not including pro rata distributions of the Company’s own securities. Additionally, dividend payments generally will not be allowed if the statutory surplus remaining after the proposed dividend would fall below the minimum RBC that requires regulatory action.

Item 7.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Management’s discussion and analysis of financial condition and results of operations of the Company for the three years ended December 31, 2021, 2020 and 2019, are as follows.  This management discussion and analysis should be read in conjunction with the financial data contained in Item 8, “Financial Statements and Supplementary Data.”

Certain statements in this report constitute forward-looking statements. See “Business” in Item 1 of this report for additional factors relating to these statements, and see “Risk Factors” in Item 1A of this report for a discussion of certain risk factors applicable to the business and its financial condition and results of operations.

7.1 Executive Summary

The Company and its subsidiaries are providers of retirement services, insurance, and other financial service products to corporate, institutional, government and individual customers. Management considers the ability to continue to expand its presence in the United States defined contribution market to be its primary point of focus.  The retirement services, savings, and investments marketplace is highly competitive. Competitors include insurance companies, banks, investment advisors, mutual fund companies, and certain service and professional organizations.

The Empower Retirement segment provides various retirement plan products (including IRAs) and investment options, as well as comprehensive administrative and recordkeeping services for financial institutions and employers, which include educational, advisory, enrollment, and communication services to employer-sponsored defined contribution plans and associated defined benefit plans.  Defined contribution plans provide for benefits based upon the value of contributions to, and investment returns on, an individual’s account.

The Individual Markets segment is closed and in run-off. It previously distributed life insurance, annuity, and retirement products to both individuals and businesses. Direct life insurance products in-force include participating and non-participating term life, whole life, universal life, and variable universal life. Effective June, 1, 2019, the Company completed the sale, via indemnity reinsurance, of substantially all of its Individual Markets live and annuity business to Protective Life Insurance Company ("Protective"). The Company retained a block of life insurance, predominately participant policies which are now administered by Protective.

The Company’s Other reporting segment is substantially comprised of corporate items not directly allocated to the other operating segments and interest expense on long-term debt.

Recent Events

On July 21, 2021, the Company announced it's intent to acquire the full-service retirement business of Prudential Financial, Inc. Prudential's retirement recordkeeping business comprises more than 4,300 workplace savings plans, with approximately 4 million participants and $314 billion in assets. The transaction is expected to close in the second quarter of 2022 subject to customary regulatory approval.

On August 26, 2021, the Company issued a surplus note in the face amount of $1.2 billion to GWL&A Financial Inc. The proceeds are anticipated to be used to partially fund the acquisition of certain businesses from Prudential Financial, Inc. The note matures on December 31, 2051. The surplus note bears an interest rate of 4.2% per annum until December 31, 2026. Starting on December 31, 2026 and on every fifth anniversary of such date thereafter, the interest rate on the note is reset to equal the five-year U.S. Treasury Rate plus 3.4%.

Effective December 31, 2020, the Company completed the acquisition, via indemnity reinsurance ("the MassMutual transaction"), of the retirement services business of Massachusetts Mutual Life Insurance Company ("MassMutual"), strengthening Empower Retirement’s position as the second largest player in the U.S. retirement market. The Company paid a $2.3 billion reinsurance ceding commission, net of working capital adjustments. Per the transaction agreement, the Company acquired Statutory assets equal to liabilities.

On August 17, 2020, the Company completed the acquisition of Personal Capital Corporation ("Personal Capital"), a hybrid wealth manager that combines leading-edge digital experience with personalized advice delivered by human advisors. Under the terms of the agreement, the Company acquired the equity of Personal Capital for $825 million on closing and deferred consideration of up to $175 million subject to achievement of target growth objectives. An initial contingent consideration earn-out value of $20 million was recorded at December 31, 2020. The contingent consideration provision was increased by $80 million in 2021 for a total contingent consideration provision of $100 million at December 31, 2021. The increases in 2021 were due to growth in net new assets above the amount assumed at the date of acquisition. Changes in the fair value of the contingent consideration measured in accordance with the Merger Agreement subsequent to the completion of the purchase price allocation are recognized in operating and administrative expenses in the Consolidated Statements of Earnings.

As of December 31, 2020, the Company received capital contributions of $3.1 billion from GWL&A Financial Inc. The proceeds were used to finance the Personal Capital and MassMutual transactions.

On August 12, 2020, the Company issued a surplus note in the face amount of $528 million to GWL&A Financial Inc. The proceeds were used to finance the Personal Capital transaction. The surplus note bears an interest rate of 1.260% per annum and matures on August 12, 2025.

On January 1, 2020, the Company and its subsidiaries executed a strategy to simplify its corporate structure and affiliated transactions. The transaction included the following changes:

•	Substantially all employees of GWL&A and its other subsidiaries were transferred to the subsidiary, Empower Retirement, LLC ("ERLLC").
•	ERLLC assumed all recordkeeping related revenues, and related expenses, either by direct assignment of contracts or through a transition services agreement between ERLLC, GWL&A, and GWL&A’s subsidiaries.
•	Substantially all vendor contracts were assigned to ERLLC.
•	ERLLC entered into an administrative services agreement whereby it provides corporate and other shared services to GWL&A and its affiliates and is reimbursed for expenses incurred.

As a result of this organizational change, the Company will focus primarily on insurance related activity.

The COVID-19 pandemic continues to cause material disruption to businesses globally, resulting in continued economic pressures. While rising vaccination rates have led governments in different regions to ease restrictions put in place, many factors continue to extend economic uncertainty, including but not limited to: the availability, adoption and uncertainty around the effectiveness of vaccines; the emergence of COVID-19 variants; and the extent and timing of related government and central bank actions. The Company has developed flexible strategies to manage the current environment and leverage opportunities for the future. The duration and impact of the COVID-19 pandemic continues to be unknown at this time. The results of the Company reflect management's judgments regarding the impact of prevailing market conditions.

The Coronavirus Aid, Relief and Economic Security Act ("the CARES Act") was enacted on March 27, 2020. Under the CARES Act, the U.S. Federal government authorized broad based economic relief and support for individuals and businesses, including changes to distribution and loan rules from employer retirement plans and Individual Retirement Accounts ("IRAs") which are similar to the relief offered in prior disaster relief laws. The Company implemented the distribution and loan changes. The Internal Revenue Service ("IRS") and the U.S. Department of Labor ("DOL") subsequently issued an interpretive guidance on the CARES Act and the Company updated its CARES Act distribution and loan processes and procedures accordingly. The CARES Act distributions were allowed through December 31, 2020 and loans were allowed through September 22, 2020. The CARES Act did not prevent the Company from executing on its overall business strategy and growth objectives.

On December 10, 2019, the Company redeemed all $195 million aggregate principal amount of the 6.675% surplus note due November 14, 2034.

Effective June 1, 2019, the Company completed the sale, via indemnity reinsurance (the "Protective transaction"), of substantially all of its individual life insurance and annuity business to Protective Life Insurance Company ("Protective") who now assumes the economics and risks associated with the reinsured business. Per the transaction agreement, the Company transferred statutory assets equal to liabilities. The business transferred included bank-owned and corporate-owned life insurance, single premium life insurance, individual annuities as well as closed block life insurance and annuities. The Company will retain a block of life insurance, predominantly participating policies which are now administered by Protective, as well as a closed reinsurance acquired block. Post-transaction, the Company will focus on the defined contribution retirement and asset management markets.

The Company entered into a coinsurance with funds withheld / modified coinsurance agreement with London Life International Reinsurance Corporation ("LLIRC"), an affiliate, to cede portions of its group annuity, whole life, and universal life policies effective December 31, 2016. On January 1, 2018, the Company terminated this 2016 agreement. On December 31, 2018, the Company entered into a modified coinsurance agreement with LLIRC pursuant to which it ceded portions of its group annuity policies. On August 14, 2020 LLIRC was renamed Canada Life International Reinsurance Corporation Limited (“CLIRBC”). On December 31, 2020 the original treaty was novated to Canada Life International Reinsurance (Barbados) Corporation (CLIRBC) and the quota share was increased. These transactions had large impacts to financial statement lines, but no material impact to statutory net income.

Market Conditions

The S&P 500 index ended 2021 up by 27% as compared to 2020, and 2020 was up by 16% when compared to 2019. The average of the S&P 500 index during the year ended December 31, 2021, was up by 33% when compared to the average for the year ended December 31, 2020, and the average was up by 10% for the year ended December 31, 2020, when compared to the average for the year ended December 31, 2019.

	Year Ended December 31,
S&P 500 Index	2021	2020	2019	2018	2017	2016
Index Close	4,766	3,756	3,231	2,507	2,674	2,239
Index Average	4,269	3,218	2,914	2,744	2,448	2,094

Variable asset-based fees earned by the Company fluctuate with changes in participant account balances. Participant account balances change due to cash flow and market gains and losses, which are primarily associated with changes in the United States equities market. Fee income increased by $165 million, or 159%, to $269 million for the year ended December 31, 2021, when compared to 2020, primarily due to fees from separate account fee income due to the block of business acquired from MassMutual.

The 10-year U.S. Treasury rate ended 2021 up by 59 basis points as compared to 2020, while 2020 was down by 99 basis points when compared to 2019. The average of the 10-year U.S. Treasury rate during the year ended December 31, 2021 ended up by 56 basis points when compared to the average for the year ended December 31, 2020, and the average was down by 125 basis points for the year ended December 31, 2020, when compared to the average for the year ended December 31, 2019.

	Year Ended December 31,
10-Year Treasury Rate	2021	2020	2019	2018	2017	2016
Close	1.52%	0.93%	1.92%	2.69%	2.40%	2.45%
Average	1.45%	0.89%	2.14%	2.91%	2.33%	1.83%

7.2 Summary of Critical Accounting Judgments and Estimates

The Company prepares its statutory financial statements in conformity with accounting practices prescribed or permitted by the Colorado Division of Insurance ("The Division"). The Division requires that insurance companies domiciled in the State of Colorado prepare their statutory financial statements in accordance with the National Association of Insurance Commissioners Accounting Practices and Procedures Manual (“NAIC SAP”), subject to any deviations prescribed or permitted by the State of Colorado Insurance Commissioner.

The only prescribed deviation that impacts the Company allows the Company to account for certain separate account products at book value instead of fair value. The Division has not permitted the Company to adopt any other accounting practices that have an impact on the Company’s statutory financial statements as compared to NAIC SAP or the Division’s prescribed accounting practices. There is no impact to either capital and surplus or net income as a result of the prescribed accounting practice.

The Company has identified the following accounting policies, judgments, and estimates as critical in that they involve a higher degree of judgment and are subject to a significant degree of variability:

•	Valuation of investments
•	Impairment of investments
•	Valuation of derivatives and related hedge accounting
•	Impairment of goodwill
•	Valuation of policy benefits
•	Valuation of deferred taxes

Valuation of investments

The Company’s investments are in bonds, mortgage loans, real estate, contract loans, and other investments. The Company’s investments are exposed to three primary sources of risk: credit, interest rate, and market valuation. The financial statement risks, stemming from such investment risks, are those associated with the determination of fair values.

The fair values for bonds are generally based upon evaluated prices from independent pricing services.  In cases where these prices are not readily available, fair values are estimated by the Company. To determine estimated fair value for these instruments, the Company generally utilizes discounted cash flow models with market observable pricing inputs such as spreads, average life and credit quality. Fair value estimates are made at a specific point in time, based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty.  The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts of the Company’s financial instruments.

Impairment of investments

The Company evaluates its general account investments on a quarterly basis to determine whether there has been an other-than-temporary decline in fair value below the amortized cost basis. Assumptions and estimates about the issuer’s operations and ability to generate future cash flows are inherent in management’s evaluation of investments for other- than-temporary impairments (“OTTI”). The assessment of whether an OTTI has occurred is based upon management’s case-by-case evaluation of the underlying reasons for the decline in fair value of each individual security. An OTTI is recorded (a) if it is probable that the Company will be unable to collect all amounts due according to the contractual terms in effect at the date of acquisition, (b) if the Company has the intent to sell the investment or (c) for non-interest related declines in value and where the Company does not have the intent and ability at the reporting date, to hold the bond until its recovery. Management considers a wide range of factors regarding the security issuer and uses its best judgment in evaluating the cause of the decline in its estimated fair value and in assessing the prospects for near-term recovery. While all available information is taken into account, it is difficult to predict the ultimate recoverable amount from a distressed or impaired security. The evaluation of impairments is a quantitative and qualitative process, which is subject to risks and uncertainties and is intended to determine whether declines in the fair value of investments should be recognized in current period earnings. The risks and uncertainties include changes in general economic conditions, the issuer’s financial condition or near term recovery prospects, the effects of changes in interest rates or credit spreads, and the recovery period.

If an OTTI has occurred on loan-backed and structured securities, the impairment amount is bifurcated into two components: the amount related to the non-interest loss and the amount attributed to other factors. The calculation of expected cash flows utilized during the impairment evaluation and bifurcation process is determined using judgment and the best information available to the Company including default rates, credit ratings, collateral characteristics, and current levels of subordination.

The determination of the calculation and the adequacy of the mortgage allowance for credit loss and mortgage impairments (when management deems it probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement) involve judgments that incorporate qualitative and quantitative Company and industry mortgage performance data. Management’s periodic evaluation and assessment of the adequacy of the mortgage provision allowance and the need for mortgage impairments is based on known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay, the fair value of the underlying collateral, composition of the loan portfolio, current economic conditions, loss experience, and other relevant factors.

Valuation of derivatives and related hedge accounting

Derivatives that qualify for hedge accounting treatment are valued using the valuation method (either amortized cost or fair value) consistent with the underlying hedged asset or liability. Derivatives where hedge accounting is either not elected or that are not eligible for hedge accounting are stated at fair value; changes in fair values are recognized in unassigned surplus in the period of change.

The fair value of derivatives is determined by quoted market prices or through the use of pricing models. The determination of fair value, when quoted market values are not available, is based on valuation methodologies and assumptions deemed appropriate under the circumstances. Values can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, market volatility, and liquidity. Judgment is applied in determining the availability and application of hedge accounting designations and the appropriate accounting treatment under accounting guidance. If it were determined that hedge accounting designations were not appropriately applied, reported capital and surplus could be materially affected. Differences in judgment as to the availability and application of hedge accounting designations and the appropriate accounting treatment may result in a differing impact on the financial statements of the Company from that previously reported. Assessments of hedge effectiveness and measurements of ineffectiveness of hedging relationships are also subject to interpretations and estimations and different interpretations or estimates may have a material effect on the amount reported in capital and surplus.

Impairment of goodwill

Goodwill is from acquisitions of subsidiaries that are reported in common stock and other invested assets and is the excess of the purchase price over the book value of the entity acquired. Statutory goodwill is amortized to unrealized capital gains/(losses) over the period in which the Company benefits economically, not to exceed ten years. Admissible goodwill is limited in the aggregate to 10% of the Company’s adjusted capital and surplus. The Company tests goodwill for impairment annually or more frequently if events or circumstances indicate that there may be justification for conducting an interim test. If the carrying value of goodwill exceeds its fair value, the excess is recognized as impairment and recorded as a realized loss in the period in which the impairment is identified.

Policy reserves

Life insurance and annuity policy reserves with life contingencies are computed on the basis of statutory mortality and interest requirements and without consideration for withdrawals. Annuity contract reserves without life contingencies are computed on the basis of statutory interest requirements.

Policy reserves for life insurance are valued in accordance with the provision of applicable statutory regulations. Life insurance reserves are determined principally using the Commissioner’s Reserve Valuation Method, using the statutory mortality and interest requirements, without consideration for withdrawals. Some policies contain a surrender value in excess of the reserve as legally computed. This excess is calculated and recorded on a policy-by-policy basis.

Premium stabilization reserves are calculated for certain policies to reflect the Company’s estimate of experience refunds and interest accumulations on these policies. The reserves are invested by the Company. The income earned on these investments is accumulated in this reserve and is used to mitigate future premium rate increases for such policies.

Policy reserves ceded to other insurance companies are recorded as a reduction of the reserve liabilities. The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

Policy and contract claims include provisions for reported life and health claims in process of settlement, valued in accordance with the terms of the related policies and contracts, as well as provisions for claims incurred but not reported based primarily on prior experience of the Company. As such, amounts are estimates, and the ultimate liability may differ from the amount recorded.Any changes in estimates will be reflected in the results of operations when additional information becomes known.

The liabilities for health claim reserves are determined using historical run-out rates, expected loss ratios and statistical analysis. The Company provides for significant claim volatility in areas where experience has fluctuated. The liabilities represent estimates of the ultimate net cost of all reported and unreported claims which are unpaid at year-end. Those estimates are subject to considerable variability in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.

Liability reserves for variable annuities with guarantees and universal life without secondary guarantees are valued in accordance with Principle-Based Reserving (PBR) methods, outlined in NAIC Valuation Manual Sections 20 and 21. PBR utilizes stochastic models to calculate levels of reserves to cover future benefits that would occur under potentially adverse conditions.

Valuation of deferred taxes

A net deferred tax asset is included in the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus which is recorded using the asset and liability method in which deferred tax assets and liabilities are recorded for expected future tax consequences of events that have been recognized in either the Company’s statutory financial statements or tax returns. Deferred income tax assets are subject to admissibility limitations prescribed by statutory accounting principles which include estimates of future tax events. The change in deferred income taxes is treated as a component of the change in unassigned deficit.

7.3 Company Results of Operations

Year ended December 31, 2021, compared with the year ended December 31, 2020

The following is a summary of certain financial data of the Company:

	Year Ended December 31,		Increase	Percentage
Statement of Operations data (In millions)	2021	2020	(decrease)	change
Premium income and annuity consideration	$6,327	$12,832	$(6,505)	(51)%
Net investment income	1,263	948	315	33%
Fee and miscellaneous income	520	104	416	400%
Reserve adjustment on reinsurance ceded	(1,519)	7,158	(8,677)	(121)%
Other	264	212	52	25%
Total income	6,855	21,254	(14,399)	(68)%

Policyholder benefits	15,213	4,057	11,156	275%
(Decrease) increase in aggregate reserves for life and accident health policies and contracts	(1,038)	16,449	(17,487)	(106)%
Other insurance benefits, expenses and commissions	497	3,255	(2,758)	(85)%
Net transfers from separate accounts	(8,135)	(809)	(7,326)	906%
Total benefits and expenses	6,537	22,952	(16,415)	(72)%

Net gain (loss) from operations after dividends to policyholders and before federal income taxes and net realized capital gains (losses)	318	(1,698)	2,016	(119)%
Federal income tax expense (benefit)	22	(20)	42	(210)%
Net gain (loss) from operations before net realized capital gains (losses)	296	(1,678)	1,974	(118)%
Net realized capital gains (losses) less capital gains tax and transfers to interest maintenance reserve	3	(17)	20	(118)%
Net income (loss)	$299	$(1,695)	$1,994	(118)%

The Company’s net income increased by $1,994 million, or 118%, to $299 million. The increase was primarily due to the non-recurrence of the ceding commission paid for the MassMutual acquisition in 2020, and growth in 2021 attributed to the acquired MassMutual business.

Premium income and annuity consideration decreased by $(6,505) million, or (51)%, to $6,327 million primarily due to the non-recurrence of initial premium from MassMutual in the previous year offset by new premium from MassMutual in the current year.

Net investment income increased by $315 million, or 33%, to $1,263 million primarily due to the income earned on the invested assets transferred from MassMutual.

Fee and miscellaneous income increased by $416 million, or 400%, to $520 million primarily due to the fees from separate account and interest on funds withheld acquired from MassMutual.

The reserve adjustment on reinsurance ceded changed by $(8,677) million, or (121)%, to $(1,519) million primarily due to non-recurrence of the increase from 40% to 90% on coinsurance ceded to CLIRBC in the prior year.

Other income increased $52 million, or 25%, to $264 million, primarily due to the amortization of transactional IMR related to the MassMutual transaction and increase in the commissions ceded to CLIRBC due to the change in quota share to 90% in the current year from 40% in the previous year.

Policyholder benefits increased by $11,156 million, or 275%, to $15,213 million primarily due to the increase in surrenders related to the block of business acquired from MassMutual.

Change in aggregate reserves for life and accident health policies and contracts changed by $(17,487) million, or (106)%, to $(1,038) million primarily due to the non-recurrence of initial reserves acquired from MassMutual in the previous year.

Other insurance benefits, expenses and commissions decreased by $(2,758) million, or (85)%, to $497 million primarily due to the non-recurrence of the ceding commission paid to MassMutual in the previous year.

Net transfers from separate accounts changed by $(7,326) million, or 906%, to $(8,135) million primarily due to the transfers from the MassMutual block of business.

Year ended December 31, 2020, compared with the year ended December 31, 2019

The following is a summary of certain financial data of the Company:

	Year Ended December 31,		Increase	Percentage
Statement of Operations data (In millions)	2020	2019	(decrease)	change
Premium income and annuity consideration	$12,832	$(5,366)	$18,198	(339)%
Net investment income	948	1,099	(151)	(14)%
Fee and miscellaneous income	104	369	(265)	(72)%
Reserve adjustment on reinsurance ceded	7,158	(593)	7,751	(1,307)%
Other	212	274	(62)	(23)%
Total income	21,254	(4,217)	25,471	(604)%

Policyholder benefits	4,057	4,810	(753)	(16)%
(Decrease) increase in aggregate reserves for life and accident health policies and contracts	16,449	(8,139)	24,588	(302)%
Other insurance benefits, expenses and commissions	3,255	147	3,108	2,114%
Net transfers from separate accounts	(809)	(1,328)	519	(39)%
Total benefits and expenses	22,952	(4,510)	27,462	(609)%

Net gain from operations after dividends to policyholders and before federal income taxes and net realized capital gains	(1,698)	293	(1,991)	(680)%
Federal income tax (benefit) expense	(20)	(98)	78	(80)%
Net gain from operations before net realized capital gains	(1,678)	391	(2,069)	(529)%
Net realized capital gains less capital gains tax and transfers to interest maintenance reserve	(17)	(8)	(9)	113%
Net income	$(1,695)	$383	$(2,078)	(543)%

The Company’s net income decreased by $(2,078) million, or (543)%, to $(1,695) million.  The decrease was primarily due to the ceding commission paid to MassMutual. Excluding the MassMutual transaction, net income decreased from the prior year due to lower earnings in Individual Markets.

Premium income and annuity consideration increased by $18,198 million, or 339%, to $12,832 million primarily due to the initial reinsurance premium on the MassMutual transaction and non-recurrence of the initial reinsurance premium related to the Protective transaction, partially offset by higher reinsurance premiums ceded to CLIRBC.

Net investment income decreased by $(151) million, or (14)%, to $948 million primarily due to lower average invested assets due to the transfer of invested assets to Protective, partially offset by higher net investment income in Empower.

Fee and miscellaneous income decreased by $(265) million, or (72)%, to $104 million primarily due to the transfer of non-insurance business to the Company's subsidiary, Empower Retirement, LLC and no fee income earned on the reinsured business in the current year.

The reserve adjustment on reinsurance ceded changed by $7,751 million, or 1,307%, to $7,158 million primarily due to an increase in amounts ceded to the Company's affiliate, CLIRBC.

Policyholder benefits decreased by $(753) million, or (16)%, to $4,057 million primarily due to no benefit expense in the current year on the business reinsured to Protective and decreases in general account and separate account surrender benefits in Empower.

Change in aggregate reserves for life and accident health policies and contracts changed by $24,588 million, or 302%, to $16,449 million primarily due to reserves acquired from MassMutual and non-recurrence of the cession of reserves related to Protective transaction.

Other insurance benefits, expenses and commissions increased by $3,108 million, or 2,114%, to $3,255 million primarily related to the ceding commission paid to MassMutual, interest maintenance reserve acquired from MassMutual, and non-recurrence of favorable release of interest maintenance reserve related to the Protective transaction.

Net transfers from separate accounts changed by $519 million, or 39%, to $(809) million primarily due to lower separate account surrenders and net flows to the general account.

Federal tax benefit decreased by $(78) million, or (80)%, to $20 million in 2020 primarily due to non-recurrence of the acceleration of tax benefits related to the Protective transaction.

7.4 Individual Markets Segment Results of Operations

Year ended December 31, 2021, compared with the year ended December 31, 2020

The following is a summary of certain financial data of the Individual Markets segment:

	Year Ended December 31,		Increase	Percentage
Statement of Operations data (In millions)	2021	2020	(decrease)	change
Premium income and annuity consideration	$20	$83	$(63)	(76)%
Net investment income	283	295	(12)	(4)%
Fee and miscellaneous income	13	16	(3)	(19)%
Reserve adjustment on reinsurance ceded	(415)	(372)	(43)	(12)%
Other	129	138	(9)	(7)%
Total income	30	160	(130)	(81)%

Policyholder benefits	92	120	(28)	(23)%
(Decrease) in aggregate reserves for life and accident health policies and contracts	(183)	(123)	(60)	49%
Other insurance benefits, expenses and commissions	61	75	(14)	(19)%
Net transfers from separate accounts	(2)	(1)	(1)	100%
Total benefits and expenses	(32)	71	(103)	(145)%

Net gain from operations after dividends to policyholders and before federal income taxes and net realized capital gains (losses)	62	89	(27)	(30)%
Federal income tax expense (benefit)	(2)	2	(4)	(200)%
Net gain from operations before net realized capital (losses) gains	64	87	(23)	(26)%
Net realized capital (losses) gains less capital gains tax and transfers to interest maintenance reserve	1	(6)	7	(117)%
Net income	$65	$81	$(16)	(20)%

Net income for the Individual Markets segment decreased by $(16) million, or (20)%, to $65 million. The decrease was primarily due to a decline in the retained block of business. This is a closed block of business in run-off since the Protective Transaction on June 1, 2019.

Premium income and annuity consideration decreased by $(63) million, or (76)%, to $20 million primarily due to lower premiums from participants as well as a decrease in modified coinsurance premium attributed to a decline in the profitability of the participating line of business as this is a closed block of business in run-off.

Reserve adjustment on reinsurance ceded changed by $(43) million, or (12)%, to $(415) million is primarily due to ceding higher death benefits which resulted in a higher release of ceded reserves.

Policyholder benefits decreased by $(28) million, or (23)%, to $92 million primarily due to lower retained death benefits in the participating line of business as compared to the prior year.

Change in aggregate reserves for life and accident health policies and contracts changed by $(60) million, or (49)%, to $(183) million primarily due to higher policyholder benefits paid and lower premiums in the current year as this is a closed block of business in run-off.

Year ended December 31, 2020, compared with the year ended December 31, 2019

The following is a summary of certain financial data of the Individual Markets segment:

	Year Ended December 31,		Increase	Percentage
Statement of Operations data (In millions)	2020	2019	(decrease)	change
Premium income and annuity consideration	$83	$(8,615)	$8,698	(101)%
Net investment income	295	507	(212)	(42)%
Fee and miscellaneous income	16	80	(64)	(80)%
Reserve adjustment on reinsurance ceded	(372)	(417)	45	(11)%
Other	138	240	(102)	(43)%
Total income	160	(8,205)	8,365	(102)%

Policyholder benefits	120	537	(417)	(78)%
(Decrease) increase in aggregate reserves for life and accident health policies and contracts	(123)	(8,650)	8,527	(99)%
Other insurance benefits, expenses and commissions	75	(369)	444	(120)%
Net transfers from separate accounts	(1)	125	(126)	(101)%
Total benefits and expenses	71	(8,357)	8,428	(101)%

Net gain from operations after dividends to policyholders and before federal income taxes and net realized capital gains	89	152	(63)	(41)%
Federal income tax benefit	2	(78)	80	103%
Net gain from operations before net realized capital gains	87	230	(143)	(62)%
Net realized capital gains less capital gains tax and transfers to interest maintenance reserve	(6)	(5)	(1)	20%
Net income	$81	$225	$(144)	(64)%

Net income for the Individual Markets segment decreased by $(144) million, or (64)%, to $81 million. The decrease was primarily due to no income earned in the current year on the business reinsured to Protective, lower federal income tax benefits and lower earnings on the retained business.

Premium income and annuity consideration increased by $8,698 million, or 101%, to $83 million primarily due to the non-recurrence of initial reinsurance premium related to the Protective transaction. Premium income and annuity consideration on the retained business was favorable to the prior year.

Net investment income decreased by $(212) million, or (42)%, to $295 million primarily due to lower average invested assets due to the transfer of invested assets to Protective.

Fee and miscellaneous income decreased by $(64) million, or (80)%, to $16 million primarily due to no fee income earned in the current year on the business reinsured to Protective.

Other income decreased by $(102) million, or (43)%, to $138 million primarily due to lower ceding commission amortization.

Policyholder benefits decreased by $(417) million, or (78)%, to $120 million primarily due to no benefit expense on the business reinsured to Protective in the current year. Policyholder benefits on the retained business increased primarily due to higher death benefits in the participating and reinsurance acquired lines of business.

Change in aggregate reserves for life and accident health policies and contracts changed by $8,527 million, or 99%, to ($123) million primarily due to the non-recurrence of the cession of reserves related to the Protective transaction.

Other insurance benefits, expenses, and commission changed by $444 million, or 120%, to $75 million primarily related to the non-recurrence of favorable release of interest maintenance reserve related to the Protective transaction.

Net transfers from separate accounts decreased by $(126) million, or (101)%, to $(1) million primarily relating to the timing of the Protective transaction.

Federal income tax expense changed by $80 million, or 103%, to $2 million primarily due to the non-recurrence of the acceleration of tax benefits related to the Protective transaction.

7.5 Empower Retirement Segment Results of Operations

Year ended December 31, 2021, compared with the year ended December 31, 2020

The following is a summary of certain financial data of the Empower Retirement segment:

	Year Ended December 31,		Increase	Percentage
Statement of Operations data (In millions)	2021	2020	(decrease)	change
Premium income and annuity consideration	$6,307	$12,749	$(6,442)	(51)%
Net investment income	991	630	361	57%
Fee and miscellaneous income	504	81	423	522%
Reserve adjustment on reinsurance ceded	(1,104)	7,530	(8,634)	(115)%
Other	135	74	61	82%
Total income	6,833	21,064	(14,231)	(68)%

Policyholder benefits	15,121	3,937	11,184	284%
Increase in aggregate reserves for life and accident health policies and contracts	(855)	16,572	(17,427)	(105)%
Other insurance benefits, expenses and commissions	445	3,182	(2,737)	(86)%
Net transfers from separate accounts	(8,133)	(808)	(7,325)	907%
Total benefits and expenses	6,578	22,883	(16,305)	(71)%

Net (loss) gain from operations after dividends to policyholders and before federal income taxes and net realized capital gains	255	(1,819)	2,074	(114)%
Federal income tax benefit	24	(22)	46	(209)%
Net (loss) gain from operations before net realized capital gains	231	(1,797)	2,028	(113)%
Net realized capital (losses) gains less capital gains tax and transfers to interest maintenance reserve	2	(11)	13	(118)%
Net (loss) income	$233	$(1,808)	$2,041	(113)%

Net income for the Empower Retirement segment increased by $2,041 million, or 113%, to $233 million. The increase was primarily due to the non-recurrence of the ceding commission paid to MassMutual in 2020.

Premium income and annuity consideration decreased by $(6,442) million, or (51)% to $6,307 million primarily due to the non-recurrence of the initial reinsurance premium on the MassMutual transaction in prior year and lower transfers into the general account from Empower recordkeeping participants partially offset by lower ceded premiums to CLIRBC and new premiums from MassMutual in the current year.

Net investment income increased by $361 million, or 57%, to $991 million primarily due to the income earned on the invested assets transferred from MassMutual.

Fee and miscellaneous income increased by $423 million, or 522%, to $504 million primarily due to the fees from separate account and the funds withheld receivable acquired from MassMutual ..

Reserve adjustment on reinsurance ceded changed by $(8,634) million, or (115)%, to $(1,104) million primarily due to non-recurrence of the increase from 40% to 90% on coinsurance ceded to CLIRBC in the prior year.

Other income increased $61 million, or 82%, to $135 million, primarily due to amortization of transactional IMR related to the MassMutual transaction and increase in commissions ceded to CLIRBC due to change in quota share premium from 90% in current year to 40% in prior year.

Policyholder benefits increased by $11,184 million or 284% to $15,121 million primarily due to the increase in surrenders related to the block of business acquired from MassMutual.

Change in aggregate reserves for life and accident health policies and contracts decreased by $(17,427) million, or (105)%, to $(855) million primarily due to the non-recurrence of initial reserves acquired from MassMutual.

Other insurance benefits, expenses, and commissions decreased by $(2,737) million, or (86)%, to $445 million primarily due to the non-recurrence of initial ceding commission paid to MassMutual in 2020.

Net transfers from separate accounts changed by $(7,325) million, or (907)% to $(8,133) million primarily due to the transfers from MassMutual.

Year ended December 31, 2020, compared with the year ended December 31, 2019

The following is a summary of certain financial data of the Empower Retirement segment:

	Year Ended December 31,		Increase	Percentage
Statement of Operations data (In millions)	2020	2019	(decrease)	change
Premium income and annuity consideration	$12,749	$3,249	$9,500	292%
Net investment income	630	582	48	8%
Fee and miscellaneous income	81	278	(197)	(71)%
Reserve adjustment on reinsurance ceded	7,530	(176)	7,706	(4,378)%
Other	74	34	40	118%
Total income	21,064	3,967	17,097	431%

Policyholder benefits	3,937	4,273	(336)	(8)%
Increase in aggregate reserves for life and accident health policies and contracts	16,572	511	16,061	3,143%
Other insurance benefits, expenses and commissions	3,182	509	2,673	525%
Net transfers from separate accounts	(808)	(1,453)	645	(44)%
Total benefits and expenses	22,883	3,840	19,043	496%

Net gain from operations after dividends to policyholders and before federal income taxes and net realized capital gains	(1,819)	127	(1,946)	(1,532)%
Federal income tax (benefit) expense	(22)	(20)	(2)	10%
Net gain from operations before net realized capital gains	(1,797)	147	(1,944)	(1,322)%
Net realized capital gains less capital gains tax and transfers to interest maintenance reserve	(11)	(3)	(8)	267%
Net income	$(1,808)	$144	$(1,952)	(1,356)%

Net income for the Empower Retirement segment decreased by $(1,952) million, or (1,356)%, to $(1,808) million. The decrease was primarily due to the ceding commission paid to MassMutual.

Premium income and annuity consideration increased by $9,500 million, or 292% to $12,749 million primarily due to the initial reinsurance premium on the MassMutual transaction and transfers into the general account from Empower recordkeeping participants, partially offset by higher reinsurance premiums ceded to CLIRBC.

Fee income decreased by $(197) million, or (71)%, to $81 million primarily due to the transfer of non-insurance business to the Company's subsidiary, Empower Retirement, LLC.

Reserve adjustment on reinsurance ceded changed by $7,706 million, or 4,378%, to $7,530 million primarily due to an increase in amounts ceded to the Company's affiliate, CLIRBC.

Other income increased $40 million, or 118%, to $74 million, primarily due to amortization of transactional IMR related to the MassMutual transaction.

Policyholder benefits decreased by $(336) million or (8)% to $3,937 million primarily due to decreases in general account and separate account surrender benefits.

Change in aggregate reserves for life and accident health policies and contracts increased by $16,061 million, or 3,143%, to $16,572 million primarily due to reserves acquired from MassMutual and transfers into the general account from Empower recordkeeping participants.

Other insurance benefits, expenses, and commissions increased by $2,673 million, or 525%, to $3,182 million primarily due to the ceding commission paid to MassMutual and interest maintenance reserve acquired from MassMutual

Net transfers from separate accounts changed by $645 million, or 44% to $(808) million primarily due to lower separate account surrenders and net flows to the general account.

7.6 Other Segment Results of Operations

Year ended December 31, 2021, compared with the year ended December 31, 2020

The following is a summary of certain financial data of the Other segment:

	Year Ended December 31,		Increase	Percentage
Statement of Operations data (In millions)	2021	2020	(decrease)	change
Net investment income	$(11)	$23	$(34)	(148)%
Fee and miscellaneous income	3	7	(4)	(57)%
Total income	(8)	30	(38)	(127)%

Other expenses and commissions	(9)	(2)	(7)	350%
Total benefits and expenses	(9)	(2)	(7)	350%

Net gain from operations after dividends to policyholders and before federal income taxes and net realized capital gains	1	32	(31)	(97)%
Federal income tax expense	—	—	—	—%
Net income (loss)	$1	$32	$(31)	(97)%

Net income of $1 million for the Other segment decreased by $(31) million, from $32 million.  The decrease was primarily due to lower net investment income as a result of an increase in interest expense related to surplus notes.

Year ended December 31, 2020, compared with the year ended December 31, 2019

The following is a summary of certain financial data of the Other segment:

	Year Ended December 31,		Increase	Percentage
Statement of Operations data (In millions)	2020	2019	(decrease)	change
Net investment income	$23	$10	$13	130%
Fee and miscellaneous income	7	11	(4)	(36)%
Total income	30	21	9	43%

Other expenses and commissions	(2)	7	(9)	(129)%
Total benefits and expenses	(2)	7	(9)	(129)%

Net gain (loss) from operations after dividends to policyholders and before federal income taxes and net realized capital gains	32	14	18	129%
Federal income tax expense (benefit)	—	—	—	—%
Net income (loss)	$32	$14	$18	129%

Net income of $32 million for the Other segment increased by $18 million, from $14 million.  The increase was primarily due to higher net investment income and lower operating expenses.

7.7 Investment Operations

The Company's primary investment objective is to acquire assets with duration and cash flow characteristics reflective of its liabilities, while meeting industry, size, issuer and geographic diversification standards.  Formal liquidity and credit quality parameters have also been established.

The Company follows rigorous procedures to control interest rate risk and observes strict asset and liability matching guidelines.  These guidelines ensure that even under changing market conditions, the Company's assets should meet the cash flow and income requirements of its liabilities.  Using dynamic modeling to analyze the effects of a range of possible market changes upon investments and policyholder benefits, the Company works to ensure that its investment portfolio is appropriately structured to fulfill financial obligations to its policyholders.

The following table presents the percentage distribution of the admitted values of the Company's general account investment portfolio:

	December 31,
(In millions)	2021		2020
Bonds	$26,797	69.0%	$25,712	66.7%
Preferred stock	117	0.3%	120	0.3%
Common stock	220	0.6%	224	0.6%
Mortgage loans	4,304	11.1%	44	0.2%
Contract loans	3,796	9.8%	3,874	10.1%
Cash, cash equivalents and short-term investments	2,449	6.3%	3,471	9.0%
Securities lending collateral assets	126	0.3%	207	0.5%
Other invested assets	1,010	2.5%	750	1.9%
Total cash and invested assets	$38,859	100.0%	$38,526	100.0%

Bonds

Bonds include public and privately placed corporate bonds, government bonds, and mortgage-backed and asset-backed securities.  Included in bonds are perpetual debt investments which primarily consist of junior subordinated debt instruments that have no stated maturity date but pay fixed or floating interest in perpetuity.  The Company's strategy related to mortgage-backed and asset-backed securities is to focus on those investments with low prepayment risk and minimal credit risk.

Private placement investments are generally less marketable than publicly traded assets, yet they typically offer enhanced covenant protection that allows the Company, if necessary, to take appropriate action to protect its investment.  The Company believes that the cost of the additional monitoring and analysis required by private placement investments is more than offset by their enhanced yield.

One of the Company's primary objectives is to ensure that its bond portfolio is maintained at a high average credit quality to limit credit risk.  All securities are internally rated by the Company on a basis intended to be similar to that of independent external rating agencies.

The percentage distribution of the book adjusted carrying value of the Company's long-term bond portfolio by NAIC designation is summarized as follows:

	December 31,
NAIC Designations	2021	2020
NAIC 1	54.2%	55.5%
NAIC 2	43.6%	41.9%
NAIC 3 through 6	2.2%	2.6%
Total	100.0%	100.0%

The percentage distribution of the book adjusted carrying value of the industrial and miscellaneous category of the long-term bond portfolio, calculated as a percentage of total bonds, is summarized as follows:

	December 31,
Sector	2021	2020
Finance	21.3%	21.1%
Utility	14.2%	12.5%
Consumer	12.5%	15.0%
Other	11.6%	10.7%
Natural resources	6.9%	6.7%
Transportation	3.6%	4.0%

Mortgage Loans

The Company's mortgage loans are comprised primarily of domestic commercial collateralized loans.  The mortgage loan portfolio is diversified with regard to geographical markets and commercial mortgage property types.  The Company originates, directly or through correspondents, or acquires mortgages in the secondary market with the intent to hold to maturity.  The Company's portfolio includes loans which are fully amortizing, amortizing with a balloon balance at maturity, interest only to maturity, and interest only for a number of years followed by an amortizing period.

Derivatives

The Company uses certain derivatives, such as futures, swaps, forwards, and interest rate swaptions, for purposes of managing the interest rate, foreign currency exchange rate, and equity market risks impacting the Company's business.  These derivatives, when taken alone, may subject the Company to varying degrees of market and credit risk; however, since used for hedging purposes, these instruments are intended to reduce risk.  Derivatives that qualify for hedge accounting treatment are valued using the valuation method (either amortized cost or fair value) consistent with the underlying hedged asset or liability. At inception of a derivative transaction, the hedge relationship and risk management objective is documented and the designation of the derivative is determined based on specific criteria of the transaction. Derivatives where hedge accounting is either not elected or that are not eligible for hedge accounting are stated at fair value with changes in fair value recognized in unassigned surplus in the period of change. Investment gains and losses generally result from the termination of derivative contracts prior to expiration and are generally recognized in net income and may be subject to IMR. For derivative instruments where hedge accounting is either not elected or the transactions are not eligible for hedge accounting, changes in interest rates, foreign currencies, or equity markets may generate derivative gains or losses which may cause the Company to experience volatility in capital and surplus.  The Company controls the credit risk of its over-the-counter derivative contracts through credit approvals, limits, monitoring procedures, and in most cases, requiring collateral.  Risk of loss is generally limited to the portion of the fair value of derivative instruments that exceeds the value of the collateral held and not to the notional or contractual amounts of the derivatives.

Investment Yield

Net investment income includes interest income, dividends, the amortization of premiums, discounts and origination fees.

To analyze investment performance, the Company excludes net investment income related to derivative instruments in order to assess underlying profitability and results from ongoing operations.  Net investment income performance is summarized as follows:

	Year Ended December 31,
(In millions)	2021	2020	2019
Net investment income	$1,263	$948	$1,099
Less:
Net investment income from derivative instruments	31	19	17
Net investment income excluding derivative investments	$1,232	$929	$1,082
Average invested assets, at amortized cost	37,388	24,462	25,002
Yield on average invested assets	3.30%	3.80%	4.33%

The yield on average invested assets decreased in 2021 when compared to 2020.  The yield on average invested assets decreased in 2020 when compared to 2019.

7.8 Liquidity and Capital Resources

Liquidity refers to a company's ability to generate sufficient cash flows to meet the short-term needs of its operations.  The Company manages its operations to create stable, reliable, and cost-effective sources of cash flows to meet all of its obligations.

The principal sources of the Company's liquidity are premiums and contract deposits, fees, investment income, and investment maturities and sales.  Funds provided from these sources are reasonably predictable and normally exceed liquidity requirements for payment of policy benefits, payments to policy and contractholders in connection with surrenders and withdrawals, and general expenses.  However, since the timing of available funds cannot always be matched precisely to commitments, imbalances may arise when demands for funds exceed those on hand.  A primary liquidity concern regarding cash flows from operations is the risk of early policyholder and contractholder withdrawals.  A primary liquidity concern regarding investment activity is the risk of defaults and market volatility.

In addition, a demand for funds may arise as a result of the Company taking advantage of current investment opportunities.  The sources of the funds that may be required in such situations include the issuance of commercial paper or other debt instruments.

Management believes that the liquidity profile of its assets is sufficient to satisfy the short-term liquidity requirements of reasonably foreseeable scenarios.

Generally, the Company has met its operating requirements by utilizing cash flows from operations and maintaining appropriate levels of liquidity in its investment portfolio.  Liquidity for the Company has remained strong, as evidenced by the amounts of short-term investments and cash and cash equivalents that totaled $2,449 million and $3,471 million as of December 31, 2021 and 2020, respectively.  In addition, 98% and 97% of the bond portfolio carried an investment grade rating at December 31, 2021 and 2020, respectively, which provides liquidity to the Company's overall investment portfolio.

The Company continues to be well capitalized with sufficient borrowing capacity.  Additionally, the Company anticipates that cash on hand and expected net cash generated by operating activities will exceed the forecasted needs of the business over the next 12 months.  The Company's financial strength provides the capacity and flexibility to enable it to raise funds in the capital markets through the issuance of commercial paper.  The Company had $96 million and $99 million of commercial paper outstanding as of December 31, 2021 and 2020, respectively.  The commercial paper has been given a rating of A-1+ by Standard & Poor's Ratings Services and a rating of P-1 by Moody's Investors Service, each being the highest rating available.  The

Company's issuance of commercial paper is not used to fund daily operations and does not have a significant impact on the Company's liquidity.

The Company also has available a revolving credit facility agreement with U.S. Bank, which expires on March 1, 2023, in the amount of $50 million for general corporate purposes.  The Company had no borrowings under this credit facility as of or during the year ended December 31, 2021.  The Company does not anticipate the need for borrowings under this facility and the loss of its availability would not significantly impact its liquidity.

The Company is a member of the Federal Home Loan Bank of Topeka which provides access to billions of low-cost funding dollars to banks, credit unions, insurance companies and community development financial institutions in the United States. At December 31, 2021, the Company had an estimated borrowing capacity of approximately $2,500 million. No amounts were borrowed as of December 31, 2021.

Capital resources provide protection for policyholders and financial strength to support the underwriting of insurance risks and allow for continued business growth.  The amount of capital resources that may be needed is determined by the Company's senior management and Board of Directors, as well as by regulatory requirements.  The allocation of resources to new long-term business commitments is designed to achieve an attractive return, tempered by considerations of risk and the need to support the Company's existing business.

Risk-based capital ("RBC") is a regulatory tool for measuring the minimum amount of capital appropriate for a life, accident and health organization to support its overall business operations in consideration of its size and risk profile. The Division requires the Company to maintain minimum capital and surplus equal to the company action level as calculated in the RBC model. The Company exceeds the required amount.

7.9 Off-Balance Sheet Arrangements

The Company makes commitments to fund partnership interests, mortgage loans, and other investments in the normal course of its business.  The amounts of these unfunded commitments at December 31, 2021 and 2020 were $1,172 million and $499 million, respectively.  The precise timing of the fulfillment of the commitment cannot be predicted; however, these amounts may be required to be paid within one year of the dates indicated. There are no other obligations or liabilities arising from such arrangements that are reasonably likely to become material.

The Company participates in a short-term reverse repurchase program for the purpose of enhancing the total return on its investment portfolio.  This type of transaction involves the purchase of securities with a simultaneous agreement to sell similar securities at a future date at an agreed-upon price.  In exchange, the counterparty financial institutions put non-cash collateral on deposit with a third-party custodian on behalf of the Company.  The amount of securities purchased in connection with these transactions was $0 and $3 million at December 31, 2021 and 2020, respectively.  Non-cash collateral on deposit with the third-party custodian on the Company's behalf was $0 and $3 million at December 31, 2021 and 2020, respectively, which cannot be sold or re-pledged and which has not been recorded on the Statement of Admitted Assets, Liabilities, Capital and Surplus. Collateral related to the reverse repurchase agreements generally consists of U.S. government or U.S. government agency securities.

The Company enters into derivative transactions to manage various risks, including interest rate and foreign currency exchange risk associated with its invested assets and liabilities. Derivatives in a net asset position may have cash or securities pledged as collateral to the Company in accordance with the collateral support agreements with the counterparty.  Securities pledged to the Company were $23 million and $18 million at December 31, 2021 and 2020, respectively, are held in a custodial account for the benefit of the Company, and generally consist of U.S. government or U.S. government agency securities. These securities have not been recorded on the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus.

The Company, as lessee, has entered into various lease and sublease agreements primarily for the rental of office space.

The Company maintains a corporate credit facility agreement in the amount of $50 million for general corporate purposes.  The Company had no borrowings under the credit facility either at or during the years ended December 31, 2021 and 2020.

In addition, the Company has other letters of credit with a total amount of $9 million, renewable annually for an indefinite period of time.

7.10 Contractual Obligations

The following table summarizes the Company's major contractual obligations at December 31, 2021:

	Payment due by period
	Less than	One to	Three to	More than
(in thousands)	one year	three years	five years	five years	Total
Aggregate reserves (1)	$4,606,572	$6,647,068	$5,127,063	$37,847,977	$54,228,680
Related party long-term debt - principal (2)	—	—	527,500	1,550,225	2,077,725
Related party long-term debt - interest (3)	74,030	148,059	139,751	1,615,354	1,977,194
Investment purchase obligations (4)	1,165,936	1,545		5,000	1,172,481
Other liabilities (5)	69,783	49,025	3,803	8,284	130,895
Total	$5,916,321	$6,845,697	$5,798,117	$41,026,840	$59,586,975

(1),  Aggregate reserves, and policy and contract claims - The Company has estimated payments to be made to policy and contract holders for future policy benefits.  Insurance and investment contract liabilities include various investment-type products with contractually scheduled maturities, including periodic payments of a term certain nature. However, a significant portion of policy benefits and claims to be paid do not have stated contractual maturity dates and ultimately may not result in any payment obligation.

Estimated future policyholder obligations have been developed in accordance with industry accepted actuarial standards based upon the estimated timing of cash flows related to the policies or contracts, the Company's historical experience and its expectation of future payment patterns. Management has incorporated significant assumptions in developing these estimates, many of which are outside of the Company's control and include assumptions relating to mortality, morbidity, policy renewals and terminations, retirement, inflation, disability recovery rates, investment returns, future interest credited rate levels, policy loans, future premium receipts on current policies in-force, and other contingent events as may be appropriate to the respective product type. Due to the significance of the assumptions used, the amounts presented could materially differ from actual results.

The amounts presented in the table above are undiscounted as to interest. Accordingly, the sum of the estimated cash payment presented significantly exceeds the liability amount on the Company's Statement of Admitted Assets, Liabilities, Capital and Surplus principally due to the time value of money.

Separate account liabilities have been excluded from the table above. Separate account obligations are legally insulated from general account assets.  Separate account liabilities represent funds maintained by the Company to meet the specific investment objectives of the contract holders who bear the related investment risk. It is generally expected that the separate account liabilities will be fully funded by the separate account assets.

(2)  Related party long-term debt principal - Represents contractual maturities of principal due to the Company's parent, GWL&A Financial, under the terms of four long-term surplus notes. The amounts shown in this table differ from the amounts included in the Company's Statement of Admitted Assets, Liabilities, Capital and Surplus because the amounts shown above do not consider the discount upon the issuance of one of the surplus notes.

(3)  Related party long-term debt interest - Four long-term surplus notes bear interest at a fixed rate through maturity. The interest payments shown in this table are calculated based upon the contractual rates in effect on December 31, 2021, and do not consider the impact of future interest rate changes.

(4)  Investment purchase obligations - The Company makes commitments to fund partnership interests, mortgage loans, and other investments in the normal course of its business. As the timing of the fulfillment of the commitment to fund partnership interests cannot be predicted, such obligations are presented in the less than one year category. The timing of the funding of mortgage loans is based on the expiration date of the commitment.

(5)   Other liabilities - Other liabilities include those other liabilities which represent contractual obligations not included elsewhere in the table above.  If the timing of the payment of any other liabilities was sufficiently uncertain, the amounts were included in the less than one year category.  Other liabilities presented in the table above include:

•	Expected contributions to the Company's supplemental executive retirement plan through 2023

•	Unrecognized tax benefits

•	Personal Capital contingent payment consideration

As part of the Personal Capital acquisition, the Company included contingent consideration based on the potential achievement of certain key metrics. An initial contingent consideration earn-out value of $20 million represented management's best estimate, which could be up to $175 million based on the achievement of growth in assets under management metrics defined in the Merger Agreement, payable following measurements through December 31, 2021 and December 31, 2022.

The contingent consideration provision was increased by $80 million in 2021 for a total contingent consideration provision of $100 million at December 31, 2021. The increases in 2021 were due to growth in net new assets above the amount assumed at the date of acquisition. Changes in the fair value of the contingent consideration measured in accordance with the Merger Agreement subsequent to the completion of the purchase price allocation are recognized in operating and administrative expenses in the Consolidated Statements of earnings. Based on current estimates, management anticipates paying $59 million in 2022 and $41 million in 2023 in contingent consideration.

Rent expense for the years ended December 31, 2021, 2020 and 2019 were $30,243, $25,324 and $33,473 respectively.

From time to time, the Company enters into agreements or contracts, including capital leases, to purchase goods or services in the normal course of its business.  However, these agreements and contracts are not material and are excluded from the table above.

7.11 Application of Recent Accounting Pronouncements

See Note 2 to the accompanying financial statements for a further discussion of the application of recent accounting pronouncements.

Item 7A.  Quantitative and Qualitative Disclosures About Market Risk

The Company has established processes and procedures to effectively identify, monitor, measure, and manage the risks associated with its invested assets and its interest rate sensitive insurance and annuity products.  Management has identified investment portfolio management, including the use of derivative instruments, insurance and annuity product design, and asset/liability management as three critical means to accomplish a successful risk management program.

The major risks to which the Company is exposed include the following:

•	Market risk - the potential of loss arising from adverse fluctuations in interest rates and equity market prices and the levels of their volatility.

•	Insurance risk - the potential of loss resulting from claims, persistency, and expense experience exceeding that assumed in the liabilities held.

•	Credit risk - the potential of loss arising from an obligor’s failure to meet its obligations to the Company.

•	Operational and corporate risk - the potential of direct or indirect loss resulting from inadequate or failed internal processes, people and systems, or from other external events.

Market risk

The Company’s exposure to interest rate changes results from its significant holdings of floating rate debt, bonds, mortgage loans, and interest rate sensitive liabilities.  The bonds primarily consist of direct obligations of the U.S. government and its agencies, direct obligations of U.S. states and their subdivisions, corporate debt securities, and asset-backed and mortgage-backed securities.  All of these investments are exposed to changes in interest rates.  Interest rate sensitive product liabilities, primarily those liabilities associated with universal life insurance contracts and annuity contracts, have the same type of interest rate risk exposure as bonds and mortgage loans.

To reduce interest rate risk, the Company performs periodic projections of asset and liability cash flows in order to evaluate the interest rate sensitivity of its bonds and its product liabilities to interest rate movements.  For determinate liabilities, i.e. liabilities with stable, predictable cash flows on products that can’t be repriced (for example, certificate annuities and payout annuities), asset/liability cash flow mismatches are monitored and the asset portfolios are rebalanced as necessary to keep the mismatches within tolerance limits.  For these determinate liabilities, the investment policy predominantly requires assets with stable, predictable cash flows so that changes in interest rates will not cause changes in the timing of asset cash flows resulting in mismatches.  For indeterminate liabilities, i.e. liabilities that have less predictable cash flows but that can be repriced (for example, portfolio annuities), the potential mismatch of assets and liabilities is tested under a wide variety of interest rate scenarios.  The potential cost of this mismatch is calculated.  If the potential cost is considered to be too high, actions considered would include rebalancing the asset portfolio and/or purchasing derivatives that reduce the risk as part of the hedging strategy program discussed below.  For each major block of indeterminate liabilities, the asset and liability positions are reviewed in senior management meetings to proactively recommend changes in the current investment strategy and/or a rebalance of the asset portfolio.

The Company has strict operating policies which prohibit the use of derivative instruments for speculative purposes, permit derivative transactions only with approved counterparties, specify limits on concentration of risk, and provide requirements of reporting and monitoring systems. The Company supports a hedging strategy program that consists of the use of various derivative instruments including futures, interest rate swaps, and options such as interest rate swaptions.  Derivative strategies include the following:

•	Futures are commitments to either purchase or sell designated financial instruments at a future date for a specified price.

•	Interest rate swaps involve the periodic exchange of cash flows with third parties at specified intervals calculated using agreed upon rates or other financial variables.

•	Option contracts grant the purchaser, in consideration for the payment of a premium, the right to either purchase from or sell to the issuer a financial instrument at a specified price within a specified time period or on a stated date. Interest rate swaptions grant the purchaser the right to enter into a swap with predetermined fixed-rate payments over a predetermined time period on the exercise date.

The Company has estimated the possible effects of interest rate changes at December 31, 2021.  If interest rates increased by 100 basis points (1.00%), the December 31, 2021 fair value of the fixed income assets in the general account would decrease by approximately $2.5 billion. If interest rates decreased by 100 basis points (1.00%), the December 31, 2021 fair value of the fixed income assets in the general account would increase by approximately $2.8 billion. These calculations use projected asset cash flows, discounted back to December 31, 2021.  The cash flow projections are shown in the table below.  The table below shows cash flows rather than expected maturity dates because many of the Company’s assets have substantial expected principal payments prior to the final maturity date.  The fair value shown in the table below was calculated using spot discount interest rates that varied by the year in which the cash flows are expected to be received.  The spot rates in the benchmark calculation range from 0.390% to 3.042%.

Projected cash flows by calendar years (In millions)	Benchmark	Interest rate increase one percent	Interest rate decrease one percent
2022	$3,026	$3,014	$3,076
2023	3,688	3,672	3,755
2024	3,836	3,815	3,895
2025	4,082	4,083	4,063
2026	4,298	4,292	4,304
Thereafter	28,636	28,870	28,346
Undiscounted total	$47,566	$47,746	$47,439

Fair value	$40,193	$37,739	$42,965

The Company administers separate account variable annuities and provides other investment and retirement services where fee income is earned based upon a percentage of account balances.  Fluctuations in fund asset levels occur as a result of both changes in cash flow and general market conditions.  There is a market risk of lower fee income if equity markets decline.  If equity markets were to decline by 10% from benchmark levels at December 31, 2021, the Company’s associated net fee income after payment of subadvisor fees in 2021 would decline by approximately $16 million.

The Company’s surplus assets include equity investments, primarily partnership interests.  There is a market risk of lower asset values if equity markets decline.  If equity markets were to decline by 10%, the Company would have an additional unrealized loss of approximately $12.4 million on equity investments.  This unrealized loss would not impact statutory net income but would reduce capital and surplus.

The Company has sold variable annuities with various forms of GMDB and GLWB. The Company is required to hold future policy benefit liabilities for these guaranteed benefits.  If equity markets were to decline by 10%, the liability for GMDB and GLWB would increase by approximately $0.53 million. The Company’s assets backing the dynamic hedging program for the GLWB product would be expected to increase $1.4 million.  Therefore the net impact to variable annuities with various forms of guarantees for a 10% decline in the equity markets is estimated to be $0.9 million decrease.

Insurance risk

The Company manages the risks associated with its insurance and other contractual liabilities through the use of actuarial modeling techniques.  These techniques utilize significant assumptions including morbidity, mortality, persistency, expenses, and the cash flow stream of benefit payments.  Through these techniques, the Company attempts to match the anticipated cash flow streams of its invested assets with the anticipated cash flow streams of its insurance and other contractual obligations.  The cash flows associated with determinate policy liabilities are not interest rate sensitive but will vary based upon the timing and amount of benefit payments.  The primary risks associated with these liabilities are that the benefits will exceed those anticipated in the actuarial modeling or that the actual timing of the payment of benefits will differ from what was anticipated.

The Company utilizes reinsurance programs to control its exposure to general insurance risks.  Reinsurance agreements do not relieve the Company from its direct obligations to its insured.  However, an effective reinsurance program limits the Company’s exposure to potentially large losses.  The failure of reinsurers to honor their obligations could result in losses to the Company.  To manage this risk, the Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk relative to the reinsurers in order to minimize its exposure to significant losses from reinsurer insolvencies.

Credit risk

Credit risk is the risk the Company assumes if its debtors, customers, reinsurers, or other counterparties and intermediaries may fail to pay their contractual obligations when they come due and may manifest itself through the downgrading of credit ratings of counterparties.  It is the Company’s policy to acquire only investment grade assets to enable it to provide for future policy obligations and to minimize undue concentrations of assets in any single geographic area, industry, or entity.  To minimize this risk, management regularly reviews the credit ratings of the entities in which the Company invests.  These credit ratings are internally derived by the Company, taking into consideration ratings from several external credit rating agencies.

Operational and corporate risk

The Company manages and mitigates internal operational risk through integrated and complementary policies, procedures, processes, and practices.  Human Resources hiring practices, performance evaluations and promotion, and compensation practices are designed to attract, retain and develop the skilled personnel required.  A comprehensive job evaluation process is in place and training and development programs are supported.  Each business area provides training designed for its specific needs and has developed internal controls for significant processes.  Processes and controls are monitored and redefined by the business areas and subject to review by the Company’s internal audit staff.  The Company applies a robust project management discipline to all significant initiatives.

Appropriate security measures protect premises and information.  The Company has emergency procedures in place for short-term incidents and is committed to maintaining business continuity and disaster recovery plans at every business location for the recovery of critical functions in the event of a disaster, including offsite data backup and work facilities.  The Company maintains various corporate insurance coverages such as property, general liability, excess liability, automobile liability, workers’ compensation, financial institution bonds, other regulatory bonds, and professional liability insurance to protect its owned property assets and to insure against certain third-party liabilities.

The Company’s businesses are subject to various regulatory requirements imposed by regulation or legislation applicable to insurance companies and companies providing financial services.  These regulations are primarily intended to protect policyholders and beneficiaries.  Material changes in the regulatory framework or the failure to comply with legal and regulatory requirements could have a material adverse effect on the Company.  The Company monitors compliance with legal and regulatory requirements in all jurisdictions in which it conducts business and assesses trends in legal and regulatory change to keep business areas current and responsive.

In the course of its business activities, the Company may be exposed to the risk that some actions may lead to damaging its reputation and hence damage its future business prospects.  These actions may include unauthorized activities of employees or others associated with the Company, inadvertent actions of the Company that become publicized and damage its reputation, regular or past business activities of the Company that become the subject of regulatory or media scrutiny or litigation and, due to a change of public perception, cause damage to the Company.  To manage or mitigate this risk, the Company has ongoing controls to limit the unauthorized activities of people associated with it.  The Company has adopted a Code of Business Conduct and Ethics which sets out the standards of business conduct to be followed by all of its directors, officers, and employees.

Item 8.	Financial Statements and Supplementary Data

Deloitte & Touche LLP
1601 Wewatta Street,
Suite 400
Denver, CO,80202
USA
INDEPENDENT AUDITOR’S REPORT	Tel: +1 303-292-5400
Fax: 303 312 4000
To the Board of Directors and Stockholder of	www.Deloitte.com
Great-West Life & Annuity Insurance Company
Greenwood Village, Colorado

Opinions

We have audited the statutory-basis financial statements of Great-West Life & Annuity Insurance Company (the “Company”) (a wholly-owned subsidiary of GWL&A Financial Inc.), which comprise the statutory-basis statements of admitted assets, liabilities, and capital and surplus as of December 31, 2021 and 2020, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 2021, and the related notes to the statutory-basis financial statements (collectively referred to as the “statutory-basis financial statements”).

Unmodified Opinion on Statutory-Basis of Accounting

In our opinion, the accompanying statutory-basis financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2021 and 2020, and the results of its operations and its cash flows for each of the three years then ended, in accordance with the accounting practices prescribed or permitted by the Colorado Division of Insurance described in Note 1.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America section of our report the statutory-basis financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2021 and 2020, or the results of its operations or its cash flows for each of the three years then ended.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements section of our report. We are required to be independent of the Company, and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 1 to the statutory-basis financial statements, the statutory-basis financial statements are prepared by the Company using the accounting practices prescribed or permitted by the Colorado Division of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Colorado Division of Insurance. The effects on the statutory-basis financial statements of the variances between the statutory-basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Emphasis of Matter

The Company engages in various related-party transactions with affiliates under common control as discussed in Note 3 to the statutory-basis financial statements. The accompanying statutory-basis financial statements are not necessarily indicative of the conditions that would have existed or the results of operations that would prevail if the Company had been operated as an unaffiliated company. Our opinion is not modified with respect to this matter.

Responsibilities of Management for the Statutory-Basis Financial Statements

Management is responsible for the preparation and fair presentation of the statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the Colorado Division of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory-basis financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the statutory-basis financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the statutory-basis financial statements are issued.

Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements

Our objectives are to obtain reasonable assurance about whether the statutory-basis financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory-basis financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.
•	Identify and assess the risks of material misstatement of the statutory-basis financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory-basis financial statements.
•	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
•	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory-basis financial statements.
•	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control–related matters that we identified during the audit.

Other Information Included in the Annual Report

Management is responsible for the other information included in the annual report. The other information comprises the information included in the annual report but does not include the statutory-basis financial statements and our auditor’s report thereon. Our opinion on the statutory-basis financial statements does not cover the other information, and we do not express an opinion or any form of assurance thereon.

In connection with our audits of the statutory-basis financial statements, our responsibility is to read the other information and consider whether a material inconsistency exists between the other information and the statutory-basis financial statements, or the other information otherwise appears to be materially misstated. If, based on the work performed, we conclude that an uncorrected material misstatement of the other information exists, we are required to describe it in our report.

Report on Supplemental Schedules

Our 2021 audit was conducted for the purpose of forming an opinion on the 2021 statutory-basis financial statements as a whole. The supplemental schedule of investment risk interrogatories, the supplemental summary investment schedule, the supplemental schedule of selected financial data, and the supplemental schedule of reinsurance contracts with risk-limiting features as of and for the year ended December 31, 2021, are presented for purposes of additional analysis and are not a required part of the 2021 statutory-basis financial statements. These schedules are the responsibility of the Company's management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements. Such schedules have been subjected to the auditing procedures applied in our audit of the 2021 statutory-basis financial statements and certain additional procedures, including comparing and reconciling such schedules directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory-basis financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, such schedules are fairly stated in all material respects in relation to the 2021 statutory-basis financial statements as a whole.

April 15, 2022

Denver, CO

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus

December 31, 2021 and 2020

(In Thousands, Except Share Amounts)

	December 31,
	2021	2020
Admitted assets:
Cash and invested assets:
Bonds	$26,797,337	$25,712,083
Preferred stock	116,878	119,687
Common stock	220,224	223,883
Mortgage loans (net of allowances of $745 and $745)	4,304,031	4,123,666
Real estate occupied by the company	38,451	41,951
Real estate held for the production of income	1,741	1,825
Contract loans	3,795,766	3,874,206
Cash, cash equivalents and short-term investments	2,448,555	3,470,914
Securities lending collateral assets	126,254	206,811
Other invested assets	1,009,718	750,477
Total cash and invested assets	38,858,955	38,525,503

Investment income due and accrued	272,051	267,276
Premiums deferred and uncollected	16,102	16,256
Reinsurance recoverable	211,857	80,249
Funds held or deposited with reinsured companies	6,581,244	6,760,741
Current federal income taxes recoverable	33,715	70,655
Deferred income taxes	22,464	125,959
Due from parent, subsidiaries and affiliates	91,587	94,584
Other assets	530,688	669,038
Assets from separate accounts	29,244,525	28,455,204
Total admitted assets	$75,863,188	$75,065,465

See notes to statutory financial statements.	Continued

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus

December 31, 2021 and 2020

(In Thousands, Except Share Amounts)

	December 31,
	2021	2020
Liabilities, capital and surplus:
Liabilities:
Reserves for life insurance and annuities and accident and health policies	$33,909,465	$36,152,903
Liability for deposit-type contracts	7,212,008	5,215,962
Provision for policyholders' dividends	10,042	18,324
Liability for premiums received in advance	2	2
Unearned investment income	5,031	121
Asset valuation reserve	236,291	202,003
Interest maintenance reserve	479,748	678,773
Due to parent, subsidiaries and affiliates	2,616	16,578
Commercial paper	95,988	98,983
Payable under securities lending agreements	126,254	206,811
Other liabilities	1,621,862	1,858,504
Liabilities from separate accounts	29,244,515	28,455,194
Total liabilities	72,943,822	72,904,158

Commitments and contingencies (see Note 19)

Capital and surplus:
Preferred stock, $1 par value, 50,000,000 shares authorized; none issued and outstanding	—	—
Common stock, $1 par value; 50,000,000 shares authorized; 16,862,210 and 16,859,018 shares issued and outstanding in 2021 and 2020, respectively	16,862	16,859
Surplus notes	2,112,656	921,980
Gross paid in and contributed surplus	3,786,229	3,782,019
Unassigned deficit	(2,996,381)	(2,559,551)
Total capital and surplus	2,919,366	2,161,307
Total liabilities, capital and surplus	$75,863,188	$75,065,465

See notes to statutory financial statements.	Concluded

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Statutory Statements of Operations

Years Ended December 31, 2021, 2020 and 2019

(In Thousands)

	Year Ended December 31,
	2021	2020	2019
Income:
Premium income and annuity consideration	$6,326,927	$12,831,872	$(5,366,421)
Net investment income	1,262,737	948,344	1,099,451
Amortization of interest maintenance reserve	68,148	39,141	8,280
Commission and expense allowances on reinsurance ceded	195,658	172,698	265,105
Fee income from separate accounts	212,049	62,302	101,629
Reserve adjustment on reinsurance ceded	(1,518,822)	7,157,573	(592,883)
Miscellaneous income	307,833	41,467	267,637
Total income	6,854,530	21,253,397	(4,217,202)

Expenses:
Death benefits	74,119	92,253	204,509
Annuity benefits	202,893	95,252	155,286
Disability benefits and benefits under accident and health policies	68	76	17,762
Surrender benefits	14,800,797	3,842,313	4,403,521
(Decrease) increase in aggregate reserves for life and accident and health policies and contracts	(1,038,595)	16,448,620	(8,139,385)
Other benefits	125,116	8,722	6,208
Total benefits	14,164,398	20,487,236	(3,352,099)
Commissions	38,460	2,222,528	162,942
Other insurance expenses	543,438	371,028	496,310
Net transfers from separate accounts	(8,135,847)	(809,028)	(1,328,143)
Interest maintenance reserve reinsurance activity	(83,737)	661,450	(512,033)
Total benefit and expenses	6,526,712	22,933,214	(4,533,023)

Net gain (loss) from operations before dividends to policyholders, federal income taxes and realized capital gains (losses)	327,818	(1,679,817)	315,821
Dividends to policyholders	9,847	18,497	23,461
Net gain (loss) from operations after dividends to policyholders and before federal income taxes and net realized capital gains (losses)	317,971	(1,698,314)	292,360
Federal income tax expense (benefit)	22,402	(20,260)	(98,467)
Net gain (loss) from operations before net realized capital gains (losses)	295,569	(1,678,054)	390,827
Net realized capital gains (losses) less capital gains tax and transfers to interest maintenance reserve	3,399	(16,958)	(8,022)
Net income (loss)	$298,968	$(1,695,012)	$382,805

See notes to statutory financial statements.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Statutory Statements of Changes in Capital and Surplus

Years Ended December 31, 2021, 2020 and 2019

(In Thousands)

	Year Ended December 31,
	2021	2020	2019

Capital and surplus, beginning of year	$2,161,307	$1,441,755	$1,326,919

Net income (loss)	298,968	(1,695,012)	382,805
Dividends to stockholder	(506,000)	(357,752)	(639,801)
Change in net unrealized capital (losses) gains, net of income taxes	(57,312)	(288,936)	57,398
Change in minimum pension liability, net of income taxes	1,054	(1,589)	(4,209)
Change in asset valuation reserve	(34,288)	(7,971)	10,360
Change in non-admitted assets	(26,148)	(708,501)	92,424
Change in net deferred income taxes	(23,502)	256,714	(129,400)
Capital paid-in	3	9,539	—
Surplus paid-in	4,210	3,067,719	4,029
Change in surplus as a result of reinsurance	(83,840)	(83,521)	537,566
Change in capital and surplus as a result of separate accounts	—	—	(428)
Change in unrealized foreign exchange capital (losses) gains	(5,762)	2,693	(20)
Change in surplus notes	1,190,676	526,169	(195,888)
Net change in capital and surplus for the year	758,059	719,552	114,836

Capital and surplus, end of year	$2,919,366	$2,161,307	$1,441,755

See notes to statutory financial statements.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Statutory Statements of Cash Flows

Years Ended December 31, 2021, 2020 and 2019

(In Thousands)

	Year Ended December 31,
	2021	2020	2019
Operating activities:
Premium income, net of reinsurance	$6,111,400	$6,588,902	$3,654,066
Investment income received, net of investment expenses paid	1,268,121	809,931	962,732
Other miscellaneous income received	676,928	59,348	577,059
Benefit and loss related payments, net of reinsurance	(17,574,577)	(3,803,044)	(4,542,350)
Net transfers from separate accounts	8,135,856	816,837	1,375,094
Commissions, other expenses and taxes paid	(516,711)	(2,758,668)	(526,161)
Dividends paid to policyholders	(18,101)	(24,228)	(30,537)
Federal income taxes received (paid), net	120,217	(18,530)	5,267
Net cash (used in) provided by operating activities	(1,796,867)	1,670,548	1,475,170

Investing activities:
Proceeds from investments sold, matured or repaid:
Bonds	5,229,242	2,794,468	2,430,562
Stocks	11,589	53	19,187
Mortgage loans	452,409	295,116	343,441
Other invested assets	14,017	38,065	19,597
Net (losses) gains on cash, cash equivalents and short-term investments	(1,134)	83	5
Miscellaneous proceeds	58,571	544,448	24,100
Cost of investments acquired:
Bonds	(6,607,132)	(6,396,829)	(2,770,357)
Stocks	(4,554)	(221,630)	(3,585)
Mortgage loans	(655,511)	(89,330)	(114,542)
Real estate	—	(2,724)	(9,052)
Other invested assets	(351,303)	(905,616)	(46,617)
Miscellaneous applications	(220,740)	(274,834)	—
Net change in contract loans and premium notes	170,563	127,912	(3,120)
Net cash used in investing activities	(1,903,983)	(4,090,818)	(110,381)

Financing and miscellaneous activities:
Surplus notes	1,192,007	527,500	(195,000)
Capital and paid in surplus	3,756	3,076,665	3,130
Deposit-type contracts, net	1,865,132	1,963,991	(5,399)
Dividends to stockholder	(506,000)	(357,752)	(639,801)
Funds (repaid) borrowed, net	(2,995)	(916)	1,041
Other	126,580	(136,621)	60,135
Net cash provided by (used in) financing and miscellaneous activities	2,678,480	5,072,867	(775,894)

Net (decrease) increase in cash, cash equivalents and short-term investments and restricted cash	(1,022,370)	2,652,597	588,895
Cash, cash equivalents and short-term investments and restricted cash:
Beginning of year	3,470,926	818,329	229,434
End of year	$2,448,556	$3,470,926	$818,329

The cash, cash equivalents and short-term investments and restricted cash balance includes $1 and $12 of restricted cash as of December 31, 2021 and 2020, respectively, which is non-admitted and not included in the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus.

See notes to statutory financial statements.	Continued

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Statutory Statements of Cash Flows

Years Ended December 31, 2021, 2020 and 2019

(In Thousands)

	Year Ended December 31,
	2021	2020	2019
Non-cash investing and financing transactions during the year:

Share-based compensation expense	$457	$593	$899

In 2020, non-cash transfers of $9,848 million of assets and liabilities occurred as a part of the MassMutual transaction. In 2019, non-cash transfers of $8,938 million of assets and liabilities occurred as a part of the Protective transaction. Refer to Note 9 for further information on the MassMutual transaction.

See notes to statutory financial statements.	Concluded

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

1. Organization and Significant Accounting Policies

Great-West Life & Annuity Insurance Company (the “Company” or “GWL&A”) is a direct wholly-owned subsidiary of GWL&A Financial Inc. (“GWL&A Financial”), a holding company. GWL&A Financial is a direct wholly-owned subsidiary of Great-West Lifeco U.S. LLC (“Lifeco U.S.”) and an indirect wholly-owned subsidiary of Great-West Lifeco Inc. (“Lifeco”), a Canadian holding company. The Company offers a wide range of retirement and investment products to individuals, businesses and other private and public organizations throughout the United States. The Company is an insurance company domiciled in the State of Colorado and is subject to regulation by the Colorado Division of Insurance (“Division”).

The Company is authorized to engage in the sale of life insurance, accident and health insurance and annuities. It is qualified to do business in all states in the United States, except New York, and in the District of Columbia, Puerto Rico, Guam and the U.S. Virgin Islands. The Company is also a licensed reinsurer in New York.

Effective December 31, 2020, the Company completed the acquisition, via indemnity reinsurance (“the MassMutual transaction”), of the retirement services business of Massachusetts Mutual Life Insurance Company ("MassMutual"). The Company has now assumed the economics and risks associated with the reinsurance business. Per the transaction agreement, the Company acquired statutory assets equal to liabilities. The business assumed is primarily group annuities. See Note 9 for further discussion of the MassMutual transaction.

Effective June 1, 2019, the Company completed the sale, via indemnity reinsurance (the "Protective transaction"), of substantially all of its individual life insurance and annuity business to Protective Life Insurance Company ("Protective") who now assumes the economics and risks associated with the reinsured business. Per the transaction agreement, the Company transferred statutory assets equal to liabilities. The business transferred included bank-owned and corporate-owned life insurance, single premium life insurance, individual annuities as well as closed block life insurance and annuities. The Company retained a block of life insurance, predominantly participating policies which are now administered by Protective, as well as a closed reinsurance acquired block. Post-transaction, the Company focuses on the defined contribution retirement and asset management markets. See Note 9 for further discussion of the Protective transaction.

The statutory financial statements have been prepared from the separate records maintained by the Company and may not necessarily be indicative of the conditions that would have existed or the results of operations if the Company had been operated as an unaffiliated company.

Accounting policies and use of estimates

The Company prepares its statutory financial statements in conformity with accounting practices prescribed or permitted by the Division. The Division requires that insurance companies domiciled in the State of Colorado prepare their statutory financial statements in accordance with the National Association of Insurance Commissioners Accounting Practices and Procedures Manual (“NAIC SAP”), subject to any deviations prescribed or permitted by the State of Colorado Insurance Commissioner.

The only prescribed deviation that impacts the Company allows the Company to account for certain separate account products at book value instead of fair value. The Division has not permitted the Company to adopt any accounting practices that have an impact on the Company’s statutory financial statements as compared to NAIC SAP or the Division’s prescribed accounting practices. There is no impact to either capital and surplus or net income as a result of the prescribed accounting practice.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Statutory accounting principles vary in some respects from accounting principles generally accepted in the United States of America (“GAAP”). The more significant of these differences are as follows:

•	Bonds, including loan-backed and structured securities (collectively referred to as "bonds"), are carried at statutory adjusted carrying value in accordance with the National Association of Insurance Commissioners ("NAIC") designation of the security. Carrying value is amortized cost, unless the bond is either (a) designated as a six, in which case it is the lower of amortized cost or fair value or (b) required to be carried at fair value due to the structured securities ratings methodology, or (c) for perpetual bonds that do not possess an effective call option, is carried at fair value regardless of NAIC designation. Under GAAP, bonds are carried at amortized cost for securities classified as held-to-maturity and fair value for securities classified as available-for-sale and held-for-trading.

•	Redeemable preferred stocks are carried at statutory carrying value in accordance with the NAIC designation of the security. Carrying value is amortized cost, unless the redeemable preferred stock is designated a four to six, in which case it is reported at the lower of amortized cost or fair value. Under GAAP, redeemable preferred stocks are carried at amortized cost for securities classified as held-to-maturity and fair value for securities classified as available-for-sale and held-for-trading.

•	Short-term investments include all investments whose remaining maturities, at the time of acquisition, are three months to one year. Under GAAP, short-term investments include securities purchased with investment intent and with remaining maturities, at the time of acquisition, of one year or less.

•	As prescribed by the NAIC, the asset valuation reserve (“AVR”) is computed in accordance with a prescribed formula and represents a provision for possible non-interest related fluctuations in the value of bonds, equity securities, mortgage loans, real estate and other invested assets. Changes to the AVR are charged or credited directly to unassigned surplus. This type of reserve is not necessary or required under GAAP.

•	As prescribed by the NAIC, the interest maintenance reserve (“IMR”) consists of net accumulated unamortized realized capital gains and losses, net of income taxes, on sales or interest related impairments of bonds and derivative investments attributable to changes in the general level of interest rates. Such gains or losses are initially deferred and then amortized into income over the remaining period to maturity, based on groupings of individual securities sold in five-year bands. An IMR asset is generally designated as a non-admitted asset and is recorded as a reduction to capital and surplus. Under GAAP, realized gains and losses are recognized in income in the period in which a security is sold.

•	As prescribed by the NAIC, an other-than-temporary impairment (“OTTI”) is recorded (a) if it is probable that the Company will be unable to collect all amounts due according to the contractual terms in effect at the date of acquisition, (b) if the Company has the intent to sell the investment or (c) for non-interest related declines in value and where the Company does not have the intent and ability at the reporting date, to hold the bond until its recovery. Under GAAP, if either (a) management has the intent to sell a bond investment or (b) it is more likely than not the Company will be required to sell a bond investment before its anticipated recovery, a charge is recorded in net realized investment losses equal to the difference between the fair value and cost or amortized cost basis of the security. If management does not intend to sell the security and it is not more likely than not the Company will be required to sell the bond investment before recovery of its amortized cost basis, but the present value of the cash flows expected to be collected (discounted at the effective interest rate implicit in the bond investment prior to impairment) is less than the amortized cost basis of the bond investment (referred to as the credit loss portion), an OTTI is considered to have occurred.

Under GAAP, total OTTI is bifurcated into two components: the amount related to the credit loss, which is recognized in current period earnings through realized capital losses; and the amount attributed to other factors (referred to as the non-credit portion), which is recognized as a separate component in accumulated other comprehensive income (loss). As prescribed by the NAIC, non-interest related OTTI is only bifurcated on loan-backed and structured securities. Factors related

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

to interest and other components do not have a financial statement impact and are disclosed in “Unrealized losses and OTTI” in the notes to the statutory financial statements.

•	Derivatives that qualify for hedge accounting are carried at the same valuation method as the underlying hedged asset, while derivatives that do not qualify for hedge accounting are carried at fair value. Under GAAP, all derivatives, regardless of hedge accounting treatment, are recorded on the balance sheet in other assets or other liabilities at fair value. As prescribed by the NAIC, for those derivatives which qualify for hedge accounting, the change in the carrying value or cash flow of the derivative is recorded consistently with how the changes in the carrying value or cash flow of the hedged asset, liability, firm commitment or forecasted transaction are recorded. Under GAAP, if the derivative is designated as a cash flow hedge, the effective portions of the changes in the fair value of the derivative are recorded in accumulated other comprehensive income and are recognized in the income statements when the hedged item affects earnings. Changes in fair value resulting from foreign currency translations are recorded in either AOCI or net investment income, consistent with where they are recorded on the underlying hedged asset or liability. Changes in the fair value, including changes resulting from foreign currency translations, of derivatives not eligible for hedge accounting or where hedge accounting is not elected and the over effective portion of cash flow hedges are recognized in investment gains (losses) as a component of net income in the period of the change. Realized foreign currency transactional gains and losses on derivatives subject to hedge accounting are recorded in net investment income, whereas those on derivatives not subject to hedge accounting are recorded in investment gains (losses). As prescribed by the NAIC, upon termination of a derivative that qualifies for hedge accounting, the gain or loss is recognized in income in a manner that is consistent with the hedged item. Alternatively, if the item being hedged is subject to IMR, the gain or loss on the hedging derivative is realized and is subject to IMR upon termination. Under GAAP, gains or losses on terminated contracts that are effective hedges are recorded in earnings in net investment income or other comprehensive income. The gains or losses on terminated contracts where hedge accounting is not elected, or contracts that are not eligible for hedge accounting, are recorded in investment gains (losses).

•	The Company enters into dollar repurchase agreements with third party broker-dealers. The Company does not enter into these types of transactions for liquidity purposes, but rather for yield enhancement on its investment portfolio. The dollar repurchase trading strategy involves the sale of securities, with a simultaneous agreement to repurchase similar securities at a future date at an agreed-upon price. If the assets to be repurchased are the same, or substantially the same, as the assets transferred, the transactions are accounted for as secured borrowings. Transactions that do not meet the secured borrowing requirements are accounted for as bond purchases and sales. Under GAAP, these transactions are recorded as forward settling to be announced (“TBA”) securities that are accounted for as derivative instruments, but hedge accounting is not elected as the Company does not regularly accept delivery of such securities when issued.

•	Acquisition costs, such as commissions and other costs incurred in connection with acquiring new business, are charged to operations as incurred, rather than deferred and amortized over the lives of the related contracts as under GAAP.

•	Deferred income taxes are recorded using the asset and liability method in which deferred tax assets and liabilities are recorded for expected future tax consequences of events that have been recognized in either the Company’s statutory financial statements or tax returns. Deferred income tax assets are subject to limitations prescribed by statutory accounting principles. The change in deferred income taxes is treated as a component of the change in unassigned deficit, whereas under GAAP deferred taxes are included in the determination of net income.

•	Certain assets, including various receivables, furniture and equipment and prepaid assets, are designated as non-admitted assets and are recorded as a reduction to capital and surplus, whereas they are recorded as assets under GAAP.

•	For statutory accounting, business combinations must either create a parent-subsidiary relationship (statutory purchase) or there must be an exchange of equity with one surviving entity (statutory merger). Under GAAP, an integrated set of activities and assets that are capable of being conducted and managed for the purpose of providing economic benefits to its investors

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

can meet the definition of a business. As such, under GAAP, certain reinsurance agreements could be accounted for as a business acquisition.

•	For statutory purchases, the excess of the cost of acquiring an entity over the Company’s share of the book value of the acquired entity is recorded as goodwill which is admissible subject to limitations and is amortized over the period in which the Company benefits economically, not to exceed ten years. For statutory mergers, no acquisition is recognized because it is accomplished without exchanging resources. As such, the recorded assets, liabilities, and surplus of the acquired company (adjusted to conform to statutory accounting principles) will be carried forward into the combined company. Under GAAP in a business combination, the excess of the cost of acquiring an entity over the acquisition-date fair value of identifiable assets acquired and liabilities assumed is allocated between goodwill, indefinite-lived intangible assets and definite-lived intangible assets. Goodwill and indefinite-lived intangible assets are not amortized and definite-lived intangible assets are amortized over their estimated useful lives under GAAP.

•	Aggregate reserves for life policies and contracts are based on statutory mortality and interest requirements and without consideration of withdrawals, which differ from reserves established under GAAP that are based on assumptions using Company experience for mortality, interest, and withdrawals.

•	Surplus notes are reflected as a component of capital and surplus, whereas under GAAP they are reflected as a liability.

•	The policyholder’s share of net income on participating policies that has not been distributed to participating policyholders is included in capital and surplus in the statutory financial statements. For GAAP, these amounts are reported as a liability with a charge to net income.

•	Changes in separate account values from cash transactions are recorded as premium income and benefit expenses whereas they do not impact the statement of operations under GAAP and are presented only as increases or decreases to account balances.

•	Benefit payments and the related decrease in policy reserves are recorded as expenses for all contracts subjecting the Company to any mortality risk. Under GAAP, such benefit payments for life and annuity contracts without significant mortality risks are recorded as direct reductions to the policy reserve liability.

•	Premium receipts and the related increase in policy reserves are recorded as revenues and expenses, respectively, for all contracts subjecting the Company to any mortality risk. Under GAAP, such premium receipts for life and annuity contracts without significant mortality risks are recorded as direct credits to the policy reserve liability.

•	Comprehensive income and its components are not presented in the statutory financial statements.

•	The Statutory Statement of Cash Flows is presented based on a prescribed format for statutory reporting. For purposes of presenting statutory cash flows, cash includes short-term investments. Under GAAP, the statement of cash flows is typically presented based on the indirect method and cash excludes short-term investments.

•	For statutory accounting purposes, policy and contract liabilities ceded to reinsurers are reported as reductions of the related reserves. Losses generated in certain reinsurance transaction are recognized immediately in income, with gains reported as a separate component of surplus and amortized over the remaining life of the business. As prescribed by the Department, ceded reserves are limited to the amount of direct reserves. Under GAAP, ceded future policy benefits and contract owner liabilities are reported as reinsurance recoverables. Only those reinsurance recoverable balances deemed probable of recovery are reflected as assets on the balance sheet and are stated net of allowance for uncollectible reinsurance, which are charged to earnings. Cost of reinsurance (i.e. the net cash flows which include reinsurance premiums, ceding commissions, etc.) are deferred and amortized over the remaining life of the business.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The preparation of financial statements in conformity with statutory accounting principles requires the Company’s management to make a variety of estimates and assumptions. These estimates and assumptions affect, among other things, the reported amounts of admitted assets and liabilities, the disclosure of contingent liabilities and the reported amounts of revenues and expenses. Significant estimates are required to account for items and matters such as, but not limited to, the valuation of investments and derivatives in the absence of quoted market values, impairment of investments and derivatives, valuation of policy benefit liabilities and the valuation of deferred tax assets. Actual results could differ from those estimates.

During the year ended December 31, 2021, additional information became available related to the acquisition of MassMutual on December 31, 2020. In accordance with Statement of Statutory Accounting Principles ("SSAP") No. 3, Accounting Changes and Corrections of Errors the Company has recorded a change in estimate to reclassify $1,145.1 million of acquired contracts from Reserve for life insurance and annuities to Liability for deposit-type contracts during 2021. This change in estimate had no impact on total admitted assets, total liabilities, capital and surplus, or net income.

Impact of COVID-19 on significant judgments, estimates and assumptions

The COVID-19 pandemic continues to cause material disruption to businesses globally, resulting in continued economic pressures. While rising vaccination rates have led governments in different regions to ease restrictions put in place, many factors continue to extend economic uncertainty, including but not limited to: the availability, adoption and uncertainty around the effectiveness of vaccines; the emergence of COVID-19 variants; and the extent and timing of related government and central bank actions. The Company has developed flexible strategies to manage the current environment and leverage opportunities for the future. The duration and impact of the COVID-19 pandemic continues to be unknown at this time. The results of the Company reflect management's judgments regarding the impact of prevailing market conditions.

Significant statutory accounting policies

Investments

Investments are reported as follows:

•	In accordance with the NAIC SAP, the adjusted carrying value amounts of certain assets are gross of non-admitted assets.

•	Bonds are carried at statutory adjusted carrying value in accordance with the NAIC designation of the security. Carrying value is amortized cost, unless the bond is either (a) designated as a six, in which case it is the lower of amortized cost or fair value or (b) required to be carried at fair value due to the structured securities ratings methodology, or (c) for perpetual bonds that do not possess or no longer possess an effective call option, is carried at fair value regardless of NAIC designation. The Company recognizes the acquisition of its public bonds on a trade date basis and its private placement investments on a funding date basis. Bonds containing call provisions, except make-whole call provisions, are amortized to the call or maturity value/date which produces the lowest asset value. Make-whole call provisions, which allow the bond to be called at any time, are not considered in determining the timeframe for amortizing the premium or discount unless the Company has information indicating the issuer is expected to invoke the make-whole call provision.

•	Premiums and discounts are recognized as a component of net investment income using the effective interest method. Realized gains and losses not subject to IMR, including those from foreign currency translations, are included in net realized capital gains (losses).

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

•	The recognition of income on certain investments (e.g. loan-backed securities, including mortgage-backed and asset-backed securities) is dependent upon market conditions, which may result in prepayments and changes in amounts to be earned. Prepayments on all mortgage-backed and asset-backed securities are monitored monthly, and amortization of the premium and/or the accretion of the discount associated with the purchase of such securities are adjusted by such prepayments. Prepayment assumptions are based on the average of recent historical prepayments and are obtained from broker/dealer survey values or internal estimates. These assumptions are consistent with the current interest rate and economic environment. Significant changes in estimated cash flows from the original purchase assumptions are accounted for using the retrospective method.

•	Mortgage loans consist primarily of domestic commercial collateralized loans and are carried at their unpaid principal balances adjusted for any unamortized premiums or discounts, allowances for credit losses, and foreign currency translations. Interest income is accrued on the unpaid principal balance for all loans, except for loans on non-accrual status. Premiums and discounts are amortized to net investment income using the effective interest method. Prepayment penalty and origination fees are recognized in net investment income upon receipt.

The Company actively manages its mortgage loan portfolio by completing ongoing comprehensive analysis of factors such as debt service coverage ratios, loan-to-value ratios, payment status, default or legal status, annual collateral property evaluations and general market conditions. On a quarterly basis, the Company reviews the above primary credit quality indicators in its internal risk assessment of loan impairment and credit loss. Management’s risk assessment process is subjective and includes the categorization of all loans, based on the above mentioned credit quality indicators, into one of the following categories:

•	Performing - generally indicates the loan has standard market risk and is within its original underwriting guidelines.

•	Non-performing - generally indicates there is a potential for loss due to the deterioration of financial/monetary default indicators or potential foreclosure. Due to the potential for loss, these loans are evaluated for impairment.

The adequacy of the Company’s allowance for credit loss is reviewed quarterly. The determination of the calculation and the adequacy of the mortgage allowance for credit loss and mortgage impairments involve judgments that incorporate qualitative and quantitative Company and industry mortgage performance data. Management’s periodic evaluation and assessment of the adequacy of the mortgage allowance for credit loss and the need for mortgage impairments is based on known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay, the fair value of the underlying collateral, composition of the loan portfolio, current economic conditions, loss experience and other relevant factors. Loans included in the non-performing category and other loans with certain substandard credit quality indicators are individually reviewed to determine if a specific impairment is required. Risk is mitigated primarily through first position collateralization, guarantees, loan covenants and borrower reporting requirements. Since the Company does not originate or hold uncollateralized mortgages, loans are generally not deemed fully uncollectible. Generally, unrecoverable amounts are written off during the final stage of the foreclosure process.

Loan balances are considered past due when payment has not been received based on contractually agreed upon terms. The accrual of interest is discontinued when concerns exist regarding the realization of loan principal or interest. The Company resumes interest accrual on loans when a loan returns to current status or under new terms when loans are restructured or modified.

On a quarterly basis, any loans with terms that were modified during that period are reviewed to determine if the loan modifications constitute a troubled debt restructuring (“TDR”). In evaluating whether a loan modification constitutes a TDR, it must be determined that the modification is a significant concession and the debtor is experiencing financial difficulties.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Additionally, the Company considers the temporary relief granted by the Statutory Accounting Principles Working Group (“SAPWG”) in response to the Coronavirus, Aid, Relief, and Economic Security Act (the “CARES Act”). The relief gives temporary statutory exception for impairment assessment on bank loans, mortgage loans and investment products with underlying mortgage loans due to situations as a result of COVID-19 including the forbearance or modification of mortgage loan payments. SAPWG also granted practical expedients in determining whether a modification is a concession (insignificant) or if it is a TDR. The provisions of these guidance are applicable through the earlier of January 1, 2022, or 60 days after the date on which the national emergency concerning COVID–19 terminates.

•	Real estate properties held for the production of income are valued at depreciated cost less encumbrances. Real estate is depreciated on a straight-line basis over the estimated life of the building or term of the lease for tenant improvements.

•	Real estate properties occupied by the Company are carried at depreciated cost unless the carrying amount of the asset is deemed to be unrecoverable. The Company includes in both net investment income and other operating expenses an amount for rent relating to real estate properties occupied by the Company. Rent is derived from consideration of the repairs, expenses, taxes, interest and depreciation incurred. The reasonableness of the amount of rent recorded is verified by comparison to rent received from other like properties in the same area.

•	Limited partnership interests are included in other invested assets and are accounted for using net asset value per share ("NAV") as a practical expedient to fair value. The Company uses NAV as a practical expedient on partnership interests in investment companies where it has a minor equity interest and no significant influence over the entity’s operations.

•	Redeemable preferred stocks are carried at statutory carrying value in accordance with the NAIC designation of the security. Carrying value is amortized cost, unless the redeemable preferred stock is designated a four to six, in which case it is reported at the lower of amortized cost or fair value.

•	Common stocks, other than stocks of subsidiaries and stocks of the Federal Home Loan Bank (“FHLB”), are recorded at fair value based on the most recent closing price of the common stock as quoted on its exchange. Common stocks of the FHLB are reported at cost. Related party mutual funds, which are carried at fair value, are also included in common stocks. The net unrealized gain or loss on common stocks is reported as a component of surplus.

•	Investments in domestic life subsidiaries and certain other subsidiaries are carried at their statutory equity value with unrealized changes in value recorded directly in surplus. Investments in majority owned subsidiaries are generally carried at their Statutory or US GAAP equity with dividends received being recorded in investment income.

•	Contract loans are carried at their unpaid balance. Contract loans are fully collateralized by the cash surrender value of the associated insurance policy.

•	Short-term investments include all investments whose remaining maturities, at the time of acquisition, are three months to one year. Cash equivalent investments include all investments whose remaining maturities, at the time of acquisition, are three months or less. Both short-term and cash equivalent investments, excluding money market mutual funds, are stated at amortized cost, which approximates fair value. Cash equivalent investments also include highly liquid money market funds that are traded in an active market and are carried at fair value.

•	The Company enters into reverse repurchase agreements with third party broker-dealers for the purpose of enhancing the total return on its investment portfolio. The repurchase trading strategy involves the purchase of securities, with a simultaneous agreement to resell similar securities at a future date at an agreed-upon price. Securities purchased under these agreements are accounted for as secured borrowings, and are reported at amortized cost in cash, cash equivalents and short-term investments.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Under these tri-party repurchase agreements, the designated custodian takes possession of the underlying collateral on the Company’s behalf, which is required to be cash or government securities. The fair value of the securities is monitored and additional collateral is obtained, where appropriate, to protect against credit exposure. The collateral cannot be sold or repledged and has not been recorded on the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus.

The Company enters into dollar repurchase agreements with third party broker-dealers. The Company does not enter into these types of transactions for liquidity purposes, but rather for yield enhancement on its investment portfolio. The dollar repurchase trading strategy involves the sale of securities, with a simultaneous agreement to repurchase similar securities at a future date at an agreed-upon price. If the assets to be repurchased are the same, or substantially the same, as the assets transferred, the transactions are accounted for as secured borrowings. Transactions that do not meet the secured borrowing requirements are accounted for as bond purchases and sales. Proceeds of the sale are reinvested in other securities and may enhance the current yield and total return. The difference between the sales price and the future repurchase price is recorded as an adjustment to net investment income. During the period between the sale and repurchase, the Company will not be entitled to receive interest and principal payments on the securities sold. Losses may arise from changes in the value of the securities or if the counterparty enters bankruptcy proceedings or becomes insolvent. In such cases, the Company’s right to repurchase the security may be restricted. Amounts owed to brokers under these arrangements are included as a liability in repurchase agreements.

The Company participates in a securities lending program in which the Company lends securities that are held as part of its general account investment portfolio to third parties.  The Company does not enter into these types of transactions for liquidity purposes, but rather for yield enhancement on its investment portfolio.  The borrower can return and the Company can request the loaned securities be returned at any time.  The Company maintains ownership of the securities at all times and is entitled to receive from the borrower any payments for interest received on such securities during the loan term.  Securities lending transactions are accounted for as secured borrowings.  The securities on loan are included within bonds and short-term investments in the accompanying Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus. The securities lending agent indemnifies the Company against borrower risk, meaning that the lending agent agrees contractually to replace securities not returned due to a borrower default.  The Company generally requires initial cash collateral in an amount greater than or equal to 102% of the fair value of domestic securities loaned and 105% of foreign securities loaned.  Such collateral is used to replace the securities loaned in event of default by the borrower. Some cash collateral is reinvested in money market funds or short-term repurchase agreements which are also collateralized by U.S. Government or U.S. Government Agency securities. Reinvested cash collateral is reported in securities lending reinvested collateral assets, with a corresponding liability in payable for securities lending collateral. Collateral that cannot be sold or repledged is excluded from the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus.

•	Surplus notes, which are recorded in other invested assets, are carried at statutory carrying value in accordance with the NAIC designation of the security. Carrying value is amortized cost, unless the surplus note is designated a NAIC three to six, in which case it is reported at the lower of amortized cost or fair value.

•	The Company’s OTTI accounting policy requires that a decline in the value of a bond below its cost or amortized cost basis be assessed to determine if the decline is other-than-temporary. An OTTI is recorded (a) if it is probable that the Company will be unable to collect all amounts due according to the contractual terms in effect at the date of acquisition, (b) if the Company has the intent to sell the investment or (c) for non-interest related declines in value and where the Company does not have the intent and ability at the reporting date, to hold the bond until its recovery. Management considers a wide range of factors, as described below, regarding the bond issuer and uses its best judgment in evaluating the cause of the decline in its estimated fair value and in assessing the prospects for near-term recovery. Inherent in management’s evaluation of the bond are assumptions and estimates about the operations and ability to generate future cash flows. While all available information is taken into account, it is difficult to predict the ultimate recoverable amount from a distressed or impaired bond.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Considerations used by the Company in the impairment evaluation process include, but are not limited to, the following:

•	The extent to which estimated fair value is below cost;

•	Whether the decline in fair value is attributable to specific adverse conditions affecting a particular instrument, its issuer, an industry or geographic area;

•	The length of time for which the estimated fair value has been below cost;

•	Downgrade of a bond investment by a credit rating agency;

•	Deterioration of the financial condition of the issuer;

•	The payment structure of the bond investment and the likelihood of the issuer being able to make payments in the future; and

•	Whether dividends have been reduced or eliminated or scheduled interest payments have not been made.

For loan-backed and structured securities, if management does not intend to sell the bond and has the intent and ability to hold the bond until recovery of its amortized cost basis, but the present value of the cash flows expected to be collected (discounted at the effective interest rate implicit in the bond prior to impairment) is less than the amortized cost basis of the bond (referred to as the non-interest loss portion), an OTTI is considered to have occurred. In this instance, total OTTI is bifurcated into two components: the amount related to the non-interest loss is recognized in current period earnings through realized capital gains (losses); and the amount attributed to other factors does not have any financial impact and is disclosed only in the notes to the statutory financial statements. The calculation of expected cash flows utilized during the impairment evaluation process are determined using judgment and the best information available to the Company including default rates, credit ratings, collateral characteristics and current levels of subordination.

For bonds not backed by other loans or assets, if management does not intend to sell the bond and has the intent and ability to hold but does not expect to recover the entire cost basis, an OTTI is considered to have occurred. A charge is recorded in net realized capital gains (losses) equal to the difference between the fair value and cost or amortized cost basis of the bond. After the recognition of an OTTI, the bond is accounted for as if it had been purchased on the measurement date of the OTTI, with an amortized cost basis equal to the previous amortized cost basis less the OTTI recognized in net income. The difference between the new amortized cost basis and the expected future cash flows is accreted into net investment income. The Company continues to estimate the present value of cash flows expected to be collected over the life of the bond.

Fair value

Certain assets and liabilities are recorded at fair value on the Company’s Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus. The Company defines fair value as the price that would be received to sell an asset or paid to transfer a liability in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Company categorizes its assets and liabilities measured at fair value into a three level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Company’s assets and liabilities have been categorized based upon the following fair value hierarchy:

•	Level 1 inputs which are utilized for general and separate account assets and liabilities, utilize observable, quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date. Financial assets utilizing Level 1 inputs include certain mutual funds.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

•	Level 2 inputs utilize other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs, which are utilized for general and separate account assets and liabilities, include quoted prices for similar assets and liabilities in active markets and inputs, other than quoted prices, that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals. The fair values for some Level 2 securities are obtained from pricing services. The inputs used by the pricing services are reviewed at least quarterly or when the pricing vendor issues updates to its pricing methodology. For general and separate account assets and liabilities, inputs include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Additional inputs utilized for assets and liabilities classified as Level 2 are:

◦	Derivative instruments - trading activity, swap curves, credit spreads, currency volatility, net present value of cash flows and news sources.

◦	Separate account assets and liabilities - various index data and news sources, amortized cost (which approximates fair value), trading activity, swap curves, credit spreads, recovery rates, restructuring, net present value of cash flows and quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

•	Level 3 inputs are unobservable and include situations where there is little, if any, market activity for the asset or liability. In general, the prices of Level 3 securities are obtained from single broker quotes and internal pricing models. If the broker’s inputs are largely unobservable, the valuation is classified as a Level 3. Broker quotes are validated through an internal analyst review process, which includes validation through known market conditions and other relevant data, as noted below. Internal models are usually cash flow based utilizing characteristics of the underlying collateral of the security such as default rate and other relevant data.

The fair value of certain investments in the separate accounts and limited partnerships are estimated using net asset value per share as a practical expedient and are excluded from the fair value hierarchy levels in Note 5. These net asset values are based on the fair value of the underlying investments, less liabilities.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the asset or liability.

Overall, transfers between levels are attributable to a change in the observability of inputs. Assets and liabilities are transferred to a lower level in the hierarchy when a significant input cannot be corroborated with market observable data. This may occur when market activity decreases and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred to a higher level in the hierarchy when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity including recent trades, a specific event, or one or more significant input(s) becoming observable.

In some instances, securities are priced using external broker quotes. In most cases, when broker quotes are used as pricing inputs, more than one broker quote is obtained. External broker quotes are reviewed internally by comparing the quotes to similar securities in the public market and/or to vendor pricing, if available. Additionally, external broker quotes are compared to market reported trade activity to ascertain whether the price is reasonable, reflective of the current market prices, and takes into account the characteristics of the Company’s securities.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Derivative financial instruments

The Company enters into derivative transactions which include the use of interest rate swaps, interest rate swaptions, cross-currency swaps, foreign currency forwards, U.S. government treasury futures contracts, Eurodollar futures contracts, futures on equity indices and interest rate swap futures. The Company uses these derivative instruments to manage various risks, including interest rate and foreign currency exchange rate risk associated with its invested assets and liabilities. Derivative instruments are not used for speculative reasons. Certain of the Company’s over-the-counter (“OTC”) derivatives are cleared and settled through a central clearing counterparty while others are bilateral contracts between the Company and a counterparty.

Derivatives are reported as other invested assets or other liabilities. Although some derivatives are executed under a master netting arrangement, the Company does not offset in the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus the carrying value of those derivative instruments and the related cash collateral or net derivative receivables and payables executed with the same counterparty under the same master netting arrangement. Derivatives that qualify for hedge accounting treatment are valued using the valuation method (either amortized cost or fair value) consistent with the underlying hedged asset or liability. At inception of a derivative transaction, the hedge relationship and risk management objective is documented and the designation of the derivative is determined based on specific criteria of the transaction. Derivatives where hedge accounting is either not elected, or that are not eligible for hedge accounting, are stated at fair value with changes in fair value recognized in unassigned surplus in the period of change. Investment gains and losses generally result from the termination of derivative contracts prior to expiration and are generally recognized in net income and may be subject to IMR.

The Company uses derivative financial instruments for risk management purposes associated with certain invested assets and policy liabilities. Derivatives are used to (a) hedge the economic effects of interest rate and stock market movements on the Company’s guaranteed lifetime withdrawal benefit ("GLWB") liability, (b) hedge the economic effect of a large increase in interest rates on the Company’s general account life insurance, group pension liabilities and certain separate account life insurance liabilities, (c) hedge the economic risks of other transactions such as future asset acquisitions or dispositions, the timing of liability pricing, currency risks on non-U.S. dollar denominated assets, and (d) convert floating rate assets or debt obligations to fixed rate assets or debt obligations for asset/liability management purposes.

The Company controls the credit risk of its derivative contracts through credit approvals, limits, monitoring procedures and in many cases, requiring collateral. The Company’s exposure is limited to the portion of the fair value of derivative instruments that exceeds the value of the collateral held and not to the notional or contractual amounts of the derivatives.

Derivatives in a net asset position may have cash or securities pledged as collateral to the Company in accordance with the collateral support agreements with the counterparty. This collateral is held in a custodial account for the benefit of the Company. Unrestricted cash collateral is included in other assets and the obligation to return it is included in other liabilities. The cash collateral is reinvested in a government money market fund. Securities pledged to the Company generally consist of U.S. government or U.S. government agency securities and are not recorded on the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus.

Cash collateral pledged by the Company is included in other assets.

The Company may purchase a financial instrument that contains a derivative embedded in the financial instrument. Contracts that do not in their entirety meet the definition of a derivative instrument, may contain “embedded” derivative instruments implicit or explicit terms that affect some or all of the cash flows or the value of other exchanges required by the contract in a manner similar to a derivative instrument. An embedded derivative instrument shall not be separated from the host contract and accounted for separately as a derivative instrument.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Funds held or deposited with reinsured companies

Funds held by reinsurers are receivables from ceding entities. Interest earned on the funds withheld receivable are included as a component of miscellaneous income.

Goodwill

Goodwill, resulting from acquisitions of subsidiaries that are reported in common stock and other invested assets, is amortized to unrealized capital gains/(losses) over the period in which the Company benefits economically, not to exceed ten years. Goodwill resulting from assumption reinsurance is reported in goodwill and is amortized to other insurance expenses over the period in which the Company benefits economically, not to exceed ten years. Admissible goodwill is limited in the aggregate to 10% of the Company’s adjusted capital and surplus. The Company tests goodwill for impairment annually or more frequently if events or circumstances indicate that there may be justification for conducting an interim test. If the carrying value of goodwill exceeds its fair value, the excess is recognized as impairment and recorded as a realized loss in the period in which the impairment is identified. There were no impairments of goodwill recognized during the years ended December 31, 2021, 2020 and 2019.

Reinsurance

Reinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Reserves are based on the terms of the reinsurance contracts and are consistent with the risks assumed. Life contract premiums and benefits ceded to other companies have been reported as a reduction of the premium revenue and benefit expense. Life contract premiums and benefits assumed from other companies have been reported as an increase in premium revenue and benefit expense. Invested assets and reserves ceded or assumed on deposit type contracts are accounted for using deposit accounting. The Company establishes a receivable for amounts due from reinsurers for claims paid and other amounts recoverable under the terms of the reinsurance contract.

Cash value of company owned life insurance

The Company is the owner and beneficiary of life insurance policies which are included in Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus at their cash surrender values. At December 31, 2021, the investments underlying variable life insurance policies utilize various fund structures, with underlying investment characteristics of 25% equity, 41% fixed income, 27% cash and short terms, and 7% other. At December 31, 2020, the investments underlying variable life insurance policies utilize various fund structures, with underlying investment characteristics of 23% equity, 42% fixed income, and 32% cash and short terms, and 3% other.

Net investment income

Interest income from bonds is recognized when earned. Interest income on contract loans is recognized in net investment income at the contract interest rate when earned. All investment income due and accrued with amounts that are deemed uncollectible or that are over 90 days past due, including mortgage loans in default (“in process of foreclosure”), is not included in investment income. Amounts over 90 days past due are non-admitted assets and are recorded as a reduction to unassigned surplus. Real estate due and accrued income is excluded from net investment income if its collection is uncertain.

Net realized capital gains (losses)

Realized capital gains and losses are reported as a component of net income and are determined on a specific identification basis. Interest-related gains and losses are primarily subject to IMR, while non-interest related gains and losses are primarily subject to AVR. Realized capital gains and losses also result from the termination of derivative contracts prior to expiration and may be subject to IMR.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Policy reserves

Life insurance and annuity policy reserves with life contingencies are computed on the basis of statutory mortality and interest requirements and without consideration for withdrawals. Annuity contract reserves without life contingencies are computed on the basis of statutory interest requirements.

Policy reserves for life insurance are valued in accordance with the provision of applicable statutory regulations. Life insurance reserves are determined principally using the Commissioner’s Reserve Valuation Method, using the statutory mortality and interest requirements, without consideration for withdrawals. Some policies contain a surrender value in excess of the reserve as legally computed. This excess is calculated and recorded on a policy-by-policy basis.

Premium stabilization reserves are calculated for certain policies to reflect the Company’s estimate of experience refunds and interest accumulations on these policies. The reserves are invested by the Company. The income earned on these investments is accumulated in this reserve and is used to mitigate future premium rate increases for such policies.

The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

Policy and contract claims include provisions for reported life and health claims in process of settlement, valued in accordance with the terms of the related policies and contracts, as well as provisions for claims incurred but not reported based primarily on prior experience of the Company. As such, amounts are estimates, and the ultimate liability may differ from the amount recorded. Any changes in estimates will be reflected in the results of operations when additional information becomes known.

The liabilities for health claim reserves are determined using historical run-out rates, expected loss ratios and statistical analysis. The Company provides for significant claim volatility in areas where experience has fluctuated. The liabilities represent estimates of the ultimate net cost of all reported and unreported claims which are unpaid at year-end. Those estimates are subject to considerable variability in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.

Liability reserves for variable annuities with guarantees and universal life without secondary guarantees are valued in accordance with Principle-Based Reserving ("PBR") methods, outlined in NAIC Valuation Manual Sections 20 and 21. PBR utilizes stochastic models to calculate levels of reserves to cover future benefits that would occur during possible poor future economic conditions. Reserve estimates are determined using both company experience and prescribed assumptions, with the final liability reserve being the greatest of the two estimates and floored at the aggregate surrender value.

Premium, fee income and expenses

Life insurance premiums are recognized when due. Annuity considerations are recognized as revenue when received. Accident and health premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies. Life and accident and health insurance premiums received in advance are recorded as a liability and recognized as income when the premiums become earned. Fees from assets under management, assets under administration, shareholder servicing, mortality and expense risk charges, administration and record-keeping services and investment advisory services are recognized when earned in fee income or other income. Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Income taxes

The Company is included in the consolidated federal income tax return of Lifeco U.S. The federal income tax expense reported in the Statutory Statements of Operations represent income taxes provided on income that is currently taxable, excluding tax on net realized capital gains and losses. A net deferred tax asset is included in the Statutory Statement of Admitted Assets, Liabilities, Capital and Surplus which is recorded using the asset and liability method in which deferred tax assets and liabilities are recorded for expected future tax consequences of events that have been recognized in either the Company’s statutory financial statements or tax returns. Deferred income tax assets are subject to limitations prescribed by statutory accounting principles. The change in deferred income taxes is treated as a component of the change in unassigned deficit.

2. Recently Adopted Accounting Pronouncements

In 2020, SAPWG adopted a revised SSAP 32R, Preferred Stock, and a corresponding Issue Paper No. 164, Preferred Stock. The revised SSAP improves the definition of preferred stock, revises the measurement guidance based on the type and terms of preferred stock held, and clarifies the impairment and dividend recognition guidance. The standard was adopted with an effective date of January 1, 2021 with early adoption permitted. The adoption of this standard did not have a material effect on the Company’s financial statements.

In 2021, the Statutory Accounting Principles Working Group adopted as final revisions to SSAP No. 26R, Bonds. The SSAP revisions clarify that perpetual bonds are within scope of SSAP No. 26R. Those with an effective call option shall be amortized under the yield-to-worst concept, and those that do not possess, or no longer possess, a call feature shall be reported at fair value. Additional revisions expand current called bond disclosures to include bonds terminated through a tender offer. The revisions were adopted with an effective date of January 1, 2021 with early adopted permitted. The adoption of these revisions did not have a material effect on the Company’s financial statements.

3. Related Party Transactions

In the normal course of business the Company enters into agreements with related parties whereby it provides and/or receives record-keeping services, investment advisory services, and tax-related services, as well as corporate support services which include general and administrative services, information technology services, sales and service support and marketing services. The following table presents revenue earned, expenses incurred and expense reimbursement from insurance and non-insurance related parties for services provided and/or received pursuant to the service agreements. These amounts, in accordance with the terms of the contracts, are based upon market price, estimated costs incurred or resources expended as determined by number of policies, certificates in-force, administered assets or other similar drivers.

On January 1, 2020, the Company and its subsidiaries implemented an organizational change to simplify its corporate structure and affiliated transactions. The transaction included the following changes impacting the Company:

•	Substantially all employees of GWL&A and its other subsidiaries were transferred to the Empower Retirement, LLC ("Empower").

•	Empower assumed all recordkeeping related revenues either by direct assignment of contracts or through a transition services agreement between Empower, GWL&A, and GWL&A’s subsidiaries.

•	Substantially all vendor contracts were assigned to Empower.

•	Empower entered into an administrative services agreement whereby it provides corporate and other shared services to GWL&A and its affiliates and is reimbursed for expenses incurred.

•	Empower acquired assets and assumed liabilities from GWL&A and GWL&A’s subsidiaries including furniture, equipment, and software, deferred contract costs, certain other current assets including prepaid assets, and certain other liabilities including employee-related benefit and payroll liabilities and GWL&A’s post-retirement medical plan. The assets acquired and liabilities assumed by Empower were settled in cash based on their value under International

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Financial Reporting Standards ("IFRS"). Any differences between the value of the assets and liabilities on an IFRS basis and a Statutory basis were settled by dividends or capital contributions between entities.

On December 31, 2020, GWL&A completed the acquisition, via indemnity reinsurance, of the retirement services business of MassMutual. After the close of this acquisition, GWL&A made the following changes:

•	All employees of MassMutual acquired by GWL&A were transferred to the Empower.

•	Empower assumed all recordkeeping related revenues from GWL&A

•	Substantially all vendor contracts were assigned to Empower.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

		Year Ended December 31,			Financial statement line
Description	Related party	2021	2020	2019
Provides corporate support service

Insurance affiliates:
Great-West Life & Annuity Insurance Company of New York ("GWL&A NY")(1),The Canada Life Assurance Company (“CLAC”)(2) and Great-West Life Assurance Company (“Great-West Life”)(2)

Non-insurance affiliates:
Empower(1), Advised Assets Group, LLC ("AAG")(1), Great-West Capital Management, LLC ("GWCM")(1), Great-West Trust Company, LLC ("GWTC")(1), GWFS Equities, Inc. ("GWFS")(1),Great-West Financial Retirement Plan Services ("Great-West RPS")(1)  and MAM Holding Inc. (2)

		$ (28,405)	$ (14,626)	$ (175,137)	Other insurance benefits and expenses
Receives corporate support services	Non-insurance affiliate: Empower(1)	525,624	332,652	—	Other insurance benefits and expenses
Provides recordkeeping fees under temporary service agreement for recordkeeping agreements not yet transferred to Empower	Non-insurance affiliate: Empower(1)	(146,021)	(194,795)	—	Fee income
Receives commissions reimbursement	Non-insurance affiliate: Empower(1)	(223,148)	(77,139)	—	Commissions
Provides commissions reimbursement	Insurance affiliate: GWL&A NY(1)	19,147	—	—	Commissions
Provides marketing, distribution and administrative services to certain underlying funds and/or mutual funds	Non-insurance affiliate: GWFS(1)	—	7,101	172,702	Other income
Provides record-keeping services	Non-insurance affiliates: GWTC(1) Non-insurance related party: Great-West Funds(4)	—	20,506	106,295	Other income
Receives record-keeping services	Insurance affiliate: GWL&A NY(1) Non-insurance affiliates: Empower(1)and GWTC(1)	—	(16,799)	(390,630)	Other income
Receives custodial services	Non-insurance affiliate: GWTC(1)	—	—	(13,526)	Other income
Receives reimbursement from tax sharing indemnification related to state and local tax liabilities	Non-insurance affiliate: Putnam Investments LLC ("Putnam") (3)	—	16,282	9,733	Other income

(1) A wholly-owned subsidiary of GWL&A

(2) An indirect wholly-owned subsidiary of Lifeco

(3) A wholly-owned subsidiary of Lifeco U.S.

(4) An open-end management investment company, a related party of GWL&A

The Company’s separate accounts invest in shares of Great-West Funds, Inc. and Putnam Funds, which are affiliates of the Company and shares of other non-affiliated mutual funds and government and corporate bonds.  The Company’s separate accounts include mutual funds or other investment options that purchase guaranteed interest annuity contracts issued by the

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Company.  During the years ended December 31, 2021, 2020 and 2019, these purchases totaled $232,833, $330,974 and $224,708 respectively.  As the general account investment contracts are also included in the separate account balances in the accompanying statutory statements of admitted assets, liabilities, capital and surplus, the Company has included the separate account assets and liabilities of $262,018 and $249,802 at December 31, 2021 and 2020, respectively, which is also included in the assets and liabilities of the general account at those dates.

During June of 2018, the Company invested $35,000 to fund the initial creation of five mutual funds offered by its subsidiary, GWCM. When the funds met certain targets for customer investment, the Company began redeeming its interests.  The remaining investments were $10,295 and $17,679 at December 31, 2021 and 2020, respectively.

During the years ended December 31, 2021 and 2020, the Company contributed $197,499 and $71,506 to partnership funds controlled by Great-West Lifeco, Inc., respectively. The total invested amount in these partnerships as of December 31, 2021 was $329,118. The remaining Company commitments for these partnership funds through subsequent years total $1,172,481 (Refer to Note 19 for additional details).

The following table summarizes amounts due from parent and affiliates:

			December 31,
Related party	Indebtedness	Due date	2021	2020
Empower(1)	On account	On demand	$47,178	$46,104
GWFS(1)	On account	On demand	21,381	34,743
AAG(1)	On account	On demand	15,000	—
GWTC(1)	On account	On demand	3,785	290
CLAC(2)	On account	On demand	3,058	—
Personal Capital Corporation(1)	On account	On demand	514	—
Great-West South Carolina ("GWSC")(1)	On account	On demand	347	7,351
Other related party receivables	On account	On demand	268	928
GWL&A NY(1)	On account	On demand	32	214
Great-West RPS(1)	On account	On demand	24	3
Putnam(3)	On account	On demand	—	4,951
Total			$91,587	$94,584

(1) A wholly-owned subsidiary of GWL&A

(2) An indirect wholly-owned subsidiary of Lifeco

(3) A wholly-owned subsidiary of Lifeco U.S.

The following table summarizes amounts due to parent and affiliates:

			December 31,
Related party	Indebtedness	Due date	2021	2020
GWCM(1)	On account	On demand	$2,120	$—
Other related party payables	On account	On demand	496	422
CLAC(2)	On account	On demand	—	683
Personal Capital Corporation(1)	On account	On demand	—	15,473
Total			$2,616	$16,578

(1) A wholly-owned subsidiary of GWL&A

(2) An indirect wholly-owned subsidiary of Lifeco

Included in current federal income taxes recoverable at December 31, 2021 and 2020 is $34,164 and $73,029, respectively, of income tax receivable from Lifeco U.S. related to the consolidated income tax return filed by Lifeco U.S.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The Company received cash payments of $13,470, $12,506 and $2,727 from its subsidiary, GWSC, in 2021, 2020 and 2019 respectively, under the terms of its tax sharing agreement. During the years ended December 31, 2021, 2020 and 2019, the Company received interest income of $1,326, $1,661 and $2,085 respectively, from GWSC relating to the tax sharing agreement.

During the year ended December 31, 2021, the Company received dividends of $151,075 from its subsidiaries, the largest being $96,675 from Empower. During the year ended December 31, 2020, the Company received dividends and return of capital of $142,500 and $7,000, respectively, from its subsidiaries, the largest being $61,000 from AAG. During the year ended December 31, 2019, the Company received dividends and return of capital of $108,803 and $12,497, respectively, from its subsidiaries, the largest being $40,000 from Empower.

During the years ended December 31, 2021 and 2020, the Company paid cash dividends to GWL&A Financial in the amounts of $506,000 and $357,752 respectively.

The Company and GWL&A NY have an agreement whereby the Company has committed to provide GWL&A NY financial support related to the maintenance of adequate regulatory surplus and liquidity.

4. Summary of Invested Assets

Investments in bonds consist of the following:

	December 31, 2021
	Book/adjusted carrying value	Gross unrealized gains	Gross unrealized losses	Fair value
U.S. government	$9,071	$1,159	$3	$10,227
All other governments	58,111	112	851	57,372
U.S. states, territories and possessions	615,832	72,341	2,980	685,193
Political subdivisions of states and territories	311,839	18,038	2,416	327,461
Special revenue and special assessments	5,643	574	—	6,217
Industrial and miscellaneous	18,776,906	555,385	293,923	19,038,368
Parent, subsidiaries and affiliates	3,582	—	—	3,582
Hybrid securities	131,663	131	5,416	126,378
Loan-backed and structured securities	6,884,690	94,098	41,982	6,936,806
Total bonds	$26,797,337	$741,838	$347,571	$27,191,604

	December 31, 2020
	Book/adjusted carrying value	Gross unrealized gains	Gross unrealized losses	Fair value
U.S. government	$159,577	$1,744	$226	$161,095
All other governments	11,113	—	—	11,113
U.S. states, territories and possessions	654,122	97,055	—	751,177
Political subdivisions of states and territories	378,996	23,006	—	402,002
Industrial and miscellaneous	18,019,556	916,950	13,489	18,923,017
Parent, subsidiaries and affiliates	6,433	—	—	6,433
Hybrid securities	151,305	1,800	9,372	143,733
Loan-backed and structured securities	6,330,981	156,801	12,050	6,475,732
Total bonds	$25,712,083	$1,197,356	$35,137	$26,874,302

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The book/adjusted carrying value and estimated fair value of bonds and assets receiving bond treatment, based on estimated cash flows, are shown in the table below. Actual maturities will likely differ from these projections because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	December 31, 2021
	Book/adjusted
	carrying value	Fair value
Due in one year or less	$2,199,933	$2,211,815
Due after one year through five years	5,920,582	6,125,393
Due after five years through ten years	9,152,768	9,244,125
Due after ten years	4,190,194	4,224,288
Loan-backed and structured securities	6,884,691	6,936,806
Total bonds	$28,348,168	$28,742,427

Loan-backed and structured securities include those issued by U.S. government and U.S. agencies.

The following table summarizes information regarding the sales of securities:

	Years ended December 31,
	2021	2020	2019
Consideration from sales	$16,279,609	$15,627,075	$18,741,779
Gross realized gains from sales	67,784	81,504	511,103
Gross realized losses from sales	128,841	7,045	46,129

At December 31, 2019, consideration from sales include securities transferred to Protective as part of the Protective transaction.

Unrealized losses on bonds

The following tables summarize gross unrealized investment losses including the non-credit-related portion of OTTI losses, by class of investment:

	December 31, 2021
	Less than twelve months		Twelve months or longer		Total
Bonds:	Fair value	Unrealized loss and OTTI	Fair value	Unrealized loss and OTTI	Fair value	Unrealized loss and OTTI
U.S. government	$275	$3	$—	$—	$275	$3
All other governments	47,744	851	—	—	47,744	851
U.S. states, territories and possessions	102,521	2,980	—	—	102,521	2,980
Political subdivisions of states and territories	112,703	2,328	3,226	88	115,929	2,416
Industrial and miscellaneous	8,615,011	306,061	1,291,359	67,357	9,906,370	373,418
Hybrid securities	30,016	253	83,548	6,038	113,564	6,291
Loan-backed and structured securities	2,558,371	32,835	345,939	11,061	2,904,310	43,896
Total bonds	$11,466,641	$345,311	$1,724,072	$84,544	$13,190,713	$429,855

Preferred stock	$61,437	$631	$—	$—	$61,437	$631
Total number of securities in an unrealized loss position		2,517		278		2,795

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

	December 31, 2020
	Less than twelve months		Twelve months or longer		Total
Bonds:	Fair value	Unrealized loss and OTTI	Fair value	Unrealized loss and OTTI	Fair value	Unrealized loss and OTTI
U.S. government	$149,402	$226	$—	$—	$149,402	$226
Industrial and miscellaneous	1,216,567	13,291	246,659	12,808	1,463,226	26,099
Hybrid securities	23,981	1,199	77,882	8,173	101,863	9,372
Loan-backed and structured securities	672,983	7,412	314,125	6,800	987,108	14,212
Total bonds	$2,062,933	$22,128	$638,666	$27,781	$2,701,599	$49,909
Total number of securities in an unrealized loss position		168		47		215

Bonds - Total unrealized losses and OTTI increased by $379,946, or 761%, from December 31, 2020 to December 31, 2021. The increase in unrealized losses was across all asset classes and was primarily driven by lower valuations as a result of higher rates at December 31, 2021 compared to December 31, 2020. The acquisition of Statutory assets under the terms of the MassMutual transaction increased overall bond investments as well as the unrealized losses. See Note 1 and Note 9 for further discussion of the transaction.

Total unrealized losses greater than twelve months increased by $56,763 from December 31, 2020 to December 31, 2021. Industrial and miscellaneous account for 80%, or $67,357 of the unrealized losses and OTTI greater than twelve months at December 31, 2021. The majority of these bonds continue to be designated as investment grade. Management does not have the intent to sell these assets; therefore, an OTTI was not recognized in net income.

Loan-backed and structured securities account for 13%, or $11,061, of the unrealized losses and OTTI greater than twelve months at December 31, 2021. Of the $11,061 of unrealized losses and OTTI over twelve months on loan-backed and structured securities, 95% or $10,503 are on securities which continue to be designated as investment grade. The present value of cash flows expected to be collected is not less than amortized cost and management does not have the intent to sell these assets; therefore, an OTTI was not recognized in net income.

Loan-backed and structured securities

The Company had a concentration in loan-backed and structured securities of 18% and 16% of total invested assets at December 31, 2021 and 2020, respectively.

Derivative financial instruments

Derivative transactions are generally entered into pursuant to International Swaps and Derivatives Association ("ISDA") Master Agreements with approved counterparties that provide for a single net payment to be made by one party to the other on a daily basis, periodic payment dates, or at the due date, expiration, or termination of the agreement.

The ISDA Master Agreements contain provisions that would allow the counterparties to require immediate settlement of all derivative instruments in a net liability position if the Company were to default on any debt obligations over a certain threshold. The aggregate fair value, inclusive of accrued income and expense, of derivative instruments with credit-risk-related contingent features that were in a net liability position was $64,926 and $128,238 as of December 31, 2021 and 2020, respectively. The Company had pledged collateral related to these derivatives of $10,309 and $7,181 as of December 31, 2021 and 2020, respectively, in the normal course of business. If the credit-risk-related contingent features were triggered on December 31, 2021 the fair value of assets that could be required to settle the derivatives in a net liability position was $54,617.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

At December 31, 2021 and 2020, the Company had pledged $10,309 and $7,181, respectively, of unrestricted cash collateral to counterparties in the normal course of business, while other counterparties had pledged $188,754 and $54,302 unrestricted cash and securities collateral to the Company to satisfy collateral netting arrangements, respectively.

At December 31, 2021 and 2020, the Company had pledged U.S. Treasury bills in the amount of $2,660 and $5,334, respectively, with a broker as collateral for futures contracts.

Types of derivative instruments and derivative strategies

Interest rate contracts

Cash flow hedges

Interest rate swap agreements are used to convert the interest rate on certain debt securities and debt obligations from a floating rate to a fixed rate.

Not designated as hedging instruments

The Company enters into certain transactions in which derivatives are hedging an economic risk but hedge accounting is either not elected or the transactions are not eligible for hedge accounting. These derivative instruments include: exchange-traded interest rate swap futures, OTC interest rate swaptions, OTC interest rate swaps, exchange-traded Eurodollar interest rate futures and treasury interest rate futures. Certain of the Company’s OTC derivatives are cleared and settled through a central clearing counterparty while others are bilateral contracts between the Company and a counterparty.

The derivative instruments mentioned above are economic hedges and used to manage risk. These transactions are used to offset changes in liabilities including those in variable annuity products, hedge the economic effect of a large increase in interest rates, manage the potential variability in future interest payments due to a change in credited interest rates and the related change in cash flows due to increased surrenders, and manage interest rate risks of forecasted acquisitions of bonds and forecasted liability pricing.

Foreign currency contracts

Cross-currency swaps and foreign currency forwards are used to manage the foreign currency exchange rate risk associated with investments denominated in other than U.S. dollars. The Company uses cross-currency swaps to convert interest and principal payments on foreign denominated debt instruments into U.S. dollars. Cross-currency swaps may be designated as cash flow hedges; however, some are not eligible for hedge accounting. The Company uses foreign currency forwards to reduce the risk of foreign currency exchange rate changes on proceeds received on sales of foreign denominated debt instruments; however, hedge accounting is not elected.

Equity contracts

The Company uses futures on equity indices to offset changes in GLWB liabilities; however, they are not eligible for hedge accounting.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The following tables summarize derivative financial instruments:

	December 31, 2021
	Notional amount	Net book/adjusted carrying value (1)	Fair value (2)
Hedge designation/derivative type:
Derivatives designated as hedges:
Cash flow hedges:
Interest rate swaps	$18,300	$—	$6,519
Cross-currency swaps	2,184,169	72,279	128,206
Total cash flow hedges	2,202,469	72,279	134,725

Derivatives not designated as hedges:
Interest rate swaps	891,019	1,766	1,759
Futures on equity indices	14,421	2,394	27
Interest rate futures	1,600	266	(2)
Interest rate swaptions	9,000	—	—
Cross-currency swaps	559,991	44,314	42,621
Foreign currency forwards	57,985	26	26
Total derivatives not designated as hedges	1,534,016	48,766	44,431
Total cash flow hedges, and derivatives not designated as hedges	$3,736,485	$121,045	$179,156

(1)	The book/adjusted carrying value excludes accrued income and expense. The book/adjusted carrying value of all derivatives in an asset position is reported within other invested assets and the book/adjusted carrying value of all derivatives in a liability position is reported within other liabilities in the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus.
(2)	The fair value includes accrued income and expense.

	December 31, 2020
	Notional amount	Net book/adjusted carrying value (1)	Fair value (2)
Hedge designation/derivative type:
Derivatives designated as hedges:
Cash flow hedges:
Interest rate swaps	$22,300	$—	$10,705
Cross-currency swaps	875,569	(4,071)	9,352
Total cash flow hedges	897,869	(4,071)	20,057

Derivatives not designated as hedges:
Interest rate swaps	1,040,944	11,326	11,449
Futures on equity indices	2,957	1,172	1
Interest rate futures	10,500	4,162	—
Interest rate swaptions	174,000	34	34
Cross-currency swaps	541,142	23,084	21,234
Foreign currency forwards	1,510,024	(26)	(26)
Total derivatives not designated as hedges	3,279,567	39,752	32,692
Total cash flow hedges and derivatives not designated as hedges	$4,177,436	$35,681	$52,749

(1)	The book/adjusted carrying value excludes accrued income and expense. The book/adjusted carrying value of all derivatives in an asset position is reported within other invested assets and the book/adjusted carrying value of all derivatives in a liability position is reported within other liabilities in the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus.
(2)	The fair value includes accrued income and expense.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The following table presents net unrealized gains/(losses) on derivatives not designated as hedging instruments as reported in the Statutory Statements of Changes in Capital and Surplus:

	Net unrealized gain (loss) on derivatives recognized in surplus
	Year Ended December 31,
	2021	2020	2019
Derivatives not designated as hedging instruments:
Interest rate swaps	$(7,646)	$7,306	13,954
Interest rate swaptions	403	180	123
Futures on equity indices	(306)	94	(241)
Interest rate futures	(21)	6	(132)
Cross-currency swaps	11,669	(3,975)	(8,396)
Foreign currency forwards	20	(20)	—
Total	$4,119	$3,591	$5,308

Securities lending

Securities with a cost or amortized cost of $121,754 and $199,546, and estimated fair values of $122,164 and $201,848 were on loan under the program at December 31, 2021 and 2020, respectively.

The following table summarizes securities on loan by category:

	December 31,		December 31,
	2021		2020
	Book/adjusted carrying value	Fair value	Book/adjusted carrying value	Fair value
Industrial and miscellaneous	$101,779	$102,189	$78,553	$80,855
U.S. government	19,975	19,975	120,993	120,993
	$121,754	$122,164	$199,546	$201,848

The Company’s securities lending agreements are open agreements meaning the borrower can return and the Company can recall the loaned securities at any time.

The Company received cash of $126,254 and $206,811 as collateral at December 31, 2021 and 2020, respectively. This cash was reinvested into money market funds and short-term repurchase agreements which are collateralized by U.S. government or U.S. government agency securities and mature in under 30 days.

Reverse repurchase agreements

The Company had short-term reverse repurchase agreements with book/adjusted carrying values of $0 and $2,900 at December 31, 2021 and December 31, 2020, respectively, with maturities of 2 days to 1 week. The fair value of securities acquired under the tri-party agreement and held on the Company’s behalf was $0 and $2,958 at December 31, 2021 and December 31, 2020, respectively.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Restricted assets

The following tables summarize investments on deposit or trust accounts controlled by various state insurance departments in accordance with statutory requirements as well as other deposits and collateral pledged by the Company:

	December 31, 2021
	Gross (Admitted & Non-admitted) Restricted									Percentage
Restricted Asset Category:	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total From Prior Year	Increase/ (Decrease)	Total Non-admitted Restricted	Total Admitted Restricted	Gross ( Admitted & Non-admitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Collateral held under security lending arrangements	$126,254	$—	$—	$—	$126,254	$206,811	$(80,557)	$—	$126,254	0.16%	0.17%
Subject to reverse repurchase agreements	—	—	—	—	—	2,900	(2,900)	—	—	0.00%	0.00%
FHLB capital stock	501	—	—	—	501	500	1	—	501	0.00%	0.00%
On deposit with states	4,246	—	—	—	4,246	4,264	(18)	—	4,246	0.01%	0.01%
On deposit with other regulatory bodies	529	—	—	—	529	554	(25)	—	529	0.00%	0.00%
Pledged as collateral not captured in other categories:
Futures margin deposits	2,660	—	817	—	3,477	6,745	(3,268)	—	3,477	0.01%	0.01%
Derivative cash collateral	10,309	—	724	—	11,033	7,452	3,581	—	11,033	0.01%	0.01%
Other restricted assets	1,132	—	—	—	1,132	1,175	(43)	—	1,132	0.00%	0.00%
Total Restricted Assets	$145,631	$—	$1,541	$—	$147,172	$230,401	$(83,229)	$—	$147,172	0.19%	0.20%

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

	December 31, 2020
	Gross (Admitted & Non-admitted) Restricted									Percentage
Restricted Asset Category:	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total From Prior Year	Increase/ (Decrease)	Total Non-admitted Restricted	Total Admitted Restricted	Gross (Admitted & Non-admitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Collateral held under security lending arrangements	$206,811	$—	$—	$—	$206,811	$303,282	$(96,471)	$—	$206,811	0.27%	0.28%
Subject to reverse repurchase agreements	2,900	—	—	—	2,900	3,300	(400)	—	2,900	0.00%	0.00%
FHLB Capital Stock	500	—	—	—	500	—	500	—	500	0.00%	0.00%
On deposit with states	4,264	—	—	—	4,264	4,294	(30)	—	4,264	0.01%	0.01%
On deposit with other regulatory bodies	554	—	—	—	554	579	(25)	—	554	0.00%	0.00%
Pledged as collateral not captured in other categories:
Futures margin deposits	5,334	—	1,411	—	6,745	2,330	4,415	—	6,745	0.01%	0.01%
Derivative cash collateral	7,181	—	271	—	7,452	5,022	2,430	—	7,452	0.01%	0.01%
Other restricted assets	1,175	—	—	—	1,175	1,218	(43)	—	1,175	0.00%	0.00%
Total Restricted Assets	$228,719	$—	$1,682	$—	$230,401	$320,025	$(89,624)	$—	$230,401	0.30%	0.31%

Net investment income

The following table summarizes net investment income:

	Years Ended December 31,
	2021	2020	2019
Bonds	$747,549	$474,967	$621,993
Preferred stock	4,249	3	—
Common stock	964	151	455
Mortgage loans	141,323	107,249	158,678
Real estate	31,241	28,964	27,577
Contract loans	186,842	197,843	200,298
Cash, cash equivalents and short-term investments	6,249	5,862	16,409
Derivative instruments	31,105	18,840	16,915
Other invested assets	181,987	155,506	121,675
Miscellaneous	8,619	5,303	4,462
Gross investment income	1,340,128	994,688	1,168,462
Expenses	(77,391)	(46,344)	(69,011)
Net investment income	$1,262,737	$948,344	$1,099,451

The amount of interest incurred and charged to investment expense during the years ended December 31, 2021, 2020 and 2019 was $40,395, $17,078 and $33,188, respectively.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The following table summarizes net realized capital gains (losses) on investments net of federal income tax and interest maintenance reserve transfer:

	Year Ended December 31,
	2021	2020	2019
Net realized capital (losses) gains, before federal income tax	$(55,369)	$59,961	$574,372
Less: Federal income tax (benefit) expense	(11,628)	12,592	120,618
Net realized capital (losses) gains, before IMR transfer	(43,741)	47,369	453,754
Net realized capital (losses) gains transferred to IMR, net of federal income tax (benefit) expense of ($12,531), $17,100 and $122,750, respectively	(47,140)	64,327	461,776
Net realized capital gains (losses), net of federal income tax (benefit) expense of $904, ($4,508) and ($2,133), respectively, and IMR transfer	$3,399	$(16,958)	$(8,022)

Interest maintenance reserve

The following table summarizes activity in the interest maintenance reserve:

Year Ended December 31,
2021
Reserve as of December 31, 2020	$678,773
Transferred into IMR, net of taxes	(47,140)
IMR reinsurance activity	(83,737)
Balance before amortization	547,896
Amortization released to Statement of Operations	(68,148)
Reserve as of December 31, 2021	$479,748

Concentrations

The Company had the following bond concentrations based on total invested assets:

	Concentration by type
	December 31,
	2021	2020
Industrial and miscellaneous	62%	58%

	Concentration by industry
	December 31,
	2021	2020
Financial services	15%	14%

Mortgage loans

The recorded investment of the commercial mortgage loan portfolio categorized as performing was $4,304,776 and $4,124,412, of which $1,526,655 and $1,634,389 were loan participation agreements as of December 31, 2021 and 2020, respectively. These mortgages were current as of December 31, 2021 and 2020.

The maximum lending rates for commercial mortgage loans originated during the years ended December 31, 2021 and 2020 were 3.70% and 3.50%, respectively. The minimum lending rates for commercial mortgage loans originated during the years ended December 31, 2021 and 2020 were 2.35% and 2.45%, respectively.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

During 2021 and 2020, the maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages, was 66% and 59%, respectively.

The balance in the commercial mortgage provision allowance was $745 as of December 31, 2021 and 2020. There was no provision activity for the years ended December 31, 2021 and 2020.

The following tables present concentrations of the total commercial mortgage portfolio:

	Concentration by type
	December 31,
	2021	2020
Multi-family	44%	49%
Industrial	28%	15%
Office	12%	13%
Retail	8%	13%
Other	8%	10%
	100%	100%

	Concentration by geographic area
	December 31,
	2021	2020
Pacific	33%	36%
East North Central	17%	17%
Other	14%	10%
South Atlantic	13%	13%
Middle Atlantic	9%	11%
West South Central	8%	7%
Mountain	6%	6%
	100%	100%

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

5. Fair Value Measurements

The following tables summarize the fair value hierarchy for all financial instruments and invested assets:

			Fair Value Measurements at Reporting Date
Type of financial instrument			December 31, 2021
Assets:	Aggregate fair value	Admitted assets and liabilities	(Level 1)	(Level 2)	(Level 3)	Net Asset Value (NAV)	Total (All Levels)
Bonds	$27,191,604	$26,797,337	$—	$27,187,217	$4,387	$—	$27,191,604
Preferred stock	118,140	116,878	—	118,140	—	—	118,140
Common stock	13,371	13,371	12,870	501	—	—	13,371
Mortgage loans	4,361,643	4,304,031	—	4,361,643	—	—	4,361,643
Real estate	227,899	40,192	—	—	227,899	—	227,899
Cash, cash equivalents and short-term investments	2,448,547	2,448,555	897,724	1,550,823	—	—	2,448,547
Contract loans	3,795,766	3,795,766	—	3,795,766	—	—	3,795,766
Other long-term invested assets	471,300	464,657	—	87,268	—	384,032	471,300
Securities lending reinvested collateral assets	126,254	126,254	60,128	66,126	—	—	126,254
Collateral under derivative counterparty collateral agreements	175,589	175,589	175,589	—	—	—	175,589
Other collateral	879	879	879	—	—	—	879
Receivable for securities	69,349	47,465	—	69,349	—	—	69,349
Derivative instruments	244,679	189,286	28	244,651	—	—	244,679
Separate account assets	29,319,856	29,244,525	15,180,322	13,825,444	—	314,090	29,319,856
Total assets	$68,564,876	$67,764,785	$16,327,540	$51,306,928	$232,286	$698,122	$68,564,876

Liabilities:
Deposit-type contracts	$6,466,358	$7,212,008	$—	$6,466,358	$—	$—	$6,466,358
Commercial paper	95,988	95,988	—	95,988	—	—	95,988
Payable under securities lending agreements	126,254	126,254	60,128	66,126	—	—	126,254
Collateral under derivative counterparty collateral agreements	165,280	165,280	165,280	—	—	—	165,280
Other collateral	879	879	879	—	—	—	879
Payable for securities	1,056,857	1,056,857	—	1,056,857	—	—	1,056,857
Derivative instruments	65,523	70,901	3	65,520	—	—	65,523
Separate account liabilities	2,238,160	2,238,160	41	2,238,119	—	—	2,238,160
Total liabilities	$10,215,299	$10,966,327	$226,331	$9,988,968	$—	$—	$10,215,299

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

			Fair Value Measurements at Reporting Date
Type of financial instrument			December 31, 2020
Assets:	Aggregate fair value	Admitted assets and liabilities	(Level 1)	(Level 2)	(Level 3)	Net Asset Value (NAV)	Total (All Levels)
Bonds	$26,874,302	$25,712,083	$—	$26,865,559	$8,743	$—	$26,874,302
Preferred Stock	119,684	119,687	—	119,684	—	—	119,684
Common Stock	20,240	20,240	19,740	500	—	—	20,240
Mortgage loans	4,263,386	4,123,666	—	4,263,386	—	—	4,263,386
Real estate	227,336	43,776	—	227,336	—	—	227,336
Cash, cash equivalents and short-term investments	3,470,912	3,470,914	2,612,741	858,171	—	—	3,470,912
Contract loans	3,874,206	3,874,206	—	3,874,206	—	—	3,874,206
Other long-term invested assets	244,393	235,484	—	93,637	—	150,756	244,393
Securities lending reinvested collateral assets	206,811	206,811	62,050	144,761	—	—	206,811
Collateral under derivative counterparty collateral agreements	43,689	43,689	43,689	—	—	—	43,689
Other collateral	1,130	1,130	1,130	—	—	—	1,130
Receivable for securities	87,076	84,973	—	87,076	—	—	87,076
Derivative instruments	180,996	160,628	10	180,986	—	—	180,996
Separate account assets	28,571,811	28,455,204	14,406,648	13,741,300	—	423,863	28,571,811
Total assets	$68,185,972	$66,552,491	$17,146,008	$50,456,602	$8,743	$574,619	$68,185,972

Liabilities:
Deposit-type contracts	$4,562,617	$5,215,962	$—	$4,562,617	$—	$—	$4,562,617
Commercial paper	98,983	98,983	—	98,983	—	—	98,983
Payable under securities lending agreements	206,811	206,811	62,050	144,761	—	—	206,811
Collateral under derivative counterparty collateral agreements	36,450	36,450	36,450	—	—	—	36,450
Other collateral	1,130	1,130	1,130	—	—	—	1,130
Payable for securities	1,277,598	1,277,598	—	1,277,598	—	—	1,277,598
Derivative instruments	128,246	130,281	8	128,238	—	—	128,246
Separate account liabilities	853,042	853,042	70	852,972	—	—	853,042
Total liabilities	$7,164,877	$7,820,257	$99,708	$7,065,169	$—	$—	$7,164,877

Bonds, preferred and common stock

The fair values for bonds, preferred and common stock are generally based upon evaluated prices from independent pricing services. In cases where these prices are not readily available, fair values are estimated by the Company. To determine estimated fair value for these instruments, the Company generally utilizes discounted cash flow models with market observable pricing inputs such as spreads, average life, and credit quality. Fair value estimates are made at a specific point in time, based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty.

Mortgage loans

Mortgage loan fair value estimates are generally based on discounted cash flows. A discount rate matrix is used where the discount rate valuing a specific mortgage generally corresponds to that mortgage’s remaining term and credit quality. Management believes the discount rate used is comparable to the credit, interest rate, term, servicing costs, and risks of loans similar to the portfolio loans that the Company would make today given its internal pricing strategy.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Real estate

The estimated fair value for real estate is based on the unadjusted appraised value which includes factors such as comparable property sales, property income analysis, and capitalization rates.

Cash, cash equivalents, short-term investments, collateral receivable and payable under securities lending agreements, receivable and payable for securities, and commercial paper

The amortized cost of cash, cash equivalents, short-term investments, collateral receivable and payable under securities lending agreements, receivable and payable for securities, and commercial paper is a reasonable estimate of fair value due to their short-term nature and the high credit quality of the issuers, counterparties and obligor. Cash equivalent investments also include money market funds that are valued using unadjusted quoted prices in active markets.

Contract loans

Policy loans are an integral part of the life insurance policies that the company has in force and cannot be valued separately. Contract loans are funds provided to contract holders in return for a claim on the contract. The funds provided are limited to the cash surrender value of the underlying contract. The nature of contract loans is to have a negligible default risk as the loans are fully collateralized by the value of the contract. Contract loans do not have a stated maturity and the balances and accrued interest are repaid either by the contract holder or with proceeds from the contract.

Other long-term invested assets

The fair values of other long-term invested assets are based on the specific asset type. Other invested assets that are held as bonds, such as surplus notes, are primarily valued the same as bonds.

Limited partnership interests represent the Company’s minority ownership interests in pooled investment funds. These funds employ varying investment strategies that primarily make private equity investments across diverse industries and geographical focuses. The net asset value, determined using the partnership financial statement reported capital account adjusted for other relevant information, which may impact the exit value of the investments, is used as a practical expedient to estimate fair value. Distributions by these investments are generated from investment gains, from operating income generated by the underlying investments of the funds and from liquidation of the underlying assets of the funds, which are estimated to be liquidated over the next one to 10 years. In the absence of permitted sales of its ownership interest, the Company will be redeemed out of the partnership interests through distributions.

Collateral under derivative counterparty collateral agreements and other collateral

Included in other assets is cash collateral received from or pledged to counterparties and included in other liabilities is the obligation to return the cash collateral to the counterparties. The carrying value of the collateral is a reasonable estimate of fair value.

Derivative instruments

The estimated fair values of OTC derivatives, primarily consisting of cross-currency swaps, foreign currency forwards, interest rate swaps and interest rate swaptions, are the estimated amount the Company would receive or pay to terminate the agreements at the end of each reporting period, taking into consideration current interest rates and other relevant factors.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Separate account assets and liabilities

Separate account assets and liabilities primarily include investments in mutual funds, unregistered funds, most of which are not subject to redemption restrictions, bonds, and short-term securities.  Mutual funds and unregistered funds are recorded at net asset value, which approximates fair value, on a daily basis. The bond and short-term investments are valued in the same manner, and using the same pricing sources and inputs as the bond and short-term investments of the Company.

Deposit-type contracts

Fair values for liabilities under deposit-type insurance contracts are estimated using discounted liability calculations, adjusted to approximate the effect of current market interest rates for the assets supporting the liabilities

Fair value hierarchy

The following tables present information about the Company’s financial assets and liabilities carried at fair value and indicates the fair value hierarchy of the valuation techniques utilized by the Company to determine such fair value:

	Fair Value Measurements at Reporting Date
	December 31, 2021
				Net Asset Value	Total
Assets:	(Level 1)	(Level 2)	(Level 3)	(NAV)	(All Levels)
Bonds
Hybrid securities	$—	$19,158	$—	$—	$19,158
Common stock
Mutual funds	10,295	—	—	—	10,295
Industrial and miscellaneous	2,575	—	—	—	2,575
Other invested assets
Limited partnerships	—	—	—	384,032	384,032
Industrial and miscellaneous	—	5,186	—	—	5,186
Derivatives
Interest rate swaps	—	47,520	—	—	47,520
Cross-currency swaps	—	48,855	—	—	48,855
Foreign currency forwards	—	620	—	—	620
Separate account assets (1)	15,151,260	12,562,894	—	314,090	28,028,244
Total assets at fair value/NAV	$15,164,130	$12,684,233	$—	$698,122	$28,546,485

Liabilities:
Derivatives
Interest rate swaps	$—	$45,761	$—	$—	$45,761
Cross-currency swaps	—	6,234	—	—	6,234
Foreign currency forwards	—	594	—	—	594
Separate account liabilities (1)	41	2,238,119	—	—	2,238,160
Total liabilities	$41	$2,290,708	$—	$—	$2,290,749

(1) Includes only separate account investments which are carried at the fair value of the underlying invested assets or liabilities owned by the separate accounts.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

	Fair Value Measurements at Reporting Date
	December 31, 2020
				Net Asset Value	Total
Assets:	(Level 1)	(Level 2)	(Level 3)	(NAV)	(All Levels)
Common stock
Mutual funds	$17,679	$—	$—	$—	$17,679
Industrial and miscellaneous	2,061	—	—	—	2,061
Other invested assets
Limited partnerships	—	—	—	150,756	150,756
Derivatives
Interest rate swaps	—	86,984	—	—	86,984
Cross-currency swaps	—	37,028	—	—	37,028
Interest rate swaptions	—	34	—	—	34
Foreign Currency forwards	—	2,670	—	—	2,670
Separate account assets (1)	14,351,361	12,467,593	—	423,863	27,242,817
Total assets	$14,371,101	$12,594,309	$—	$574,619	$27,540,029

Liabilities:
Derivatives
Interest rate swaps	$—	$75,535	$—	$—	$75,535
Cross-currency swaps	—	15,794	—	—	15,794
Foreign currency forwards	—	2,695	—	—	2,695
Separate account liabilities (1)	70	852,972	—	—	853,042
Total liabilities	$70	$946,996	$—	$—	$947,066

(1) Include only separate account investments which are carried at the fair value of the underlying invested assets or liabilities owned by the separate accounts.

6. Non-Admitted Assets

The following table summarizes the Company’s non-admitted assets:

	December 31, 2021			December 31, 2020
Type	Asset	Non- admitted asset	Admitted asset	Asset	Non- admitted asset	Admitted asset
Other invested assets	1,477,277	467,559	1,009,718	1,294,506	544,029	750,477
Deferred income taxes	425,707	403,243	22,464	457,205	331,246	125,959
Due from parent, subsidiaries and affiliate	158,986	67,398	91,588	155,676	61,092	94,584
Other assets	553,709	23,021	530,688	671,151	2,113	669,038
Furniture, fixtures and equipment	6,743	6,743	—	5,914	5,914	—
Reinsurance recoverable	214,843	2,986	211,857	80,435	186	80,249
Other prepaid assets	1,987	1,987	—	2,206	2,206	—
Premiums deferred and uncollected	16,191	89	16,102	16,338	82	16,256
Cash, cash equivalents and short-term investments	2,448,556	1	2,448,555	3,470,926	12	3,470,914

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The following table summarizes the Company’s aggregate Statement of Admitted Assets, Liabilities, Capital and Surplus values of all subsidiary, controlled and affiliated entities ("SCA"), except insurance SCA entities as follows:

	December 31, 2021			December 31, 2020
Type	Asset	Non- admitted asset	Admitted asset	Asset	Non- admitted asset	Admitted asset
Common stock	$13,600	$—	$13,600	$13,662	$—	$13,662
Other invested assets	776,585	467,559	309,026	813,421	544,029	269,392

7. Premiums Deferred and Uncollected

The following table summarizes the Company’s ordinary and group life insurance premiums and annuity considerations deferred and uncollected, both gross and net of loading:

	December 31, 2021		December 31, 2020
Type	Gross	Net of loading	Gross	Net of loading
Ordinary renewal business	$17,891	$16,102	$18,063	$16,256
Total	$17,891	$16,102	$18,063	$16,256

8. Business Combination and Goodwill

Goodwill that arises as a result of the acquisition of subsidiary limited liability companies is included in other invested assets in the accompanying Statutory Statement of Admitted Assets, Liabilities and Capital.

On August 29, 2014, the Company completed the acquisition of all of the voting equity interests in the J.P. Morgan Retirement Plan Services ("RPS") large-market recordkeeping business. This transaction was accounted for as a statutory purchase. Goodwill of $51,098 was recorded in other invested assets, which is being amortized over 10 years. At December 2021 and 2020, the Company has $0 and $0, respectively, of admitted goodwill related to this acquisition. During each of the years ended December 31, 2021, 2020 and 2019, the Company recorded $5,110, $5,110 and $5,109, respectively, of goodwill amortization related to this acquisition.

On August 17, 2020, the Company completed the acquisition of all of the voting equity interests in the Personal Capital Corporation, an industry-leading registered investment adviser and digital wealth manager. This transaction was accounted for as a statutory acquisition. Goodwill of $819,403 was recorded in other invested assets, which is being amortized over 10 years. At December 2021 and 2020, the Company has $266,751 and $277,474, respectively, of admitted goodwill related to this acquisition. During each of the years ended December 31, 2021, 2020 and 2019, the Company recorded $81,940, $27,313 and $0, respectively, of goodwill amortization related to this acquisition.

Purchased entity	Acquisition date	Cost of acquired entity	Original amount of admitted goodwill	Admitted goodwill as of December 31, 2021	Amount of goodwill amortized for the year ended December 31, 2021	Admitted goodwill as a % of SCA book/adjusted carrying value, gross of admitted goodwill
Retirement Plan Services	August 29, 2014	$64,169	$51,098	$—	$5,110	—%
Personal Capital Corporation	August 17, 2020	$854,190	$819,403	$266,751	$81,940	66.2%

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

9. Reinsurance

In the normal course of its business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding risks to other insurance enterprises under excess coverage and coinsurance contracts. The Company retains an initial maximum of $3,500 of coverage per individual life. This initial retention limit of $3,500 may increase due to automatic policy increases in coverage at a maximum rate of $175 per annum, with an overall maximum increase in coverage of $1,000. Effective June 1, 2019, all risks on non-participating policies within the above retention limits were ceded to Protective.

Ceded reinsurance contracts do not relieve the Company from its obligations to policyholders. The failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Additionally, Protective, which represents the Company's most significant ceded reinsurance relationship, is an authorized reinsurer and the Protective transaction is secured by assets held in a trust.

The Company assumes risk from approximately 40 insurers and reinsurers by participating in yearly renewable term and coinsurance pool agreements. When assuming risk, the Company seeks to generate revenue while maintaining reciprocal working relationships with these partners as they also seek to limit their exposure to loss on any single life.

Maximum capacity to be retained by the Company is dictated at the treaty level and is monitored annually to ensure the total risk retained on any one life is limited to a maximum retention of $4,500.

The Company did not have any write-offs for uncollectible reinsurance receivables during the years ended December 31, 2021, 2020 and 2019 for losses incurred, loss adjustment expenses incurred or premiums earned.

The Company does not have any uncollectible reinsurance, commutation of ceded reinsurance, or certified reinsurer downgraded of status subject to revocation.

On December 31, 2020 the Company completed the acquisition, via indemnity reinsurance, of the retirement services business of Massachusetts Mutual Life Insurance Company. The MassMutual transaction impacted the following financial statement lines, excluding the non-admitted deferred tax asset:

(In millions)
Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus	December 31,
2020
Admitted assets:
Cash and invested assets:
Bonds	$7,855
Preferred stock	120
Mortgage loans	1,634
Other invested assets	132
Total cash and invested assets	9,741

Investment income due and accrued	64
Funds held or deposited with reinsured companies	6,761
Other assets	129

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Total admitted assets	$16,695

(In millions)
December 31,
2020
Liabilities, capital and surplus:
Liabilities:
Aggregate reserves for life policies and contracts	$14,716
Liability for deposit-type contracts	3,183
Interest maintenance reserve	662
Other liabilities	113
Total liabilities	18,674

Capital and surplus:
Unassigned deficit	(1,979)
Total capital and surplus	(1,979)
Total liabilities, capital and surplus	$16,695

(In millions)
Statutory Statements of Operations	December 31,
2020
Income:
Premium income and annuity consideration	$15,567
Total income	15,567

Expenses:
Increase in aggregate reserves for life and accident and health policies and contracts	14,716
Total benefits	14,716
Commissions	2,168
Interest maintenance reserve reinsurance activity	662
Total benefit and expenses	17,546

Net loss from operations before federal income taxes	$(1,979)

At December 31, 2021 and 2020, the Company received capital contributions from GWLA Financial of approximately $1.2 billion and $2.8 billion, respectively, to finance acquisitions and related expenses (See additional details in Note 13).

The Company and an affiliate have engaged in a modified coinsurance (“Modco”) reinsurance agreement since 2018. The affiliate, Canada Life International Reinsurance Corporation Limited, novated the contract to Canada Life International Reinsurance (Barbados) Corporation (“CLIRBC”) and upon transfer, on December 31, 2020, increased the ceding percentage for this block of group annuity insurance policies from 40% to 90%. The Company has ceded modified coinsurance reserves of $11,144,992 and $11,884,164 as of December 31, 2021 and 2020, respectively. The reinsurance agreement is unlimited in duration. However, the Company may recapture the ceded reinsurance policies at any time by sending notice to the reinsurer at least 90 days prior to the

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

intended termination date. CLIRBC may only terminate the agreement if the Company is in material breach of the contract or fails to make contractual payments.

The Company and an affiliate have engaged in a modified coinsurance (“Modco”) reinsurance agreement since 2011. The affiliate, Canada Life International Reinsurance Corporation Limited, novated the contract to Canada Life International Reinsurance (Barbados) Corporation (“CLIRBC”). Per the terms of the agreement, the Company cedes 90% of its closed in-force block of participating life insurance policies. The Company has ceded modified coinsurance reserves of $5,865,988 and $6,030,358 as of December 31, 2021 and 2020, respectively. The reinsurance agreement is unlimited in duration. However, the Company may recapture the ceded reinsurance policies at any time by sending notice to the reinsurer at least 90 days prior to the intended termination date. CLIRBC may only terminate the agreement if the Company is in material breach of the contract or fails to make contractual payments.

10. Aggregate Reserves

Aggregate reserves are computed in accordance with the Commissioner’s Annuity Reserve Valuation Method (“CARVM”) and the Commissioner’s Reserve Valuation Method (“CRVM”), the standard statutory reserving methodologies.

The significant assumptions used to determine the liability for future life insurance benefits are as follows:

Interest	- Life Insurance	2.25% to 6.00%
	- Annuity Funds	1% to 11.25%
	- Disability	2.50% to 6.00%

Mortality	- Life Insurance	Various valuation tables, primarily including 1941, 1958, 1980 and 2001 Commissioners Standard Ordinary ("CSO") tables, and American Experience
	- Annuity Funds	Various annuity valuation tables, primarily including the GA 1951, 71, 83a and 2012 Individual Annuitant Mortality ("IAM"), Group Annuity Reserve ("GAR") 94, 1971 and 1983 Group Annuity Mortality ("GAM"), Annuity 2000, Group Annuity Reserving table ("1994-GAR"), and 2012 Individual Annuity Reserving table ("2012 IAR").
Morbidity	- Disability	1970 Intercompany DISA Group Disability Tables

The Company waives deduction of deferred fractional premiums upon the death of the insured. When surrender values exceed aggregate reserves, excess cash value reserves are held.

Policies issued at premium corresponding to ages higher than the true ages are valued at the rated-up ages. Policies providing for payment at death during certain periods of an amount less than the full amount of insurance, being policies subject to liens, are valued as if the full amount is payable without any deduction.

For policies issued with, or subsequently subject to, an extra premium payable annually, an extra reserve is held. The extra premium reserve is the unearned gross extra premium payable during the year if the policies are rated for reasons other than medical impairments. For medical impairments, the extra premium reserve is calculated as the excess of the reserve based on rated mortality over that based on standard mortality. All substandard annuities are valued at their true ages.

At December 31, 2021 and 2020, the Company had $2,635,152 and $3,766,969, respectively of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the Division.

Tabular interest, tabular interest on funds not involving life contingencies and tabular cost have been determined from the basic data for the calculation of aggregate reserves. Tabular less actual reserves released has been determined from basic data for the calculation of aggregate reserves and the actual reserves released.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The withdrawal characteristics of annuity reserves and deposit liabilities are as follows:

1.	Individual Annuities

	December 31, 2021
	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent of Total Gross
Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	$—	— %
At book value less current surrender charges of 5% or more	—	—	—	—	— %
At fair value	—	153,159	4,178,109	4,331,268	98.6%
Total with adjustment or at market value	—	153,159	4,178,109	4,331,268	98.6%
At book value without adjustment (minimal or no charge adjustment)	19,563	—	—	19,563	0.5%
Not subject to discretionary withdrawal	40,383	—	—	40,383	0.9%
Total gross	59,946	153,159	4,178,109	4,391,214	100.0%
Reinsurance ceded	59,341	—	—	59,341
Total, net	$605	$153,159	$4,178,109	$4,331,873

	December 31, 2020
	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent of Total Gross
Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	$—	— %
At book value less current surrender charges of 5% or more	—	—	—	—	— %
At fair value	—	164,914	3,936,323	4,101,237	98.3%
Total with adjustment or at market value	—	164,914	3,936,323	4,101,237	98.3%
At book value without adjustment (minimal or no charge adjustment)	21,045	—	—	21,045	0.5%
Not subject to discretionary withdrawal	50,062	—	—	50,062	1.2%
Total gross	71,107	164,914	3,936,323	4,172,344	100.0%
Reinsurance ceded	70,488	—	—	70,488
Total, net	$619	$164,914	$3,936,323	$4,101,856

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

2. Group Annuities

	December 31, 2021
	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent of Total Gross
Subject to discretionary withdrawal:
With market value adjustment	$11,460,512	$—	$—	$11,460,512	27.4%
At book value less current surrender charges of 5% or more	807,093	—	—	807,093	1.9%
At fair value	—	7,280,205	7,353,742	14,633,947	35.0%
Total with adjustment or at market value	12,267,605	7,280,205	7,353,742	26,901,552	64.3%
At book value without adjustment (minimal or no charge adjustment)	2,114,093	—	—	2,114,093	5.0%
Not subject to discretionary withdrawal	12,860,521	—	—	12,860,521	30.7%
Total gross	27,242,219	7,280,205	7,353,742	41,876,166	100.0%
Reinsurance ceded	1,058	—	—	1,058
Total, net	$27,241,161	$7,280,205	$7,353,742	$41,875,108

	December 31, 2020
	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent of Total Gross
Subject to discretionary withdrawal:
With market value adjustment	$13,508,897	$—	$—	$13,508,897	30.3%
At book value less current surrender charges of 5% or more	820,107	—	—	820,107	1.8%
At fair value	—	7,620,375	7,581,397	15,201,772	34.2%
Total with adjustment or at market value	14,329,004	7,620,375	7,581,397	29,530,776	66.3%
At book value without adjustment (minimal or no charge adjustment)	1,782,149	—	—	1,782,149	4.0%
Not subject to discretionary withdrawal	13,250,910	—	—	13,250,910	29.7%
Total gross	29,362,063	7,620,375	7,581,397	44,563,835	100.0%
Reinsurance ceded	—	—	—	—
Total, net	$29,362,063	$7,620,375	$7,581,397	$44,563,835

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

3. Deposit-type Contracts

	December 31, 2021
	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent of Total Gross
Subject to discretionary withdrawal:
With market value adjustment	$27,184	$—	$—	$27,184	0.4%
At book value less current surrender charges of 5% or more	—	—	—	—	— %
At fair value	2,578,967	—	—	2,578,967	35.7%
Total with adjustment or at market value	2,606,151	—	—	2,606,151	36.1%
At book value without adjustment (minimal or no charge adjustment)	371,896	—	—	371,896	5.1%
Not subject to discretionary withdrawal	4,248,545	—	—	4,248,545	58.8%
Total gross	7,226,592	—	—	7,226,592	100.0%
Reinsurance ceded	14,584	—	—	14,584
Total, net	$7,212,008	$—	$—	$7,212,008

	December 31, 2020
	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent of Total Gross
Subject to discretionary withdrawal:
With market value adjustment	$25,343	$—	$—	$25,343	0.5%
At book value less current surrender charges of 5% or more	—	—	—	—	— %
At fair value	2,558,655	—	—	2,558,655	49.0%
Total with adjustment or at market value	2,583,998	—	—	2,583,998	49.5%
At book value without adjustment (minimal or no charge adjustment)	670,240	—	—	670,240	12.8%
Not subject to discretionary withdrawal	1,965,960	—	—	1,965,960	37.7%
Total gross	5,220,198	—	—	5,220,198	100.0%
Reinsurance ceded	4,236	—	—	4,236
Total, net	$5,215,962	$—	$—	$5,215,962

Annuity actuarial reserves, deposit-type contract funds and other liabilities without life or disability contingencies at December 31, were as follows:

	2021	2020
General Account:
Annuities	$27,241,036	$29,361,906
Supplementary contracts with Life	730	776
Deposit-type contracts	7,212,008	5,215,962
Subtotal	34,453,774	34,578,644

Separate Account:
Annuities (excluding supplementary contracts)	18,965,215	19,303,009
Total	$53,418,989	$53,881,653

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The withdrawal characteristics of life reserves are as follows:

	December 31, 2021
	General Account			Separate Account - Nonguaranteed
Subject to discretionary withdrawal, surrender values, or policy loans:	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Universal life	$6,585,235	$6,940,779	$6,974,327	$—	$—	$—
Other permanent cash value life insurance	—	6,642,809	6,946,798	—	—	—
Variable universal life	282,479	287,596	287,646	7,942,591	7,942,591	7,942,591

Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	N/A	N/A	139,533	—	—	—
Accidental death benefits	N/A	N/A	454	—	—	—
Disability - active lives	N/A	N/A	1,055	—	—	—
Disability - disabled lives	N/A	N/A	109,978	—	—	—
Miscellaneous reserves	N/A	N/A	22,085	—	—	—
Total, gross	6,867,714	13,871,184	14,481,876	7,942,591	7,942,591	7,942,591
Reinsurance ceded	6,867,714	7,638,921	7,940,681	—	—	—
Total, net of reinsurance ceded	$—	$6,232,263	$6,541,195	$7,942,591	$7,942,591	$7,942,591

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

	December 31, 2020
	General Account			Separate Account - Nonguaranteed
Subject to discretionary withdrawal, surrender values, or policy loans:	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Universal life	$6,603,854	$6,920,255	$6,952,077	$—	$—	$—
Other permanent cash value life insurance	—	6,845,366	7,160,342	—	—	—
Variable universal life	274,843	279,968	280,000	7,579,331	7,579,331	7,579,331

Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	N/A	N/A	151,345	—	—	—
Accidental death benefits	N/A	N/A	466	—	—	—
Disability - active lives	N/A	N/A	1,093	—	—	—
Disability - disabled lives	N/A	N/A	117,509	—	—	—
Miscellaneous reserves	N/A	N/A	28,188	—	—	—
Total, gross	6,878,697	14,045,589	14,691,020	7,579,331	7,579,331	7,579,331
Reinsurance ceded	6,878,697	7,643,139	7,966,585	7,579,331	7,579,331	7,579,331
Total, net of reinsurance ceded	$—	$6,402,450	6,724,435	$—	$—	$—

Life actuarial reserves at December 31, were as follows:

	2021	2020
General Account:
Life insurance	$6,526,970	$6,708,570
Accidental death benefits	60	61
Active lives	322	329
Disability - disabled lives	1,706	1,706
Miscellaneous reserves	12,137	13,769
Total	$6,541,195	$6,724,435

11. Commercial Paper

The Company has a commercial paper program that is partially supported by a $50,000 credit facility agreement. The commercial paper has been given a rating of A-1+ by Standard & Poor’s Ratings Services and a rating of P-1 by Moody’s Investors Service, each being the highest rating available. The Company's issuance of commercial paper is not used to fund daily operations and does not have a significant impact on the Company's liquidity.

The following table provides information regarding the Company’s commercial paper program:

	December 31,
	2021	2020
Face value	$95,988	$98,983
Carrying value	$95,988	$98,983
Interest expense paid	$227	$1,007
Effective interest rate	0.17% - 0.20%	0.22% - 0.27%
Maturity range (days)	24 - 28	21 - 26

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

12. Separate Accounts

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and/or transactions. The Company reported assets and liabilities from the following product lines into a separate account:

•	Individual Annuity Product

•	Group Annuity Product

•	Variable Life Insurance Product

•	Hybrid Ordinary Life Insurance Product

•	Individual Indexed-Linked Annuity Product

In accordance with the domiciliary state procedures for approving items within the separate account, the separate account classification of the following items are supported by Colorado Insurance Code Section 10-7-402:

•	Individual Annuity

•	Group Annuity

•	Variable Life Insurance Product

The following items are supported by direct approval by the Commissioner:

•	Hybrid Ordinary Life Insurance Product

•	Group Annuity - Custom Stable Value Asset Funds

•	Variable Life Insurance Product

•	Individual Indexed-Linked Annuity Product

The Company’s separate accounts invest in shares of Great-West Funds, Inc. and Putnam Funds, open-end management investment companies, which are affiliates of the Company, and shares of other non-affiliated mutual funds and government and corporate bonds.

Some assets within each of the Company’s separate accounts are considered legally insulated whereas others are not legally insulated from the general account. The legal insulation of the separate accounts prevents such assets from being generally available to satisfy claims resulting from the general account.

At December 31, 2021 and 2020, the Company’s separate account assets that are legally insulated from the general account claims are $29,230,733 and $28,447,693.

As of December 31, 2021, and 2020, $12,173,077 and $11,612,824, respectively, of separate account reserves were ceded under modified coinsurance to Protective. While the Company holds the respective asset and liability under the modified coinsurance agreement, the economics are ceded to Protective, resulting in no impact to net income.

As of December 31, 2021, and 2020, $60,797,874 and $61,774,539, respectively, of separate account reserves were acquired under modified coinsurance from MassMutual. While MassMutual holds the respective asset and liability under the modified coinsurance agreement, the economics are assumed by the Company.

Some separate account liabilities are guaranteed by the general account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account. To compensate the general account for the risk taken, the separate account has paid risk charges of $10,723, $11,325, $11,649, $11,608 and $12,581 for the years ended December 31, 2021, 2020, 2019, 2018 and 2017,

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

respectively. No separate account guarantees were paid by the general account for the years ending December 31, 2021, 2020, 2019, 2018 and 2017, respectively.

Separate accounts with guarantees

The Government Guaranteed Funds are separate accounts investing in fixed income securities backed by the credit of the U.S. Government, its agencies or its instrumentalities.

The Stable Asset Funds invest in investment-grade corporate bonds in addition to the above mentioned securities.

The Company also has separate accounts comprised of assets underlying variable universal life policies issued privately to accredited investors. The accounts invest in investment grade fixed income securities.

The Individual Indexed-Linked Annuity Product provides returns based on the performance of one or more indices and invests in fixed income securities. The returns from these securities are invested in derivative instruments which mimic the returns of select indices. There is also a return of premium death benefit guarantee to policyholders.

The Government Guaranteed Funds and Stable Asset Funds have a guaranteed minimum crediting rate of at least 0%. All of the above separate accounts provide a book value guarantee. Some of them also provide a death benefit of the greater of account balance or premium paid.

Distributions to a participant are based on the participant’s account balance and are permitted for the purpose of paying a benefit to a participant. Distributions for purposes other than paying a benefit to a participant may be restricted. Participants’ distributions are based on the amount of their account balance, whereas, distributions as a result of termination of the group annuity contract are based on net assets attributable to the contract and can be made to the group through (1) transfer of the underlying securities and any remaining cash balance, or (2) transfer of the cash balance after sale of the Fund’s securities.

Most guaranteed separate account assets and related liabilities are carried at fair value. Certain separate account assets are carried at book value based on the prescribed deviation from the Division.

Non-guaranteed separate accounts

The non-guaranteed separate accounts include unit investment trusts or series accounts that invest in diversified open-end management investment companies. These separate account assets and related liabilities are carried at fair value.

The investments in shares are valued at the closing net asset value as determined by the appropriate fund/portfolio at the end of each day. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative. Some of the separate accounts provide an incidental death benefit of the greater of the policyholder's account balance or premium paid and some provide an incidental annual withdrawal benefit for the life of the policyholder. Certain contracts contain provisions relating to a contingent deferred sales charge. In such contracts, charges will be made for total or partial surrender of a participant annuity account in excess of the “free amount” before the retirement date by a deduction from a participant’s account. The “free amount” is an amount equal to 10% of the participant account value at December 31 of the calendar year prior to the partial or total surrender.

The following tables provide information regarding the Company's separate accounts:

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

	Year Ended December 31, 2021
	Non-indexed guaranteed less than/equal to 4%	Non-guaranteed separate account	Total

Premiums, considerations or deposits	$343,874	$716,687	$1,060,561

Reserves
For accounts with assets at:
Fair value	$8,020,705	$17,635,514	$25,656,219
Amortized cost	1,193,204	—	1,193,204
Total reserves	$9,213,909	$17,635,514	$26,849,423

By withdrawal characteristics:
At fair value	$8,020,705	$17,635,514	$25,656,219
At book value without fair value adjustment and with current surrender charge less than 5%	1,193,204	—	1,193,204
Total subject to discretionary withdrawals	$9,213,909	$17,635,514	$26,849,423

	Year Ended December 31, 2020
	Non-indexed guaranteed less than/equal to 4%	Non-guaranteed separate account	Total
Premiums, considerations or deposits	$403,703	$949,333	$1,353,036

Reserves
For accounts with assets at:
Fair value	$8,767,847	$16,897,365	$25,665,212
Amortized cost	1,187,709	—	1,187,709
Total reserves	$9,955,556	$16,897,365	$26,852,921

By withdrawal characteristics:
At fair value	$8,767,847	$16,897,365	$25,665,212
At book value without fair value adjustment and with current surrender charge less than 5%	1,187,709	—	1,187,709
Total subject to discretionary withdrawals	$9,955,556	$16,897,365	$26,852,921

A reconciliation of the amounts transferred to and from the separate accounts is presented below:

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

	Year Ended December 31,
	2021	2020	2019
Transfers as reported in the Summary of Operations of the separate account statement:
Transfers to separate accounts	$1,060,561	$1,353,036	$1,803,334
Transfers from separate accounts	(2,907,674)	(1,759,730)	(4,226,616)
Net transfers from separate accounts	(1,847,113)	(406,694)	(2,423,282)
Reconciling adjustments:
Net transfer of reserves to separate accounts	473,021	(412,121)	1,203,800
Miscellaneous other	281	(1,137)	836
CARVM allowance reinsured	(15,221)	(8,545)	70,071
Reinsurance	(6,746,815)	19,469	(179,568)
Net transfers as reported in the Statements of Operations	$(8,135,847)	$(809,028)	$(1,328,143)

13. Capital and Surplus, Dividend Restrictions, and Other Matters

The payment of principal and interest under all surplus notes can be made only with prior written approval of the Commissioner of Insurance of the State of Colorado. Such payments are payable only out of surplus funds of the Company and only if at the time of such payment, and after giving effect to the making thereof, the financial condition of the Company is such that its surplus would not fall below two and one-half times the authorized control level as required by the most recent risk-based capital calculations.

On November 15, 2004, the Company issued a surplus note in the face amount of $195,000 to GWL&A Financial. The proceeds were used to redeem a $175,000 surplus note issued May 4, 1999 and for general corporate purposes. The surplus note bears interest at the rate of 6.675% and was due November 14, 2034. On December 9, 2019 the Company used proceeds from the ceding commission earned on the Protective transaction to redeem the surplus note balance in full. The carrying amount of the surplus note was $0 and $0 at December 31, 2021 and 2020, respectively. Interest paid on the note was $0, $0 and $13,016 for the years ended December 31, 2021, 2020 and 2019, respectively, bringing total interest paid from inception to December 31, 2021 to $195,243.

On December 29, 2017, the Company issued a surplus note in the face amount and carrying amount of $12,000 to GWL&A Financial Inc. The proceeds were used for general corporate purposes. The surplus note bears an interest rate of 3.5% per annum. The note matures of December 29, 2027. Interest paid on the note during 2021, 2020 and 2019 amounted to $420, $420 and $420, respectively, bringing total interest paid from inception to December 31, 2021 to $1,682. The amount of unapproved principal and interest was $0 at December 31, 2021.

On May 17, 2018, the Company issued a surplus note in the face amount and carrying amount of $346,218 to GWL&A Financial Inc. The proceeds were used to redeem the $333,400 surplus note issued in 2006 and for general corporate purposes. The surplus note bears an interest rate of 4.881% per annum. The note matures on May 17, 2048. Interest paid on the note during 2021, 2020, and 2019 amounted to $16,899, $16,899 and $16,899, respectively, bringing total interest paid from inception to December 31, 2020 to $61,212.The amount of unapproved principal and interest was $0 at December 31, 2021.

In the first quarter of 2018, the Company realized a $39,921 after tax gain on an interest rate swap that hedged the existing $333,400 surplus note. The Company adjusted the basis of the hedged item, in this case the surplus note, for the amount of the after tax gain. Further, the Company accounted for the redemption of the $333,400 surplus note and the issuance of the $346,218 surplus note in the second quarter as debt modification instead of debt extinguishment. Therefore, the after tax swap gain will be amortized into income over the 30 year life of the new surplus note. Amortization of the gain during 2021, 2020 and 2019

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

amounted to $1,331, $1,331 and $1,330, respectively bringing the total amortization from inception to December 31, 2021 amounted to $4,990, leaving an unamortized balance of $34,931 in surplus as part of the surplus note amounts.

On August 12, 2020, the Company issued a surplus note in the face amount and carrying amount of $527,500 to GWL&A Financial Inc. The proceeds were used to finance the Personal Capital transaction. The surplus note bears an interest rate of 1.260% per annum. The note matures on August 12, 2025. Interest paid on the note during 2021 and 2020 amounted to $6,647 and $0, respectively, bringing total interest paid from inception to December 31, 2021 to $6,647. The amount of unapproved principal and interest were $0 at December 31, 2021.

As of the fourth quarter of 2020, the Company had received capital contributions of $3.1 billion from GWL&A Financial Inc. The proceeds were used to finance the Personal Capital and MassMutual transactions.

On August 26, 2021, the Company issued a surplus note in the face amount and carrying amount of $1,192,007 to GWL&A Financial Inc. The proceeds are anticipated to be used to partially fund the acquisition of certain businesses from Prudential Financial, Inc. The note matures on December 31, 2051. The surplus note bears an interest rate of 4.2% per annum until December 31, 2026. Starting on December 31, 2026 and on every fifth anniversary of such date thereafter, the interest rate on the note is reset to rate equal to the five-year U.S. Treasury Rate plus 3.4%. Interest paid on the note during 2021 amounted to $17,557, bringing total interest paid at December 31, 2021 to $17,557. The amount of unapproved principal and interest was $0 at December 31, 2021.

As an insurance company domiciled in the State of Colorado, the Company is required to maintain a minimum of $2,000 of capital and surplus. In addition, the maximum amount of dividends which can be paid to stockholders by insurance companies domiciled in the State of Colorado, without prior approval of the Insurance Commissioner, is subject to restrictions relating to statutory capital and surplus and statutory net gain from operations. The Company may pay an amount less than $291,937 of dividends during the year ended December 31, 2022, without the prior approval of the Colorado Insurance Commissioner. Prior to any payment of dividends, the Company provides notice to the Colorado Insurance Commissioner. Dividends are non-cumulative and paid as determined by the Board of Directors, subject to the limitations described above. During the years ended December 31, 2021, 2020 and 2019 the Company paid dividends to GWL&A Financial Inc, totaling $506,000, $357,752, and $639,801, respectively.

The portion of unassigned deficit (surplus) represented or (reduced) by each of the following items is:

	December 31,
	2021	2020
Unrealized (losses) gains	(139,137)	(76,064)
Non-admitted assets	(973,028)	(946,880)
Surplus as regards reinsurance	370,205	454,045
Asset valuation reserve	(236,291)	(202,003)
Separate accounts	(1,504)	(1,504)
Total unassigned deficit	$(979,755)	$(772,406)

Risk-based capital ("RBC") is a regulatory tool for measuring the minimum amount of capital appropriate for a life, accident and health organization to support its overall business operations in consideration of its size and risk profile. The Division requires the Company to maintain minimum capital and surplus equal to the company action level as calculated in the RBC model. The Company exceeds the required amount.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

14. Federal Income Taxes

The following table presents the components of the net admitted deferred tax asset:

	December 31, 2021			December 31, 2020			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross deferred tax assets	$461,912	$—	$461,912	$481,393	$—	$481,393	$(19,481)	$—	$(19,481)
Valuation allowance adjustment	—	—	—	—	—	—	—	—	—
Adjusted gross deferred tax asset	461,912	—	461,912	481,393	—	481,393	(19,481)	—	(19,481)
Deferred tax assets non-admitted	(403,242)	—	(403,242)	(340,176)	8,930	(331,246)	(63,066)	(8,930)	(71,996)
Net admitted deferred tax asset	58,670	—	58,670	141,217	8,930	150,147	(82,547)	(8,930)	(91,477)
Gross deferred tax liabilities	(23,993)	(12,213)	(36,206)	(15,258)	(8,930)	(24,188)	(8,735)	(3,283)	(12,018)
Net admitted deferred tax asset	$34,677	$(12,213)	$22,464	$125,959	$—	$125,959	$(91,282)	$(12,213)	$(103,495)

The Company admits deferred tax assets pursuant to paragraphs 11.a, 11.b.i, 11.b.ii, and 11.c, in SSAP No. 101. The following table presents the amount of deferred tax asset admitted under each component of SSAP No. 101:

	December 31, 2021			December 31, 2020			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
(a) Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—	$—	$—	$—	$—	$—	$—
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (lesser of (i) and (ii) below)	22,464	—	22,464	125,959	—	125,959	(103,495)	—	(103,495)
(i) Adjusted gross deferred tax assets expected to be realized following the balance sheet date	22,464	—	22,464	125,959	—	125,959	(103,495)	—	(103,495)
(ii) Adjusted gross deferred tax assets expected allowed per limitation threshold	—	—	433,977	—	—	304,773	—	—	129,204
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	36,206	—	36,206	15,258	8,930	24,188	20,948	(8,930)	12,018
Total deferred tax assets admitted as a result of the application of SSAP No. 101	$58,670	$—	$58,670	$141,217	$8,930	$150,147	$(82,547)	$(8,930)	$(91,477)

The following table presents the threshold limitations utilized in the admissibility of deferred tax assets under paragraph 11.b of SSAP No. 101:

	2021	2020
Ratio percentage used to determine recovery period and threshold limitation amount	1,325.36%	918.28%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$2,893,182	$2,031,818

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The following table presents the impact of tax planning strategies:

	December 31, 2021		December 31, 2020		Change
	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Adjusted gross deferred tax asset	$461,912	$—	$481,393	$—	$(19,481)	$—
% of adjusted gross deferred tax asset by character attributable to tax planning strategies	—%	—%	—%	—%	—%	—%
Net admitted adjusted gross deferred tax assets	$58,670	$—	$141,217	$8,930	$(82,547)	$(8,930)
% of net admitted adjusted gross deferred tax asset by character attributable to tax planning strategies	—%	—%	—%	—%	—%	—%

The Company’s tax planning strategies do not include the use of reinsurance.

There are no temporary differences for which deferred tax liabilities are not recognized.

The components of current income taxes incurred include the following:

	Year Ended December 31,
	2021	2020	Change
Current income tax	$22,402	$(20,260)	$42,662
Federal income tax on net capital gains	(11,628)	12,592	(24,220)
Total	$10,774	$(7,668)	$18,442

	Year Ended December 31,
	2020	2019	Change
Current income tax	$(20,260)	$(98,474)	$78,214
Federal income tax on net capital gains	12,592	120,618	(108,026)
Total	$(7,668)	$22,144	$(29,812)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The tax effects of temporary differences, which give rise to the deferred income tax assets and liabilities are as follows:

	December 31,
Deferred income tax assets:	2021	2020	Change
Ordinary:
Reserves	$38,493	$38,987	$(494)
Investments	2,046	1,784	262
Pension accrual	—	11	(11)
Provision for dividends	9	2,168	(2,159)
Fixed assets	1,887	1,792	95
Compensation and benefit accrual	28,400	20,843	7,557
Receivables - non-admitted	19,162	13,737	5,425
Tax credit carryforward	138,406	111,979	26,427
Intangible	212,397	270,929	(58,532)
Other	21,112	19,163	1,949
Total ordinary gross deferred tax assets	461,912	481,393	(19,481)
Valuation allowance adjustment	—	—	—
Total adjusted ordinary gross deferred tax assets	461,912	481,393	(19,481)
Non-admitted ordinary deferred tax assets	(403,242)	(340,176)	(63,066)
Admitted ordinary deferred tax assets	58,670	141,217	(82,547)
Capital:			—
Investments	—	—	—
Total capital gross deferred tax assets	—	—	—
Valuation allowance adjustment	—	—	—
Total adjusted gross capital deferred tax assets	—	—	—
Non-admitted capital deferred tax assets	—	8,930	(8,930)
Admitted capital deferred tax assets	—	8,930	(8,930)
Total admitted deferred tax assets	$58,670	$150,147	$(91,477)

Deferred income tax liabilities:
Ordinary:
Investments	$(7,357)	$(547)	$(6,810)
Premium receivable	(3,381)	(3,414)	33
Policyholder reserves	(8,424)	(10,931)	2,507
Experience refunds	—	—	—
Other	(4,831)	(366)	(4,465)
Total ordinary deferred tax liabilities	(23,993)	(15,258)	(8,735)

Capital
Investments	$(12,213)	$(8,930)	$(3,283)
Total capital deferred tax liabilities	(12,213)	(8,930)	(3,283)

Total deferred tax liabilities	$(36,206)	$(24,188)	$(12,018)

Net admitted deferred income tax asset	$22,464	$125,959	$(103,495)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The change in deferred income taxes reported in surplus before consideration of non-admitted assets is comprised of the following components:

	December 31,
	2021	2020	Change
Total deferred income tax assets	$461,912	$481,393	$(19,481)
Total deferred income tax liabilities	(36,206)	(24,188)	(12,018)
Net deferred income tax asset	$425,706	$457,205	(31,499)
Tax effect of unrealized capital gains (losses)			7,717
Other surplus			280
Change in net deferred income tax			$(23,502)

	December 31,
	2020	2019	Change
Total deferred income tax assets	$481,393	$224,934	$256,459
Total deferred income tax liabilities	(24,188)	(19,678)	(4,510)
Net deferred income tax asset	$457,205	$205,256	251,949
Tax effect of unrealized capital gains (losses)			5,187
Other surplus			(422)
Change in net deferred income tax			$256,714

The provision for federal income taxes and change in deferred income taxes differ from that which would be obtained by applying the statutory federal income tax rate of 21% to income before income taxes. The significant items causing this difference are as follows:

	December 31,
	2021	2020	2019
Income tax expense at statutory rate	$66,774	$(356,646)	$61,396
Earnings from subsidiaries	(31,726)	(30,013)	(22,849)
Tax exempt investment income	(4,430)	—	—
Ceding commission from Protective, net of transaction expenses	(17,606)	(17,540)	112,889
Dividend received deduction	(4,751)	(5,553)	(6,161)
Tax adjustment for interest maintenance reserve	(31,757)	130,717	(1,739)
Interest maintenance reserve release on Protective transaction	—	—	(107,527)
Prior year adjustment	101	552	(1,695)
Non-deductible Personal Capital contingent consideration	12,986	—	—
Statutory purchase accounting adjustment	65,891	—	—
Tax effect on non-admitted assets	(5,382)	4,884	3,425
Tax credits	(1,419)	(2,963)	(3,660)
Income tax on realized capital gain (loss)	(11,627)	12,592	120,618
Tax contingency	(1,926)	931	1,129
Other	(852)	(1,343)	(4,282)
Total	$34,276	$(264,382)	$151,544

	2021	2020	2019
Federal income taxes incurred	$10,774	$(7,668)	$22,144
Change in net deferred income taxes	23,502	(256,714)	129,400
Total income taxes	$34,276	$(264,382)	$151,544

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

As of December 31, 2021, the Company had no operating loss carryforwards.

As of December 31, 2021, the Company has Guaranteed Federal Low Income Housing tax credit carryforwards of $138,406. These credits will begin to expire in 2031.

As of December 31, 2021, the Company has foreign tax credit carryforwards of $0.

The following are income taxes incurred in prior years that will be available for recoupment in the event of future net losses:

Year Ended December 31, 2021	$—
Year Ended December 31, 2020	20,366
Year Ended December 31, 2019	132,977

The Company has no deposits admitted under Section 6603 of the Internal Revenue Code.

The Company’s federal income tax return is consolidated with the following entities (the “U.S. Consolidated Group”):

Great-West Lifeco U.S. LLC

GWFS Equities, Inc.

GWL&A Financial Inc.

Great-West Life & Annuity Insurance Company of South Carolina

Great-West Life & Annuity Insurance Company of New York

Putnam Investments, LLC

Putnam Acquisition Financing, Inc.

Putnam Retail Management, LP

Putnam Retail Management GP, Inc.

Putnam Investor Services, Inc.

PanAgora Holdings, Inc

PanAgora Asset Management, Inc.

Putnam Advisory Holdings, LLC

Putnam Advisory Holdings II, LLC

Empower Retirement, LLC

Advised Assets Group, LLC

Great-West Trust Company, LLC

Great-West Capital Management, LLC

Personal Capital Corporation

Personal Capital Advisors Corporation

Personal Capital Services Corporation

Personal Capital Technology Corporation

The Company, GWL&A NY and GWSC (“GWLA Subgroup”) are life insurance companies who form a life subgroup under the consolidated return regulations. These regulations determine whether the taxable income or losses of this subgroup may offset or be offset with the taxable income or losses of other non-life entities.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The GWLA Subgroup accounts for income taxes on the modified separate return method on each of their separate company, statutory financial statements. Under this method, current and deferred tax expense or benefit is determined on a standalone basis; however the Company also considers taxable income or losses from other members of the GWLA Subgroup when determining its deferred tax assets and liabilities, and in evaluating the realizability of its deferred tax assets.

The method of settling income tax payables and receivables (“Tax Sharing Agreement”) among the U.S. consolidated group is subject to a written agreement approved by the Board of Directors, whereby settlement is made on a separate return basis (i.e., the amount that would be due to or from a jurisdiction had an actual separate return been filed) except for the current utilization of any net operating losses and other tax attributes by members of the U.S. Consolidated Group, which can lead to receiving a payment when none would be received from the jurisdiction had a real separate tax return been required. The GWLA Subgroup has a policy of settling intercompany balances as soon as practical after the filing of the federal consolidated return or receipt of the income tax refund from the Internal Revenue Service (“I.R.S.”).

The Company determines income tax contingencies in accordance with Statement of Statutory Accounting Principles No. 5R, Liabilities, Contingencies and Impairments of Assets (“SSAP No. 5R”) as modified by SSAP No. 101. As of December 31, 2021 the amount of tax contingencies computed in accordance with SSAP No. 5R is $0, with the exception of interest and penalties. The Company does not expect a significant increase in tax contingencies within the 12 month period following the balance sheet date.

The Company recognizes accrued interest and penalties related to tax contingencies in current income tax expense. During the years ended December 31, 2021 and 2020, the Company recognized approximately $(1,926) and $931 of expense from interest and penalties related to the uncertain tax positions. The Company had $448 and $2,374 accrued for the payment of interest and penalties at December 31, 2021 and 2020, respectively.

The Company files income tax returns in the U.S. federal jurisdiction and various states. The Parent's U.S. federal and state tax filings are subject to adjustment or examination by the relevant tax authorities for tax years ending December 31, 2007 and thereafter. The Company does not expect significant increases or decreases to unrecognized tax benefits to federal, state or local audits.

The Company does not have any foreign operations as of the periods ended December 31, 2021 and December 31, 2020 and therefore is not subject to the tax on Global Intangible Low-Taxed Income.

15. Employee Benefit Plans

Post-Retirement Medical and Supplemental Executive Retirement Plans

Previously, the Company sponsored an unfunded Post-Retirement Medical Plan (the “Medical Plan”) that provided health benefits to retired employees who are not Medicare eligible. The Medical Plan is contributory and contains other cost sharing features which may be adjusted annually for the expected general inflation rate. The Company’s policy is to fund the cost of the Medical Plan benefits in amounts determined at the discretion of management. Effective January 1, 2020, the Company transferred the Medical Plan to its subsidiary, Empower.

The Company provides Supplemental Executive Retirement Plans to certain key executives. These plans provide key executives with certain benefits upon retirement, disability or death based upon total compensation. The Company has purchased individual life insurance policies with respect to each employee covered by these plans. The Company is the owner and beneficiary of the insurance contracts.

A December 31 measurement date is used for the employee benefit plans.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The following tables provide a reconciliation of the changes in the benefit obligations, fair value of plan assets and the underfunded status for the Company’s Post-Retirement Medical and Supplemental Executive Retirement plans, where applicable:

	Post-Retirement Medical Plan		Supplemental Executive Retirement Plan		Total
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020	2021	2020
Change in projected benefit obligation:
Benefit obligation, January 1	$—	$22,696	$42,163	$40,801	$42,163	$63,497
Service cost	—	—	—	—	—	—
Interest cost	—	—	852	1,175	852	1,175
Actuarial (gain) loss	—	—	(1,040)	2,753	(1,040)	2,753
Regular benefits paid	—	—	(2,567)	(2,566)	(2,567)	(2,566)
Benefit obligation transferred to Empower	—	(22,696)	—	—	—	(22,696)
Benefit obligation and under funded status, December 31	$—	$—	$39,408	$42,163	$39,408	$42,163
Accumulated benefit obligation	—	$—	39,408	42,163	39,408	$42,163

	Supplemental Executive Retirement Plan
	Year Ended December 31,
	2021	2020
Change in plan assets:
Fair Value of plan assets, January 1	$—	$—
Employer contributions	2,567	2,566
Regular Benefits paid	(2,567)	(2,566)
Fair Value of plan assets, December 31	$—	$—

The following table presents amounts recognized in the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus for the Company’s Supplemental Executive Retirement plan:

	Supplemental Executive Retirement Plan
	December 31,
	2021	2020
Amounts recognized in the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus:
Accrued benefit liability	$(36,928)	$(38,349)
Liability for pension benefits	(2,480)	(3,814)
Total other liabilities	$(39,408)	$(42,163)
Unassigned deficit	$(2,480)	$(3,814)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The following table presents amounts not yet recognized in the statements of financial position for the Company’s Supplemental Executive Retirement plan:

	Supplemental Executive Retirement Plan
	December 31,
	2021	2020
Unrecognized net actuarial gain (loss)	$(2,480)	$(3,515)
Unrecognized prior service cost		(299)

The following table presents amounts in unassigned deficit recognized as components of net periodic benefit cost for the Company’s Post-Retirement Medical and Supplemental Executive Retirement plans:

	Post-Retirement Medical Plan		Supplemental Executive Retirement Plan		Total
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020	2021	2020
Items not yet recognized as component of net periodic cost on January 1,	$—	$(472)	$(3,814)	$(1,331)	$(3,814)	$(1,803)
Transferred to Empower	—	472	—	—	—	472
Prior service cost recognized in net periodic cost	—	—	300	299	300	299
Gain recognized in net periodic cost	—	—	(6)	(29)	(6)	(29)
Gain (loss) arising during the year	—	—	1,040	(2,753)	1,040	(2,753)
Items not yet recognized as component of net periodic cost on December 31	$—	$—	$(2,480)	$(3,814)	$(2,480)	$(3,814)

The following table provides information regarding amounts in unassigned deficit that are expected to be recognized as components of net periodic benefit costs during the year ended December 31, 2022:

Supplemental Executive Retirement Plan
Net actuarial gain	$(6)
Prior service cost	—

The expected benefit payments for the Company’s Supplemental Executive Retirement plan for the years indicated are as follows:

	2022	2023	2024	2025	2026	2027 through 2031
Supplemental executive retirement plan	10,334	5,810	2,215	1,997	1,806	8,283

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The following table presents the components of net periodic cost (benefit):

	Post-Retirement Medical Plan			Supplemental Executive Retirement Plan			Total
	Year Ended December 31,			Year Ended December 31,			Year Ended December 31,
	2021	2020	2019	2021	2020	2019	2021	2020	2019
Components of net periodic cost (benefit):
Service cost	$—	$—	$1,435	$—	$—	$—	$—	$—	$1,435
Interest cost	—	—	825	852	1,175	1,510	852	1,175	2,335
Amortization of unrecognized prior service cost	—	—	817	300	299	299	300	299	1,116
Amortization of gain from prior periods	—	—	(225)	(6)	(29)	(50)	(6)	(29)	(275)
Net periodic cost	$—	$—	$2,852	$1,146	$1,445	$1,759	$1,146	$1,445	$4,611

The following tables present the assumptions used in determining benefit obligations of the Supplemental Executive Retirement plans at December 31, 2021 and 2020:

	Supplemental Executive Retirement Plan
	December 31,
	2021	2020
Discount rate	2.60%	2.09%
Rate of compensation increase	N/A	N/A

During 2020, the Company adopted the Society of Actuaries Mortality Improvement Scale (MP-2020) which the Company elected to continue to use for 2021.

The following tables present the weighted average interest rate assumptions used in determining the net periodic benefit/cost of the Supplemental Executive Retirement plans:

	Supplemental Executive Retirement Plan
	Year Ended December 31,
	2021	2020
Discount rate	2.09%	2.98%
Rate of compensation increase	N/A	N/A

The discount rate has been set based on the rates of return on high-quality fixed-income investments currently available and expected to be available during the period the benefits will be paid. In particular, the yields on bonds rated AA or better on the measurement date have been used to set the discount rate.

Beginning December 31, 2012, the Company began participation in the pension plan sponsored by GWL&A Financial. During 2017, that plan froze all future benefit accruals for pension-eligible participants as of December 31, 2017. The Company’s share of net expense for the pension plan was $3,625, $7,806 and $14,842 during the years ended December 31, 2021, 2020 and 2019.

The Company offers unfunded, non-qualified deferred compensation plans to a select group of executives, management and highly compensated individuals. Participants defer a portion of their compensation and realize potential market gains / losses or interest on the amount deferred. The programs are not qualified under Section 401 of the Internal Revenue Code. Participant

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

balances, which are included in Other liabilities in the accompanying statutory financial statements, are $56,179 and $49,595 at December 31, 2021 and 2020, respectively.

Previously, the Company sponsored a qualified defined contribution benefit plan covering all employees. Under this plan, employees may contribute a percentage of their annual compensation to the plan up to certain maximums, as defined by the plan and by the Internal Revenue Service (“IRS”). Effective January 1, 2020, the Company transferred the qualified defined contribution benefit plan to its subsidiary, Empower Retirement, LLC. Previously, the Company matched a percentage of employee contributions in cash. The Company recognized $24,955 in expense related to this plan for the year ended December 31, 2019, respectively.

16. Share-Based Compensation

Equity Awards

Lifeco, of which the Company is an indirect wholly-owned subsidiary, maintains the Great-West Lifeco Inc. Stock Option Plan (the “Lifeco plan”) that provides for the granting of options on its common shares to certain of its officers and employees and those of its subsidiaries, including the Company.  Options are granted with exercise prices not less than the average market price of the shares on the five days preceding the date of the grant.  The Lifeco plan provides for the granting of options with varying terms and vesting requirements with vesting commencing on the first anniversary of the grant, exercisable within 10 years from the date of grant. Compensation expense is recognized in the Company's financial statements over the vesting period of these stock options using the accelerated method of recognition.

Termination of employment prior to the vesting of the options results in the forfeiture of the unvested options, unless otherwise determined by the Human Resources Committee. At its discretion, the Human Resources Committee may vest the unvested options of retiring option holders, with the options exercisable within five years from the date of retirement. In such event, the Company accelerates the recognition period to the date of retirement for any unrecognized share-based compensation cost related thereto and recognizes it in its earnings at that time.

Liability Awards

The Company maintains a Performance Share Unit Plan (“PSU plan”) for officers and employees of the Company.  Under the PSU plan, “performance share units” are granted to certain of its officers and employees of the Company. Each performance unit has a value equal to one share of Lifeco common stock and is subject to adjustment for cash dividends paid to Lifeco stockholders, Company earnings results as well as stock dividends and splits, consolidations and the like that affect shares of Lifeco common stock outstanding.

If the performance share units vest, they are payable in cash equal to the average closing price of Lifeco common stock for the 20 trading days prior to the date following the last day of the three-year performance period. The estimated fair value of the performance unit is based on the average closing price of Lifeco common stock for the 20 trading days prior to the grant. The performance share units generally vest in their entirety at the end of the three years performance period based on continued service.  The PSU plan contains a provision that permits all unvested performance share units to become vested upon death or retirement. Changes in the fair value of the performance share units that occur during the vesting period is recognized as compensation cost over that period.

Performance share units are settled in cash and are recorded as liabilities until payout is made. Unlike share-settled awards, which have a fixed grant-date fair value, the fair value of unsettled or unvested liabilities awards is remeasured at the end of each reporting period based on the change in fair value of one share of Lifeco common stock. The liability and corresponding expense are adjusted accordingly until the award is settled.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Compensation Expense Related to Share-Based Compensation

The compensation expense related to share-based compensation was as follows:

	Year Ended December 31,
	2021	2020	2019
Lifeco stock plan	$457	$593	$899
Performance share unit plan	8,818	6,431	15,458
Total compensation expense	$9,275	$7,024	$16,357

Income tax benefits	$1,947	$1,465	$3,414

During the year ended December 31, 2021, 2020 and 2019, the Company had $111, $48 and $(67) respectively, income tax benefits (expense) realized from stock options exercised.

The following table presents the total unrecognized compensation expense related to share-based compensation at December 31, 2021 and the expected weighted average period over which these expenses will be recognized:

	Expense	Weighted average period (years)
Lifeco stock plan	$252	1.1
Performance share unit plan	1,391	0.2

Equity Award Activity

The following table summarizes the status of, and changes in, the Lifeco plan options granted to Company employees which are outstanding. The options granted relate to underlying stock traded in Canadian dollars on the Toronto Stock Exchange; therefore, the amounts, which are presented in United States dollars, will fluctuate as a result of exchange rate fluctuations.

		Weighted average
	Shares under option	Exercise price (Whole dollars)	Remaining contractual term (Years)	Aggregate intrinsic value (1)
Outstanding, January 1, 2021	3,171,470	$25.95
Granted	—	NA
Exercised	(551,830)	23.71
Expired	(3,440)	27.30
Outstanding, December 31, 2021	2,616,200	26.35	5.0	$9,266
Vested and expected to vest, December 31, 2021	2,616,200	26.35	5.0	9,266
Exercisable, December 31, 2021	1,839,740	27.01	4.2	5,303

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

(1) The aggregate intrinsic value is calculated as the difference between the market price of Lifeco common shares on December 31, 2021 and the exercise price of the option (only if the result is positive) multiplied by the number of options.

The following table presents additional information regarding stock options under the Lifeco plan:

	Year Ended December 31,
	2021	2020	2019
Weighted average fair value of options granted	NA	NA	$2.32
Intrinsic value of options exercised (1)	2,804	1,097	3,282
Fair value of options vested	770	911	1,358

(1) The intrinsic value of options exercised is calculated as the difference between the market price of Lifeco common shares on the date of exercise and the exercise price of the option multiplied by the number of options exercised.

The fair value of the options granted during the year ended December 31, 2019 was estimated on the date of the grant using the Black-Scholes option-pricing model with the following weighted average assumptions:

Year Ended December 31,
2019
Dividend yield	5.46%
Expected volatility	19.68%
Risk free interest rate	1.83%
Expected duration (years)	6.0

Liability Award Activity

The following table summarizes the status of, and changes in, the Performance Share Unit Plan units granted to Company employees which are outstanding:

Performance Units
Outstanding, January 1, 2021	958,827
Granted	28,800
Forfeited	(5,248)
Paid	(403,617)
Outstanding, December 31, 2021	578,762

Vested and expected to vest, December 31, 2021	578,762

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The cash payment in settlement of the Performance Share Unit Plan units was $11,928, $8,569 and $5,815 for the years ended December 31, 2021, 2020 and 2019, respectively.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

17. Participating Insurance

Individual life insurance premiums paid, net of reinsurance, under individual life insurance participating policies were 30%, 55%, and (1)% of total individual life insurance premiums earned during the years ended December 31, 2021, 2020 and 2019 respectively. The Company accounts for its policyholder dividends based upon the contribution method. The Company paid dividends in the amount of $18,129, $18,497 and $23,461 to its policyholders during the years ended December 31, 2021, 2020 and 2019, respectively.

18. Concentrations

No customer accounted for 10% or more of the Company’s revenues during the year ended December 31, 2021. In addition, the Company is not dependent upon a single customer or a few customers. The loss of business from any one, or a few, independent brokers or agents would not have a material adverse effect on the Company or any of its business agents.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

19. Commitments and Contingencies

Future Contractual Obligations

The following table summarizes the Company’s estimated future contractual obligations:

	Payment due by period
	2022	2023	2024	2025	2026	Thereafter	Total
Surplus notes - principal (1)	$—	$—	$—	$527,500	$—	$1,550,225	$2,077,725
Surplus notes - interest (2)	74,030	74,030	74,030	72,368	67,383	1,615,354	1,977,197
Investment purchase obligations (3)	1,165,936	—	1,545	—	—	5,000	1,172,481
Other liabilities (4)	69,783	46,810	2,215	1,997	1,806	8,284	130,895
Total	$1,309,749	$120,840	$77,790	$601,865	$69,189	$3,178,863	$5,358,296

(1)  Surplus notes principal - Represents contractual maturities of principal due to the Company’s parent, GWL&A Financial, under the terms of four long-term surplus notes. The amounts shown in this table differ from the amounts included in the Company’s Statement of Admitted Assets, Liabilities, Capital and Surplus because of the $34,931 of unamortized debt modification gain as discussed in Note 13.

(2)  Surplus notes interest - All surplus notes bear interest at a fixed rate through maturity. The interest payments shown in this table are calculated based upon the contractual rates in effect on December 31, 2021.

(3)  Investment purchase obligations - The Company makes commitments to fund partnership interests, mortgage loans, and other investments in the normal course of its business. As the timing of the fulfillment of the commitment to fund partnership interests cannot be predicted, such obligations are presented in the less than one year category. The timing of the funding of mortgage loans is based on the expiration date of the commitment. The amounts of these unfunded commitments at December 31, 2021 was $1,172,481, of which $655,615 were related to limited partnership interests. Related party transactions comprise of $164,184 of the unfunded limited partnership interests at December 31, 2021. At December 31, 2021, $1,165,936 was due within one year, $1,545 was due within four to five years, and $5,000 was due after five years.

(4)  Other liabilities - Other liabilities include those other liabilities which represent contractual obligations not included elsewhere in the table above. If the timing of the payment of any other liabilities was sufficiently uncertain, the amounts were included in the less than one year category. Other liabilities presented in the table above include:

•	Expected benefit payments for the Company's supplemental executive retirement plan through 2027

•	Unrecognized tax benefits

•	Personal Capital contingent payment consideration

As part of the Personal Capital acquisition, the Company included contingent consideration based on the potential achievement of certain key metrics. An initial contingent consideration earn-out value of $20,000 represented management’s best estimate, which could be up to $175,000 based on the achievement of growth in assets under management metrics defined in the Merger Agreement, payable following measurements through December 31, 2021 and December 31, 2022.

The contingent consideration provision was increased by $80,000 in 2021 for a total contingent consideration provision of $100,000 at December 31, 2021. The increase in 2021 was due to growth in net new assets above the amount assumed at the date

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

of acquisition. Changes in the fair value of the contingent consideration measured in accordance with the Merger Agreement subsequent to the completion of the purchase price allocation are recognized in operating and administrative expenses in the Consolidated Statements of Earnings. Based on current estimates, management anticipates paying $59,000 in 2022 and $41,000 in 2023 in contingent consideration.

Rent expense for the years ended December 31, 2021, 2020 and 2019 were $30,243, $25,324 and $33,473 respectively.

Originally entered into on March 1, 2018 and as amended on July 7, 2020, the Company has a revolving credit facility agreement in the amount of $50,000 for general corporate purposes.  The credit facility has an expiration date of March 1, 2023.  Interest accrues at a rate dependent on various conditions and terms of borrowings. The agreement requires, among other things, the Company to maintain a minimum adjusted net worth, of $673,000, as defined in the credit facility agreement (compiled on the unconsolidated statutory accounting basis prescribed by the NAIC), at any time. The Company was in compliance with all covenants at December 31, 2021 and 2020. At December 31, 2021 and 2020 there were no outstanding amounts related to the current credit facilities.

In addition, the Company has other letters of credit with a total amount of $8,595, renewable annually for an indefinite period of time. At December 31, 2021 and 2020, there were no outstanding amounts related to those letters of credit.

In October 2020, the Company became a member of the FHLB of Topeka. FHLB provides access to billions of low-cost funding dollars to banks, credit unions, insurance companies and community development financial institutions in the United States. At December 31, 2021, the Company had an estimated borrowing capacity of approximately $2,500,000. All borrowings must be collateralized and the required collateral amount is based on the type of investment securities pledged. No amounts were borrowed as of December 31, 2021 and 2020. Additionally, the Company was required to purchase FHLB of Topeka stock and, at December 31, 2021 and 2020, owns $501 and $500, respectively, of Class A stock which are currently not eligible for redemption.

Contingencies

From time to time, the Company may be threatened with, or named as a defendant in, lawsuits, arbitrations, and administrative claims. Any such claims that are decided against the Company could harm the Company’s business. The Company is also subject to periodic regulatory audits and inspections which could result in fines or other disciplinary actions. Unfavorable outcomes in such matters may result in a material impact on the Company's financial position, results of operations, or cash flows.

The liabilities transferred and ceding commission received at the closing of the MassMutual transaction are subject to future adjustments. In December 2021, MassMutual provided the Company with its listing of proposed adjustments with respect to the liabilities transferred. In December 2021, the Company formally objected to these proposed adjustments. The Master Transaction Agreement requires the parties to attempt to resolve these differences in an informal manner and that process is ongoing. Based on the information presently known, it is difficult to predict the outcome of this matter with certainty, but this matter is not expected to materially impact the financial position of the Company.

The Company is involved in other various legal proceedings that arise in the ordinary course of its business.  In the opinion of management, after consultation with counsel, the likelihood of loss from the resolution of these proceedings is remote and/or the estimated loss is not expected to have a material effect on the Company’s financial position, results of its operations, or cash flows.

The Company and GWL&A NY have an agreement whereby the Company has committed to provide financial support to GWL&A NY related to the maintenance of adequate regulatory surplus and liquidity. The Company is obligated to invest in shares of GWL&A NY in order for GWL&A NY to maintain the capital and surplus at the greater of 1) $6,000, 2) 200% of GWL&A NY RBC minimum capital requirements if GWL&A NY total assets are less than $3,000,000 or 3) 175% of GWL&A

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

NY RBC minimum capital requirements if GWL&A NY total assets are $3,000,000 or more. There is no limitation on the maximum potential future payments under the guarantee. The Company has no liability at December 31, 2021 and 2020 for obligations under the guarantee.

20. Reconciliation between Annual Statement and Audited Financial Statements

The accompanying statutory financial statements reflect certain adjustments to amounts previously reported in the annual statement filed with the Colorado Division of Insurance. The following reconciles net income and capital and surplus included in the annual statement to the accompanying statutory financial statements as of December 31, 2021:

		Capital and
	Net Income	Surplus
As reported in the annual statement	$ 297,946	$ 2,915,646
Adjustment to federal income tax expense (benefit)	1,022	1,022
Adjustment to change in net unrealized capital (losses) gains, net of income taxes		97,492
Adjustment to change in net deferred income taxes		(94,794)
As reported herein	$ 298,968	$ 2,919,366

21. Subsequent Events

Management has evaluated subsequent events for potential recognition or disclosure in the Company’s statutory financial statements through April 15, 2022, the date on which they were issued. On February 2, 2022, the Company’s Board of Directors declared a dividend of $95,000. The dividend was paid on March 16, 2022 to the Company’s sole shareholder, GWL&A Financial. Prior to the payment of this dividend, the Company received approval from the Colorado Insurance Commissioner.

On July 21, 2021, the Company announced it's intent to acquire the full-service retirement business of Prudential Financial, Inc. Prudential's retirement recordkeeping business comprises more than 4,300 workplace savings plans, with approximately 4 million participants and $314 billion in assets. The transaction closed on April 1, 2022.

SUPPLEMENTAL SCHEDULES

(See Independent Auditors’ Report)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Supplemental Schedule of Selected Statutory Financial Data

As of and for the Year Ended December 31, 2021

Investment income earned:
U.S. Government bonds	$911
Other bonds (unaffiliated)	746,320
Bonds of affiliates	318
Preferred stocks (unaffiliated)	4,249
Common stocks (unaffiliated)	1
Common stocks of affiliates	963
Mortgage loans	141,323
Real estate	31,241
Contract loans	186,842
Cash, cash equivalents and short-term investments	6,249
Derivative instruments	31,105
Other invested assets	181,987
Aggregate write-ins for investment income	8,619
Gross investment income	$1,340,128

Real estate owned - Book value less encumbrances:	$40,192

Mortgage loans - Book value:
Commercial mortgages	$4,304,031

Mortgage loans by standing - Book value:
Good standing	$4,304,031

Other long-term invested assets - Statement value:	$769,962

Contract loans	$3,795,766

Bonds and stocks of parents, subsidiaries and affiliates - Book value:
Bonds	$3,582
Common stocks	$206,853

Bonds and short-term investments by maturity and NAIC designation:
Bonds by maturity - Statement value:
Due within one year or less	$2,735,798
Over 1 year through 5 years	8,581,796
Over 5 years through 10 years	11,842,807
Over 10 years through 20 years	3,188,886
Over 20 years	1,998,881
Total by maturity	$28,348,168

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Supplemental Schedule of Selected Statutory Financial Data

As of and for the Year Ended December 31, 2021

Bonds and short-term investments by NAIC designation - Statement value:
NAIC 1	$16,077,592
NAIC 2	11,688,761
NAIC 3	526,833
NAIC 4	24,085
NAIC 5	30,700
NAIC 6	197
Total by NAIC designation	$28,348,168

Total bonds publicly traded	$15,455,056
Total bonds privately placed	$12,893,112

Preferred stocks - Statement value	$116,878
Common stocks - Market value	$220,224
Short-term investments - Book value	$9,993
Collar, swap and forward agreements open - Statement value	$118,362
Futures contracts open - Current value	$2,660

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Supplemental Schedule of Selected Statutory Financial Data

As of and for the Year Ended December 31, 2021

Life insurance in-force:
Ordinary	$3,223,975
Group life	—

Life insurance policies with disability provisions in-force:
Ordinary	$19,328
Group life	17,564,995

Supplementary contracts in-force:
Ordinary - not involving life contingencies:
Amount on deposit	$—
Income payable	—
Ordinary - involving life contingencies:
Income payable	—
Group - not involving life contingencies:
Amount on deposit	—
Income payable	—
Group - involving life contingencies:
Income payable	121

Annuities:
Ordinary:
Immediate - amount of income payable	$335
Deferred - fully paid account balance	247
Deferred - not fully paid - account balance	—
Group:
Certificates - amount of income payable	$61,930
Certificates - fully paid account balance
Certificates - not fully paid account balance	48,848,148

Accident and health insurance - equivalent premiums in-force:
Group	$—

Deposit funds and dividend accumulations
Deposit funds - account balance	40,951
Deposit accumulations - account balance	17,236

Claim payments:
Group accident and health:

2021	$4,009
2020	9,856
2019	5,917
2018	2,738
2017	2,390
Prior	17,578

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Supplemental Schedule of Selected Statutory Financial Data

As of and for the Year Ended December 31, 2021

Open for SIRI and SIS

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Supplemental Schedule of Selected Statutory Financial Data

As of and for the Year Ended December 31, 2021

Supplemental Schedule of the Annual Audit Report

Supplemental Schedule Regarding Reinsurance Contracts with Risk-Limiting Features

Reinsurance contracts subject to Appendix A-791—Life and Health Reinsurance Agreements of the NAIC Accounting Practices and Procedures Manual:

The Company has not entered into, renewed or amended reinsurance contracts on or after January 1, 1996, which include risk-limiting features, as described in SSAP No. 61R—Life, Deposit-Type and Accident and Health Reinsurance (SSAP No. 61R). Deposit accounting, as described in SSAP No. 61R was not applied for reinsurance contracts, which include risk-limiting features since the Company does not have applicable contracts.

Reinsurance contracts NOT subject to Appendix A-791—Life and Health Reinsurance Agreements of the NAIC Accounting Practices and Procedures Manual:

The Company has not applied reinsurance accounting, as described in in SSAP No. 61R, to reinsurance contracts entered into, renewed or amended on or after January 1, 1996, which include risk-limiting features, as described in SSAP No. 61R since the Company does not have applicable contracts. As such, the reinsurance reserve credit, as described in SSAP No. 61R, was not reduced.

Payments to reinsurers (excluding reinsurance contracts with a federal or state facility):

The Company has not entered into, renewed or amended reinsurance contracts on or after January 1, 1996, which contain provisions that allow (1) the reporting of losses or settlements with the reinsurer to occur less frequently than quarterly or (2) payments due from the reinsurer to not be made in cash within ninety days of the settlement date unless there is no activity during the period.

The Company has not entered into, renewed or amended reinsurance contracts on or after January 1, 1996, which contain a payment schedule, accumulating retentions from multiple years or any features inherently designed to delay timing of the reimbursement to the ceding company.

Reinsurance contracts NOT subject to Appendix A-791—Life and Health Reinsurance Agreements of the NAIC Accounting Practices and Procedures Manual and NOT yearly-renewable term that meet the risk transfer requirements under SSAP No. 61R:

The Company has not reflected reinsurance reserve credit for any reinsurance contracts entered into, renewed or amended on or after January 1, 1996 for the following:

a.	Assumption reinsurance

b.	Non-proportional reinsurance that does not result in significant surplus relief

The Company does not prepare financial information under generally accepted accounting principles ("GAAP"). As such, the Company has not ceded any risk during the period ended December 31, 2020 under any reinsurance contracts entered into, renewed or amended on or after January 1, 1996, that applies reinsurance accounting, as described under SSAP No. 61R for statutory accounting principles (SAP) and applies deposit accounting under GAAP.

The Company has not ceded any risk during the period ended December 31, 2020 under any reinsurance contracts entered into, renewed or amended on or after January 1, 1996, accounted for as reinsurance under GAAP and as a deposit under SSAP No. 61R.